Exhibit 99.1
UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF

IN RE:                    }    CASE NUMBER
}    13-11456
}
}                                                     }
DEBTOR(S). GMX Resources Inc.    }    CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM April 1, 2013 TO April 30, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hock
Attorney for Debtor’s Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING April 1, 2013 AND ENDING April 30, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	945,484	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	5,403,307	5,403,307
	C. Other Receipts (See MOR-3)	9,624,008	9,624,008
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	15,027,315	15,027,315
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	15,972,799	15,972,799
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,993	1,993
	C. Contract Labor	—	—
	D. Fixed Asset Payments (not incl. in “N”)	3,524,030	3,524,030
	E. Insurance	86,702	86,702
	F. Inventory Payments (See Attach. 2)	19,599	19,599
	G. Leases	809,505	809,505
	H. Manufacturing Supplies	—	—
	I. Office Supplies	26,766	26,766
	J. Payroll - Net (See Attachment 4B)	398,576	398,576
	K. Professional Fees (Accounting & Legal)	130,081	130,081
	L. Rent	83,624	83,624
	M. Repairs & Maintenance	2,040	2,040
	N. Secured Creditor Payments (See Attach. 2)	723,125	723,125
	O. Taxes Paid - Payroll (See Attachment 4C)	182,575	182,575
	P. Taxes Paid - Sales & Use (See Attachment 4C)	4,388	4,388
	Q. Taxes Paid - Other (See Attachment 4C)	7,022	7,022
	R. Telephone	14,777	14,777
	S. Travel & Entertainment	13,052	13,052
	Y. U.S. Trustee Quarterly Fees	—	—
	U. Utilities	33,872	33,872
	V. Vehicle Expenses	—	—
	W. Other Operating Expenses (See MOR-3)	4,027,451	4,027,451
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	10,089,178	10,089,178
7.	ENDING BALANCE (Line 4 Minus Line 6)	5,883,621	5,883,621

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 28th day of May, 2013	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	9,540,000	9,540,000
Cash distrubution from Endeavor Gathering LLC	56,740	56,740
Miscellaneous Receipts	27,268	27,268

Total	9,624,008	9,624,008

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
$10,000,000	$50,000,000 Super-Priority Debtor in Possession Credit And Guarantee Agreement ("DIP Loan")	Working Capital	Within 180 days per the DIP Loan Agreement

(1) Draw proceeds of $9,4540,000 reflect a $10,000,000 draw on the DIP line of credit net of a 4% upfront fee ($400,000) and $60,000 fee to DIP Agent.

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	1,225,090	1,225,090
Monthly volumetric production payment	857,840	857,840
Monthly distribution to royalty and working interest owners	1,323,256	1,323,256
		—
Total	4,027,451	4,027,451

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning April 1, 2013 Period ending April 30, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$5,156,566	$3,864,298	$7,016,038	$34,052,336	$50,089,238
Plus: Current Month New Billings	$6,940,694	$544,095	$277,983	$(548,555)	$7,214,217
Minus: Collection During Month (b)	$(2,587,707)	$(2,575,071)	$(228,029)	$(12,500)	$(5,403,307)
Minus: Revenue Netting	$—	$(105,665)	$—	$—	$(105,665)
Plus/Minus: Adjustments or Writeoffs (3)	$—	$621,265	$—	$—	$621,265
End of Month Balance (c)	$9,509,553	$2,348,922	$7,065,992	$33,491,281	$52,415,748
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
(3) Whiting Oil & Gas Corporation paid GMX Resources in Error $621,264.60.  This incorrect payment was refunded through Accounts Payable Disbursements, GMX Check Number 215503 dated 04/30/13.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
N/A
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$1,571,362	$—	$—	$—	$1,571,362
Joint Interest Billing	$840,019	$—	$—	$—	$840,019
Other Accounts Receivable	$9,973	$—	$—	$—	$9,973
Intercompany Receivable/Payable	$(852,641)	$—	$—	$—	$(852,641)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
N/A	N/A	N/A

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE
Date         Days

Incurred	Outstanding Vendor Description Amount (b)

See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was give the authority to pay approximately $6.9 million in pre-petition debts. See Exhibit III attached, which is the authorization from the bankruptcy court to pay these debts.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$—
PLUS: New Indebtedness Incurred This Month	$2,759,793
MINUS: Amount Paid on Post Petition Accounts Payable This Month	$(2,244,924)
PLUS/MINUS: Adjustments *	$—
Ending Month Balance (c)	$514,869

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement - Interest / Commitment Fee	4/30/2013	$433,333	$—	$—
DIP Loan Agreement - Backstop Fee	4/4/2013	$289,792	$—	$—

TOTAL (d)		$723,125

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,299,079	$15,024	$(23,923)	$—	$3,290,180
Oil Inventory	$69,600	$69,600	$2,540	$—	$—	$72,140
Total Inventory	$3,368,679	$3,368,679	$17,564	$(23,923)	$—	$3,362,320

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lift cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,362,320
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$242,682,810
Minus: Depreciation Expense	(1,544,531)
Plus: New Purchases	2,278,368
Plus/Minus: Adjustments or Write-downs *	436,263
Ending Monthly Balance	$243,852,910
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. The Company sold vehicles and other equipment during the reporting period, which totaled $277,150. This was offset by $713,414 in property transferred from Diamond Blue Drilling to GMX.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	3620097607 (Operating Account) 542051752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$6,886,555
Plus: Total Amount of Outstanding Deposits	$56,141
Minus: Total Amount of Outstanding Checks and Other Debits *	$(1,139,499)
Minus Service Charges	$—
Ending Balance per Check Register **(a)	$5,803,197

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: 3620097607 (Operating Account)
542051752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$182,575
Sales & Use Taxes Paid (b)	$4,388
Other Taxes Paid (c)	$7,022
Total (d)	$193,985

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Capital One Money Market Account	N/A	N/A	N/A	$25,107
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,041
Total (a)				$75,148

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$3,563	N/A
Total (b)		$3,563

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

$135.44	Working Meals
$167.15	Working Meals
$240.00	Security Services
$600.00	Security Services

Total Investments Accounts and Petty Cash (a + b) (c)	$78,711

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	5/19/2013	Production & Severance Tax	$4,875	4/19/2013	Mar-13
Texas State Comptroller	6/19/2013	Estimated Production & Severance Tax	$6,260	4/19/2013	Apr-13
Barber County Treasurer	1/31/2014	Estimated Ad Valorem Taxes	$192	No filings - Billed from County	Year of 2013
Cass County Tax Collector	1/31/2014	Estimated Ad Valorem Taxes	$173	4/15/2013	Year of 2013
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	$153,563	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	$54,154	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$1,483	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Estimated Ad Valorem Taxes	$1,258	4/15/2013	Year of 2013
Louisiana Dept of Revenue	9/15/2013	Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$222,458

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning April 1, 2013 Period ending April 30, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid
Ken Kenworthy, Jr.	Chief Executive Officer	Salary	$44,710
		Gas Allowance	$868
Michael Rohleder	President	Salary	$32,454
James Merrill	Chief Financial Officer	Salary	$25,840
Gary Jackson	Executive Vice President Land	Salary	$25,000
		Gas Allowance	$1,750
Harry Stahel	Executive Vice President Finance	Salary	$23,077

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	56	—
Number hired during the period	1	—
Number terminated or resigned during the period	4	—
Number of employees on payroll at end of period	53	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full

MOR-17

Lloyd's of London c/o Continental Energy Specialist, L.P P.O. Box 689 Fulshear TX 77441	281-533-9067	CESEP12290	Operators extra expense policy	8/8/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A for this period

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before (see note below) .

Note: The Company is conducting a 363 asset sale. The Asset Purchase Agreement was signed May 15, 2013

MOR-19

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	April 30, 2013
CURRENT ASSETS:
Cash and cash equivalents	$5,881,914
Short term investments	—
Accounts receivable - interest owners	9,052,662
Accounts receivable - oil and natural gas revenues	9,871,666
Accounts receivable - intercompany	20,081,986
Derivative instruments	—
Inventories	72,140
Prepaid expenses and deposits	4,183,743
Assets held for sale	409,579
Total current assets	49,553,690

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	700,588,311
Properties not subject to amortization	138,497,035
Less accumulated depreciation, depletion and impairment	(608,795,305)
230,290,041

PROPERTY AND EQUIPMENT, AT COST, NET	13,562,869
DERIVATIVE INSTRUMENTS	883
OTHER ASSETS	10,197,235
Investment in Sub/Intercompany	28,321,352
TOTAL ASSETS	$331,926,069

LIABILITIES AND SHAREHOLDERS' EQUITY	April 30, 2013
CURRENT LIABILITIES
Accounts payable	$21,259,880
Accounts payable - Intercompany	13,471,858
Other Accrued Expenses	7,915,993
Accrued interest	22,669,549
Revenue distribution payable	2,432,392
Short-term derivative instruments	2,179,375
Current maturities of long-term debt	10,025,750
Total current liabilities	79,954,796

LONG-TERM DEBT, LESS CURRENT MATURITIES	409,920,439
DEFERRED PREMIUMS ON DERIVATIVE INSTRUMENTS	—
OTHER LIABILITIES	2,619,192
SHAREHOLDERS' EQUITY
Preferred stock, par value $.001 per share, 10,000,000 shares authorized: Series A Junior Participating Preferred Stock 25,000 shares authorized, none issued and outstanding	—
9.25% Series B Cumulative Preferred Stock, 6,000,000 Shares authorized,2,053,930 shares issued and outstanding (aggregate liquidation preference $50,000000)	3,177
Common stock, par value $.001 per share, 100,000,000 shares authorized, 54,627,070 shares issued and outstanding as of 2/28/2011 and 31,283,353 issued & outstanding at YE 2010	98,062
Additonal paid-in capital	717,353,607
Retained earnings (Accumulated deficit)	(879,966,148)
Accumulated other comprehensive income, net of taxes	1,942,943
Total GMX shareholders' equity	(160,568,360)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$331,926,069

GMX Resources Inc.
Income Statement

April 30, 2013

O&G sales	$3,535,082
Derivatives	376,967
Equipment Rentals	—
Salt Water Disposal
Gathering
Compression Income
Expansions Projects Income
TOTAL REVENUES	3,912,049

COSTS AND EXPENSES
Lease operating	458,180
Production taxes	211,317
Depreciation, depletion and amortization	1,552,631
Impairment of natural gas and oil properties and other fixed assets	—
General and administrative	3,574,839
Total expenses	5,796,966

OPERATING INCOME	(1,884,917)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(4,438,353)
Write off of Unamortized Revolver Fees	—
Interest and other income	(20,552)
Unrealized gains (losses) on derivatives	(529,781)
Total non-operating expense	(4,988,685)

Income (loss) before income taxes	(6,873,603)

PROVISION (BENEFIT) FOR INCOME TAXES	125,585

NET INCOME (LOSS)	(6,999,188)
Net income attributable to noncontrolling interest	44,487

NET INCOME APPLICABLE TO GMX	(7,043,675)
Preferred stock dividends	612,183

NET INCOME APPLICABLE TO COMMON SHAREHOLDERS	$(7,655,858)

Exhibit II

Post-Petition Account Payable At 4-30-2013
Inv Date	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	29	IHS Global Inc.	Prepaid Expense	83,756.00
4/1/2013	29	Globenewswire, Inc	Investor and Director Expense	3,750.00
4/1/2013	29	J. David Lucke	Investor and Director Expense	4,166.67
4/1/2013	29	Jon William (Tucker) Mchugh	Investor and Director Expense	4,166.67
4/1/2013	29	Ken L. Kenworthy	Investor and Director Expense	4,166.67
4/1/2013	29	Michael G. Cook	Investor and Director Expense	4,166.67
4/1/2013	29	Reed Elsevier Inc.	Other General & Administrative	520.00
4/1/2013	29	Steven Craig	Investor and Director Expense	4,166.67
4/1/2013	29	Thomas G. Casso	Investor and Director Expense	4,166.67
4/1/2013	29	Tom Boismier	Investor and Director Expense	4,166.67
4/1/2013	29	Verian Technologies, LLC	Telecomm and Computing	2,575.00
4/1/2013	29	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	519.00
4/1/2013	29	Bob's Oilfield Service, Inc.	8.8 Workover Expense	778.50
4/1/2013	29	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	842.00
4/1/2013	29	IHS Global Inc.	Prepaid Expense	18,931.00
4/1/2013	29	Kuntz Sandblasting and	8.8 Intang Completion Costs	3,262.57
4/1/2013	29	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,440.00
4/1/2013	29	Shred-It USA, Inc.	General Office Expense	97.18
4/1/2013	29	Tervita LLC	8.8 Workover Expense	22,650.24
4/1/2013	29	Total Compliance	Consulting and Prof Fees	900.00
4/2/2013	28	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	1,833.00
4/2/2013	28	Bob's Oilfield Service, Inc.	8.8 Workover Expense	667.00
4/2/2013	28	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	346.00
4/2/2013	28	Comdata Network, Inc.	8/8 Lease Operating Expense	3,589.14
4/2/2013	28	FEKETE CORP	Travel Meals & Entertainment	1,100.00
4/2/2013	28	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	28	Randy Williams	Travel Meals & Entertainment	86.70
4/2/2013	28	Tervita LLC	8.8 Workover Expense	2,000.00
4/2/2013	28	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/3/2013	27	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,831.00
4/3/2013	27	Modular Space Corporation	General Office Expense	2,398.86
4/3/2013	27	National Oilwell Varco, LP	8.8 Intang Completion Costs	86,213.74
4/3/2013	27	National Oilwell Varco, LP	8.8 Workover Expense	5,749.19
4/4/2013	26	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	2,337.51
4/4/2013	26	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	444.00
4/5/2013	25	Bob's Oilfield Service, Inc.	8.8 Intangible Drilling Costs	742.00
4/5/2013	25	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,039.00
4/5/2013	25	DAIOHS, USA Inc	Travel Meals & Entertainment	389.14
4/8/2013	22	AAPL	Other General & Administrative	100.00
4/8/2013	22	Randy Williams	Travel Meals & Entertainment	86.70
4/8/2013	22	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	1,262.25
4/8/2013	22	Shred-It USA, Inc.	General Office Expense	97.18
4/9/2013	21	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	1,334.00
4/9/2013	21	Comdata Network, Inc.	8/8 Lease Operating Expense	104.69
4/9/2013	21	Helmerich & Payne	8.8 Intang Completion Costs	20,986.25
4/9/2013	21	Mclain-Chitwood Office Prods	General Office Expense	98.47
4/9/2013	21	Missouri Valley Petroleum	8.8 Intang Completion Costs	1,361.19

4/9/2013	21	Missouri Valley Petroleum	8/8 Lease Operating Expense	5,622.52
4/10/2013	20	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	1,434.00
4/10/2013	20	BUSY BEES HOT OIL, INC	8.8 Workover Expense	1,025.00
4/10/2013	20	Mclain-Chitwood Office Prods	General Office Expense	25.62
4/11/2013	19	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,657.00
4/11/2013	19	Federal Express Corporation	General Office Expense	75.12
4/11/2013	19	JNS Trucking, Inc.	8.8 Workover Expense	645.00
4/11/2013	19	National Oilwell Varco, LP	8.8 Tang Completion Cost	17,858.73
4/12/2013	18	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	2,674.40
4/12/2013	18	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	4,179.61
4/12/2013	18	C & C Oilfield Services, LLC	Operating Expense - Pipeline	682.95
4/15/2013	15	Missouri Valley Petroleum	8/8 Lease Operating Expense	1,925.65
4/15/2013	15	Shred-It USA, Inc.	General Office Expense	97.18
4/16/2013	14	Advantage Office Products, LLC	General Office Expense	(241)
4/16/2013	14	Bob's Oilfield Service, Inc.	8.8 Intang Completion Costs	446.00
4/16/2013	14	Bob's Oilfield Service, Inc.	8.8 Workover Expense	3,256.50
4/16/2013	14	Bob's Oilfield Service, Inc.	8/8 Lease Operating Expense	953.50
4/16/2013	14	James P. Hill Distributor Inc.	Operating Expense - Pipeline	930.71
4/16/2013	14	Mclain-Chitwood Office Prods	General Office Expense	454.30
4/16/2013	14	Standard Parking Corporation	Other General & Administrative	760.00
4/17/2013	13	Bob's Oilfield Service, Inc.	8.8 Workover Expense	1,015.00
4/17/2013	13	Bob's Oilfield Service, Inc.	General Office Expense	309.50
4/17/2013	13	Globe Energy Services, LLC	8/8 Lease Operating Expense	3,071.00
4/17/2013	13	Roughrider Electric	8.8 Intangible Drilling Costs	57,263.53
4/18/2013	12	Mclain-Chitwood Office Prods	General Office Expense	237.72
4/19/2013	11	AT&T Corp	Telecomm and Computing	96.30
4/19/2013	11	Century Link	Telecomm and Computing	75.00
4/19/2013	11	Globe Energy Services, LLC	8/8 Lease Operating Expense	5,397.55
4/19/2013	11	South Gateway Tire Co. Inc.	General Office Expense	23.34
4/20/2013	10	Capital One	Other General & Administrative	461.28
4/22/2013	8	Direct Report Corporation	Investor and Director Expense	796.50
4/22/2013	8	Ronald Pilkington	Travel Meals & Entertainment	129.46
4/23/2013	7	Mclain-Chitwood Office Prods	General Office Expense	158.76
4/25/2013	5	Mary Ann Grove	Rent and Utilities	125.00
4/25/2013	5	Teresa Jacobs	Travel Meals & Entertainment	257.56
4/27/2013	3	United Parcel Service, Inc.	General Office Expense	247.47
4/29/2013	1	South Gateway Tire Co. Inc.	Travel Meals & Entertainment	1,095.49
4/29/2013	1	Tres Management Inc.	Consulting and Prof Fees	8,527.06
4/29/2013	1	Wes Willits	General Office Expense	—
4/30/2013	—	Avalon North LLC	Penalties & Interest Expense	462.91
4/30/2013	—	Dakota West Energy LLC	Penalties & Interest Expense	462.91
4/30/2013	—	Opportune LLP	Prepaid Expense	5,000.00
5/1/2013	(1)	AAPL	Other General & Administrative	100.00
		Open Post Petition Accounts Payable at 4-30-2013		514,869.40

Exhibit III
Case: 13-11456 Doc: 78 Filed: 04/03/13 Page: 1 of 5

Dated: April 3, 2013, 04:59 PM
The following is ORDERED:

UNITED STATES BANKRUPTCY COURT WESTERN DISTRICT OF OKLAHOMA
    OKLAHOMA CITY DIVISION
)
)    Chapter 11
In re:    )
)    Case No. 13-11456 (SAH)
GMX RESOURCES INC., et al.,1    )
)    Jointly Administered
Debtors.    )
)
INTERIM ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE
ORDINARY COURSE (I) UNDISPUTED PREPETITION JOINT INTEREST BILLINGS
    AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II)
UNDISPUTED PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III)
    UNDISPUTED OBLIGATIONS OR TAXES OWED TO GOVERNMENTAL
AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO
    OIL AND GAS OPERATIONS
[This Order Corresponds to the Motion at Docket No.20]
_____________________________________

[1]
The debtors in these chapter 11 cases, along with the last four digits of each debtor’s federal tax identification number, include: GMX Resources Inc. (4474), Diamond Blue Drilling Co. (7463), Endeavor Pipeline, Inc. (3948). The location of GMX’s corporate headquarters and the service address for its affiliates is: 9400 N. Broadway, Suite 600, Oklahoma City, OK 73114.

ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE ORDINARY COURSE (I) UNDISPUTED PREPETITION
JOINT INTEREST BILLINGS AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II) UNDISPUTED
PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III) UNDISPUTED OBLIGATIONS OR TAXES OWED TO
GOVERNMENTAL AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO OIL AND GAS OPERATIONS

Case: 13-11456 Doc: 78 Filed: 04/03/13 Page: 2 of 5

Upon the motion, dated April 1, 2013 (the “Motion”), of the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”), for entry of an order authorizing the Debtors to pay in the ordinary course (i) undisputed prepetition joint interest billings, and other obligations owing under the Debtors’ oil and gas leases; (ii) undisputed prepetition claims that are subject to statutory liens; and (iii) undisputed obligations or taxes owed to governmental authorities; and (iv) certain critical vendors relating to the Debtors’ oil and gas properties; and
upon the Declaration of Michael Rohleder, President of GMX Resources Inc., et al., in Support
of GMXR’s Chapter 11 Petitions and First Day Motions, sworn to on April 1, 2013 (the “First
Day Declaration”); and the Court having determined that it has jurisdiction over the matters raised by the Motion and that the relief requested in the Motion is in the best interests of the
Debtors, their estates and creditors; and it appearing that proper and adequate notice has been given and that no other or further notice is necessary; and upon the record herein; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby
ORDERED, ADJUDGED AND DECREED THAT:
1.    The Motion is granted as set forth herein.
2.    The Debtors are authorized    (but not directed) to pay any prepetition Obligations (as defined in the Motion) as set forth in the Motion; provided, however, such aggregate amount paid to Lien Claimants shall be limited to the AP Payment line item in the
Weekly Cash Flow Budget for the weeks ending April 5 and April 12, 2013 [Docket 24-2] (the
“Interim Cap”). The relief requested in the Motion authorizing the Debtors to pay amounts to
Lien Claimants in excess of the Interim Cap and authorizing the Debtors to pay the two critical vendors payments to two seismic data providers shall be set for hearing on April 18, 2013 at 1:30

ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE ORDINARY COURSE (I) UNDISPUTED PREPETITION
JOINT INTEREST BILLINGS AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II) UNDISPUTED
PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III) UNDISPUTED OBLIGATIONS OR TAXES OWED TO
GOVERNMENTAL AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO OIL AND GAS OPERATIONS

Case: 13-11456 Doc: 78 Filed: 04/03/13 Page: 3 of 5

p.m. (CT) (the “Final Hearing”) before the Honorable Judge Sarah Hall at the United States Bankruptcy Court for the Western District of Oklahoma. .
3.    The Debtors may continue paying undisputed Obligations in the ordinary course of business.
4.     The Debtors’ banks are hereby authorized and directed to honor prepetition checks payable for such Obligations, as will be identified in writing by the Debtors to the relevant banks.
5.     Nothing herein shall impair the Debtors’ rights and ability to contest any claims against or relating to the estates, including any prepetition liens against the assets of the estates, and any payment made pursuant to this Order should not be construed as an admission as to the validity of any claim, and this Order shall not affect the Debtors rights to elect to assume or reject any executory contract or unexpired lease.
6.     All payments authorized pursuant to this Order shall be made pursuant to, and in compliance with, the terms of any debtor-in-possession financing that is approved by order of this Court and the budget in connection therewith and the terms of such order.
7.     Any pre petition payment by Debtors in satisfaction of a claim which as of such payment date was eligible to be secured by a statutory lien under applicable state law shall for purposes of 11 USC section 547 be treated as a payment of a claim secured by a inchoate lien.
8.     Notwithstanding any Rule of the Federal Rules of Bankruptcy Procedure to the contrary, this Order shall take effect immediately upon its entry.
9.     This Court shall retain jurisdiction to hear and consider all disputes arising from the interpretation or implementation of this Order.

ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE ORDINARY COURSE (I) UNDISPUTED PREPETITION
JOINT INTEREST BILLINGS AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II) UNDISPUTED
PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III) UNDISPUTED OBLIGATIONS OR TAXES OWED TO
GOVERNMENTAL AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO OIL AND GAS OPERATIONS

Case: 13-11456 Doc: 78 Filed: 04/03/13 Page: 4 of 5

Approved for Entry By:
s/ William H. Hoch
William H. Hoch, OBA No. 15788
Regan S. Beatty, OBA No. 20349
Christopher M. Staine, OBA No. 30263
-Of the Firm-
CROWE & DUNLEVY, P.C.
20 N. Broadway, Suite 1800 Oklahoma City, OK 73102 (405) 235-7700
(405) 239-6651 (Facsimile)
will.hoch@crowedunlevy.com
regan.beatty@crowedunlevy.com
christoper.staine@crowedunlevy.com
SPECIAL LOCAL COUNSEL,
CONFLICTS COUNSEL AND
LITIGATION COUNSEL FOR DEBTORS
-And-
David A. Zdunkewicz
Texas Bar. No. 22253400
Timothy A. Davidson II
Texas Bar No. 24012503
Joseph Rovira
Texas Bar No. 24066008
-Of the Firm-
ANDREWS KURTH LLP 600 Travis
Suite 4200
Houston, TX 77002

(713) 220-4200
(713)220-4285(Facsimile)
dzdunkewicz@andrewskurth.com
taddavidson@andrewskurth.com
josephrovira@andrewskurth.com

ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE ORDINARY COURSE (I) UNDISPUTED PREPETITION
JOINT INTEREST BILLINGS AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II) UNDISPUTED
PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III) UNDISPUTED OBLIGATIONS OR TAXES OWED TO
GOVERNMENTAL AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO OIL AND GAS OPERATIONS

Case: 13-11456 Doc: 78 Filed: 04/03/13 Page: 5 of 5

ATTORNEYS FOR DEBTORS

ORDER GRANTING MOTION FOR AUTHORITY TO PAY IN THE ORDINARY COURSE (I) UNDISPUTED PREPETITION
JOINT INTEREST BILLINGS AND OTHER OBLIGATIONS OWING UNDER OIL & GAS LEASES; (II) UNDISPUTED
PREPETITION CLAIMS SUBJECT TO STATUTORY LIENS; (III) UNDISPUTED OBLIGATIONS OR TAXES OWED TO
GOVERNMENTAL AUTHORITIES; AND (IV) CERTAIN CRITICAL VENDORS RELATING TO OIL AND GAS OPERATIONS

Exhibit IV

All Disbursements for April
Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
4/4/2013	WT2089	JNS Trucking, Inc.	DELIVERY, SETUP	480.00
4/4/2013	WT2089	JNS Trucking, Inc.	DOUBLE FILTER POD	9,160.00
4/4/2013	WT2089	JNS Trucking, Inc.	FLOWBACK - F/T#	360.00
4/4/2013	WT2089	JNS Trucking, Inc.	FLUID MGMNT, MANAGE	3,600.00
4/4/2013	WT2089	JNS Trucking, Inc.	FRESH WATER	162,529.10
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL F/W - F/T#	242,593.15
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL F/W & TRANSFER	682.00
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL F/W TO LOC -	35,741.40
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL FLOWBACK TO	23,206.10
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL FLOWBACK WATER	11,460.00
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL FRESH WATER	3,162.00
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL FRESH WATER TO	17,223.50
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL FRESWATER TO	980.00
4/4/2013	WT2089	JNS Trucking, Inc.	HAUL PIPE WRANGLER	440.00
4/4/2013	WT2089	JNS Trucking, Inc.	HEAT F/W - F/T#	300.00
4/4/2013	WT2089	JNS Trucking, Inc.	LOAD OIL OUT OF	1,200.00
4/4/2013	WT2089	JNS Trucking, Inc.	PIPE WRANGLER	8,800.00
4/4/2013	WT2089	JNS Trucking, Inc.	PULL MUDDY WATER OF	120.00
4/4/2013	WT2089	JNS Trucking, Inc.	PUMP FLOWBACK WATER	180.00
4/4/2013	WT2089	JNS Trucking, Inc.	TRANSFER F/W - F/T#	1,258.75
4/4/2013	WT2124	George S. Newton & Assoc., Inc	CAFETERIA PLAN	5,153.85
4/4/2013	WT2131	Paylocity	04/05/13 PAYROLL	87,638.87
4/4/2013	WT2132	Paylocity	04/05/13 PAYROLL	199,329.69
4/4/2013	WT2137	EDWARDS WILDMAN PALMER LLP	CANTOR	26,624.43
4/4/2013	WT2138	CANTOR FITZGERALD SECURITIES	ASSIGNMENT FEES	15,000.00
4/4/2013	WT2151	CANTOR FITZGERALD SECURITIES	BACK-STOP FEE	289,792.10
4/5/2013	215323	Answer Phone	2/27 TO 3/27	75.00
4/5/2013	215321	AT&T Corp		96.68
4/5/2013	215321	AT&T Corp	3/13 TO 4/12	80.06
4/5/2013	215322	AWSS Enterprises, LLC	FRAC TREE, PLATFORM	2,576.15
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILD BATTERY	4,946.12
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILD DYKE BEHIND	2,928.67
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILD PIECES FOR	296.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILD TANK BAND,	2,928.67
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILT PUMPING UNIT	2,979.84
4/5/2013	215324	Bob's Oilfield Service, Inc.	BUILT TREATER PAD,	2,751.82
4/5/2013	215324	Bob's Oilfield Service, Inc.	CHANGE OUT BELT ON	444.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	CHANGE OUT METER ON	1,227.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	CLEAN LOCATION	691.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	CLEAN UP LOCATION,	604.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	CLEANED UP	928.32
4/5/2013	215324	Bob's Oilfield Service, Inc.	CUT & BUILD PIECES	3,566.27
4/5/2013	215324	Bob's Oilfield Service, Inc.	DIKE AROUND	1,658.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	DIKED AROUND	1,584.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	DIKED AROUND TANKS,	5,901.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	FILL UP OIL DRUM	296.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	FILLED HYDROLIC OIL	148.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	FILLED OIL DRUM FOR	296.00

4/5/2013	215324	Bob's Oilfield Service, Inc.	FILLED OIL FOR BEAM	1,036.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	GARBAGE BIN 12/18	220.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	GARBAGE BIN RENTAL	976.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	GEAR BOX ON BASE,	2,055.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL 15 JTS OF	519.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL DUMPSTER TO	628.96
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL FRAC STAND	407.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL GARBAGE BINE	816.22
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL GUARD FOR WELL	3,448.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL LIGHT TOWERS	407.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL LIGHT TOWERS &	1,467.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL PIPE &	592.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL PIPE & ROCK TO	2,751.82
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL PIPE RACKS	1,211.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL PIPE TO	2,875.25
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL PROTECTORS AND	327.25
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL SUBS TO	1,876.25
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TANK & SILLS	519.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TBG TO LOC	173.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL THREAD	364.25
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TRACK HOE	660.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TRASH BIN TO	740.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TRASH TO	2,325.08
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL TUBING TO	481.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAUL WATER & TARPS	668.61
4/5/2013	215324	Bob's Oilfield Service, Inc.	HAULED TUBING TO	259.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	HUNG VENT, FUSED 2"	7,383.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOAD AND HAUL	500.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOAD FUEL TANK &	296.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOAD PALLETS,	1,845.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOAD UP UNUSED	1,381.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOOK OVER FUEL	518.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	LOWER FRAC STAND,	778.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	MADE PIECES FOR	1,060.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	MOVE SNOW, REPLACED	1,512.34
4/5/2013	215324	Bob's Oilfield Service, Inc.	PICK UP PARTS, WELD	844.75
4/5/2013	215324	Bob's Oilfield Service, Inc.	PICKUP PARTS &	4,203.54
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMB ELEC RECYCLE	555.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMB IN FUEL TANK	982.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMB TANKS FOR	4,052.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMB WELLHEAD INTO	3,733.44
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMBED GAUGES INTO	296.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMBED IN PIECES	4,399.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMBED ON TANK &	7,354.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	PLUMBING RECYCLE	795.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	PUT EQUALIZIERS ON	6,425.18
4/5/2013	215324	Bob's Oilfield Service, Inc.	PUT LEAF WEIGHTS ON	1,490.36
4/5/2013	215324	Bob's Oilfield Service, Inc.	PUT NEW HITCH ON	347.76
4/5/2013	215324	Bob's Oilfield Service, Inc.	REPAIR BACKHOE TIRE	346.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	SET & PLUB TANKS,	2,875.25
4/5/2013	215324	Bob's Oilfield Service, Inc.	SET BARREL STAND &	835.00

4/5/2013	215324	Bob's Oilfield Service, Inc.	SET PUMPING UNIT	5,856.60
4/5/2013	215324	Bob's Oilfield Service, Inc.	SHUT WELL DOWN TOOK	629.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	TRAILER & BACKHOE	1,692.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	TRANSFER PUMP	262.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	TRASH PUMP RENTAL	262.50
4/5/2013	215324	Bob's Oilfield Service, Inc.	UNHOOKED STAINLESS	296.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	UNLOAD LIGHT PLANTS	260.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	UNLOAD PIPE RACKS &	380.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	WAIT FOR PUMPING	1,300.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	WORK ON GENERATOR	148.00
4/5/2013	215324	Bob's Oilfield Service, Inc.	WORKED ON CHEMICAL	879.00
4/5/2013	215325	Bowie Cass Electric	02/14 TO 3/15/13	184.14
4/5/2013	215326	Chapter 13 Office	GARNISHMENT	808.62
4/5/2013	215327	Elite Power LLC	GENERATOR RENTAL	29,741.25
4/5/2013	215327	Elite Power LLC	LIGHT TOWER RENTAL	4,667.00
4/5/2013	215327	Elite Power LLC	LIGHT TOWER,	5,025.00
4/5/2013	215328	Globe Energy Services, LLC		312.00
4/5/2013	215328	Globe Energy Services, LLC	110 BBLS SWD	264.00
4/5/2013	215328	Globe Energy Services, LLC	120 BBLS SWD	1,032.00
4/5/2013	215328	Globe Energy Services, LLC	130 BBLS SWD	2,021.50
4/5/2013	215328	Globe Energy Services, LLC	1450 BBLS SWD	2,732.50
4/5/2013	215328	Globe Energy Services, LLC	230 BBLS SWD	276.00
4/5/2013	215328	Globe Energy Services, LLC	260 BBLS SWD	2,457.00
4/5/2013	215328	Globe Energy Services, LLC	390 BBLS SWD	1,064.00
4/5/2013	215328	Globe Energy Services, LLC	520 BBLS SWD	624.00
4/5/2013	215328	Globe Energy Services, LLC	80 BBLS SWD	44.00
4/5/2013	215328	Globe Energy Services, LLC	86 BBLS SWD	204.80
4/5/2013	215328	Globe Energy Services, LLC	HAUL F/W TO LOC &	108.50
4/5/2013	215328	Globe Energy Services, LLC	HAUL FRESH WATER	313.50
4/5/2013	215328	Globe Energy Services, LLC	HAUL FRESHWATER	145.00
4/5/2013	215328	Globe Energy Services, LLC	HAUL KCL TO LOC	1,749.50
4/5/2013	215328	Globe Energy Services, LLC	HAUL PIT WATER	202.50
4/5/2013	215328	Globe Energy Services, LLC	HAUL PIT WATER TO	607.50
4/5/2013	215328	Globe Energy Services, LLC	HAUL SALTWATER	13,403.60
4/5/2013	215328	Globe Energy Services, LLC	S/W DISPOSAL	156.00
4/5/2013	215328	Globe Energy Services, LLC	SWD	9,881.75
4/5/2013	215328	Globe Energy Services, LLC	TRANSFER FLUID	245.00
4/5/2013	215328	Globe Energy Services, LLC	TRANSFER FLUIDS	507.50
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL BOP AND TOOLS	537.38
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL OVERSHOT &	266.58
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL POWER SWIVEL	881.76
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL PUMP TO	618.13
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL TANKS	738.13
4/5/2013	215329	McKenzie Transportation Co,Inc	HAUL TANKS TO	738.13
4/5/2013	215330	Moore Wireline Of Shreveport,	WIRELINE SERVICES	2,078.00
4/5/2013	215331	NCH Corporation	CORROSION	7,215.95
4/5/2013	215331	NCH Corporation	CORROSION INHIBITOR	10,424.46
4/5/2013	215331	NCH Corporation	CORROSION INHIBTOR	5,351.22
4/5/2013	215331	NCH Corporation	DOWNHOLE DIESEL FUEL	233.24
4/5/2013	215331	NCH Corporation	FOAMING AGENT	7,925.03
4/5/2013	215331	NCH Corporation	FOAMING AGENT,	5,392.31

4/5/2013	215331	NCH Corporation	H2S SCAVENGER	4,087.76
4/5/2013	215331	NCH Corporation	METHANOL	416.76
4/5/2013	215331	NCH Corporation	MULTI PURPOPSE	2,446.70
4/5/2013	215331	NCH Corporation	MULTI PURPOSE	1,370.36
4/5/2013	215331	NCH Corporation	OIL TREATING PRODUCT	2,329.11
4/5/2013	215331	NCH Corporation	PARAFFIN CONTROL	13,516.74
4/5/2013	215331	NCH Corporation	PARRIFIN CONTROL	6,469.25
4/5/2013	215331	NCH Corporation	SCALE INHIBITOR	5,962.10
4/5/2013	215331	NCH Corporation	SURFACTANT	2,735.69
4/5/2013	215332	Nick A. Sommer	3/25 TO 4/7	9,240.00
4/5/2013	215333	Pam Scott	SOCIETY OF HUMAN	180.00
4/5/2013	215334	Pro-Test, Inc.	TEST TUBING	1,466.46
4/5/2013	215336	Strong Service, L.P.	SWABBING UNIT	3,373.97
4/5/2013	215338	Verizon Wireless		1,299.57
4/5/2013	215339	Watergator, Inc.	HAUL BOP TO LOCATION	444.00
4/8/2013	WT2161	Capital One	7 ELEVEN 87 00000877	124.55
4/8/2013	WT2161	Capital One	91 - AMF BOULEVARD	29.00
4/8/2013	WT2161	Capital One	ACCOUNTANCY BOARD	51.00
4/8/2013	WT2161	Capital One	ANNUAL MEMBERSHIP	25.00
4/8/2013	WT2161	Capital One	AT&T DATA	14.99
4/8/2013	WT2161	Capital One	BUSINESS ANNUAL RE	15.00
4/8/2013	WT2161	Capital One	CROSSBORDER	395.00
4/8/2013	WT2161	Capital One	D J WALL ST JOURNAL	29.91
4/8/2013	WT2161	Capital One	D J WALL-ST-JOURNAL	(3,340.77)
4/8/2013	WT2161	Capital One	DROPBOX	9.99
4/8/2013	WT2161	Capital One	EARLS RIB PALACE	22.68
4/8/2013	WT2161	Capital One	GOOD GRAVY	30.00
4/8/2013	WT2161	Capital One	HEFNER GRILL	38.51
4/8/2013	WT2161	Capital One	MYFAX PROTUS IP SOLN	15.00
4/8/2013	WT2161	Capital One	NDRIN ND RECRDS COPY	63.00
4/8/2013	WT2161	Capital One	NUNU'S	46.75
4/8/2013	WT2161	Capital One	OFFICE DEPOT #435	158.69
4/8/2013	WT2161	Capital One	PORTERS QUICK	45.65
4/8/2013	WT2161	Capital One	TED'S CAFE ESCONDIDO	124.00
4/8/2013	WT2161	Capital One	THE GARAGE - EDMOND	21.42
4/8/2013	WT2161	Capital One	TLF TONY FOSS	2,896.72
4/8/2013	WT2161	Capital One	TX RRC ONLINE	77.25
4/8/2013	WT2161	Capital One	WAL-MART #5286	29.25
4/9/2013	WT2125	Texas Gas Gathering	PROD MONTH FEB 2013	125,871.91
4/9/2013	WT2144	Nationwide Trust Company	401(k) - EE	17,941.90
4/9/2013	WT2144	Nationwide Trust Company	401(k) - ER	11,204.05
4/9/2013	WT2144	Nationwide Trust Company	401(k) - LOANS	540.38
4/9/2013	WT2145	Nationwide Trust Company	401(k) - EE	1,859.75
4/9/2013	WT2145	Nationwide Trust Company	401(k) - ER	1,667.83
4/9/2013	WT2145	Nationwide Trust Company	401(k) - LOANS	109.27
4/9/2013	WT2145	Nationwide Trust Company	Source Intercompany	3,527.58
4/9/2013	WT2145	Nationwide Trust Company	Target Intercompany	(3,527.58)
4/10/2013	WT2126	Nationwide Trust Company	PAY ENDING 03/29/13	7,102.95
4/10/2013	WT2130	Missouri Valley Petroleum	165.8 GLN #1 DYED	1,299.45
4/10/2013	WT2130	Missouri Valley Petroleum	196.2 GLN #1 DYED	1,537.71
4/10/2013	WT2130	Missouri Valley Petroleum	199 GLN #1 DYED	1,559.65

4/10/2013	WT2130	Missouri Valley Petroleum	271.5 GN DIESEL	1,074.70
4/10/2013	WT2130	Missouri Valley Petroleum	299.2 GLN #1 DYED	2,344.97
4/10/2013	WT2130	Missouri Valley Petroleum	318.5 GLN DIESEL	1,256.73
4/10/2013	WT2130	Missouri Valley Petroleum	320.3 GLN DIESEL	1,289.17
4/10/2013	WT2130	Missouri Valley Petroleum	330.2 GN DIESEL	1,307.06
4/10/2013	WT2130	Missouri Valley Petroleum	331.3 GN DIESEL	1,311.41
4/10/2013	WT2130	Missouri Valley Petroleum	409.7 GN DIESEL	1,621.76
4/10/2013	WT2130	Missouri Valley Petroleum	419.1 GLN DIESEL	1,686.84
4/10/2013	WT2130	Missouri Valley Petroleum	440.1 GN DIESEL	1,742.09
4/10/2013	WT2130	Missouri Valley Petroleum	449.6 GLN DIESEL	1,809.60
4/10/2013	WT2130	Missouri Valley Petroleum	478.8 GLN DIESEL	1,889.24
4/10/2013	WT2130	Missouri Valley Petroleum	488.8 GLN DIESEL	1,928.70
4/10/2013	WT2130	Missouri Valley Petroleum	507.1 GLN DIESEL	2,099.85
4/10/2013	WT2130	Missouri Valley Petroleum	521.4 GLN DIESEL	2,098.58
4/10/2013	WT2130	Missouri Valley Petroleum	532.4 GLN DIESEL	2,204.60
4/10/2013	WT2130	Missouri Valley Petroleum	546.5 GLN DIESEL	2,203.38
4/10/2013	WT2130	Missouri Valley Petroleum	762.4 GLN DIESEL	3,068.58
4/10/2013	WT2130	Missouri Valley Petroleum	838.8 GLN DIESEL	3,473.38
4/10/2013	WT2130	Missouri Valley Petroleum	OIL FOR POLISH RODS	4,303.99
4/10/2013	215340	United States Trustee	Restructure fees	20,000.00
4/11/2013	WT2127	Denny's Electric and Motor	CHANGED OUT CABLE,	342.00
4/11/2013	WT2127	Denny's Electric and Motor	HOOK UP PUMP, PANEL	13,535.76
4/11/2013	WT2127	Denny's Electric and Motor	INSTALL FUSES AND	693.54
4/11/2013	WT2127	Denny's Electric and Motor	INSTALL NEW RPC	508.15
4/11/2013	WT2127	Denny's Electric and Motor	INSTALL PRESSURE,	2,445.06
4/11/2013	WT2127	Denny's Electric and Motor	INSTALL PROD PANEL	27,344.55
4/11/2013	WT2127	Denny's Electric and Motor	INSTALL VFD IN	55,570.71
4/11/2013	WT2127	Denny's Electric and Motor	INSTALLED NEW MOTOR	1,217.70
4/11/2013	WT2127	Denny's Electric and Motor	INSTALLED PLUG &	5,550.12
4/11/2013	WT2127	Denny's Electric and Motor	MOUNTED DISCONNECT	12,737.76
4/11/2013	WT2127	Denny's Electric and Motor	MOVED AND INSTALL	12,869.21
4/11/2013	WT2127	Denny's Electric and Motor	REPLACED BOX AND	598.12
4/11/2013	WT2127	Denny's Electric and Motor	TIED IN POWER TO	11,035.36
4/11/2013	WT2127	Denny's Electric and Motor	TRENCED, INSTALL	3,671.09
4/11/2013	WT2127	Denny's Electric and Motor	TRENCH FROM PANEL	7,249.62
4/11/2013	WT2127	Denny's Electric and Motor	TRENCH FROM VFD	11,894.28
4/11/2013	WT2127	Denny's Electric and Motor	TRENCHED FROM	2,255.20
4/11/2013	WT2127	Denny's Electric and Motor	TRENCHED FROM VFD	11,645.01
4/12/2013	215341	Andrew Allen	CELL PHONE 02/13 TO	197.16
4/12/2013	215341	Andrew Allen	TRIP TO NORTH DAKOTA	625.87
4/12/2013	215342	BLACKHAWK ENERGY SERVICES, INC	W/O RIG	105,948.13
4/12/2013	215342	BLACKHAWK ENERGY SERVICES, INC	WORKOVER RIG 02/25	25,499.00
4/12/2013	215342	BLACKHAWK ENERGY SERVICES, INC	WORKOVER RIG DAILY	132,847.00
4/12/2013	215342	BLACKHAWK ENERGY SERVICES, INC	WORKOVER RIG DAY	110,166.25
4/12/2013	215343	Bob's Oilfield Service, Inc.		1,409.50
4/12/2013	215343	Bob's Oilfield Service, Inc.	GARBAGE BIN RENTAL	441.00
4/12/2013	215343	Bob's Oilfield Service, Inc.	HAUL ROAD PACK AND	2,630.45
4/12/2013	215343	Bob's Oilfield Service, Inc.	HAUL TUBING FOR	1,803.00
4/12/2013	215343	Bob's Oilfield Service, Inc.	LOAD LUBER AND	778.50
4/12/2013	215343	Bob's Oilfield Service, Inc.	PLUMBED IN WELLHEAD	1,358.00
4/12/2013	215343	Bob's Oilfield Service, Inc.	PUMP RENTAL &	703.50

4/12/2013	215344	Bowie Cass Electric	03/03 TO 4/04	290.89
4/12/2013	215344	Bowie Cass Electric	03/07 TO 4/08	25.65
4/12/2013	215344	Bowie Cass Electric	3/07 TO 4/08	82.65
4/12/2013	215345	Cameron Solutions Inc.		2,354.74
4/12/2013	215346	CenterPoint Energy Gas Process	PROD MONTH FEB 2013	8,516.47
4/12/2013	215347	Century Link		75.23
4/12/2013	215347	Century Link	04/04 TO 05/03	412.01
4/12/2013	215347	Century Link	04/1 TO 4/30	123.11
4/12/2013	215348	Cox Communications, Inc.		92.38
4/12/2013	215348	Cox Communications, Inc.	04/01 TO 04/30	1,566.92
4/12/2013	215349	Judy Isbell	TUITION	136.23
4/12/2013	215350	Kent F. Hollier	CC #10992 MCKENZIE	6,100.00
4/12/2013	215350	Kent F. Hollier	TITLE ATTORNEY 3/03	6,100.00
4/12/2013	215351	Key Energy Services, Inc.	WELL SERVICE FT	6,419.00
4/12/2013	215351	Key Energy Services, Inc.	WELL SERVICE UNIT,	58,131.52
4/12/2013	215351	Key Energy Services, Inc.	WORKOVER RIG	13,917.76
4/12/2013	215351	Key Energy Services, Inc.	WORKOVER RIG FT	23,818.52
4/12/2013	215352	Lenorman Properties, LLC	OFFICE RENT	40,605.84
4/12/2013	215352	Lenorman Properties, LLC	TENANT BILLBACKS	200.00
4/12/2013	215353	Mike Rohleder	OAK TREE DUES	752.34
4/12/2013	215354	Reserve Account	POSTAGE	1,000.00
4/12/2013	215355	Tres Management Inc.	ENGINEERING	7,802.81
4/12/2013	215356	UELS, LLC	AFE #10941 CC	1,551.00
4/12/2013	215356	UELS, LLC	AFE #12008 C/C	2,314.50
4/12/2013	215356	UELS, LLC	AFE 11065, CC	2,762.00
4/12/2013	215356	UELS, LLC	AFE 12010, CC	2,719.25
4/12/2013	215356	UELS, LLC	WATSON A S	5,451.40
4/12/2013	215356	UELS, LLC	WATSON B N	5,523.90
4/12/2013	215356	UELS, LLC	WATSON S34-11-1H &	8,332.40
4/12/2013	215357	United Parcel Service, Inc.	POSTAGE	50.42
4/15/2013	WT2146	Ameriflex Business Solutions	COBRA ADMIN FEE	81.40
4/15/2013	WT2156	Comdata Network, Inc.	.VEHICLE # 35	60.00
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 103	112.35
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 11	133.72
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 15	257.95
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 16	76.00
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 21	236.00
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 24	87.78
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 25	250.51
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 32	55.50
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 33	111.11
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 34	150.56
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 35	104.69
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 36	101.44
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 37	115.16
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 38	163.50
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 39	95.09
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 40	116.10
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 41	53.75
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 43	71.96
4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 44	121.58

4/15/2013	WT2156	Comdata Network, Inc.	VEHICLE # 46	116.34
4/16/2013	WT2128	Vision Oil Tools, LLC	AGREEMENT OF	(104,174.03)
4/16/2013	WT2128	Vision Oil Tools, LLC	FISHING	289,168.78
4/16/2013	WT2128	Vision Oil Tools, LLC	FISHING 1/16-1/17	44,335.20
4/16/2013	WT2128	Vision Oil Tools, LLC	FISHING SUPERVISION	6,081.60
4/16/2013	WT2128	Vision Oil Tools, LLC	POWER SWIVEL, MISC	22,624.14
4/16/2013	WT2128	Vision Oil Tools, LLC	POWER SWIVELS, PUP	94,210.62
4/16/2013	WT2128	Vision Oil Tools, LLC	RABBIT DRIFT RENTAL	767.03
4/16/2013	WT2128	Vision Oil Tools, LLC	TOOL RENTAL	9,986.66
4/16/2013	WT2129	Rolfson Oil, Inc.	3200 GLN DIESEL	31,134.85
4/16/2013	WT2129	Rolfson Oil, Inc.	3769 GLN DIESEL	16,302.72
4/16/2013	WT2129	Rolfson Oil, Inc.	4207 GAL DIESEL	16,150.48
4/16/2013	WT2129	Rolfson Oil, Inc.	4209 GAL DIESEL	16,158.46
4/16/2013	WT2129	Rolfson Oil, Inc.	6415. GLN DIESEL	23,792.81
4/16/2013	WT2129	Rolfson Oil, Inc.	8000 GAL DIESEL	30,296.00
4/16/2013	WT2129	Rolfson Oil, Inc.	8001 GAL DIESEL	30,955.59
4/16/2013	WT2129	Rolfson Oil, Inc.	8007 GLN DISESEL	28,977.16
4/16/2013	WT2129	Rolfson Oil, Inc.	8009 GLN DIESEL	29,545.20
4/16/2013	WT2129	Rolfson Oil, Inc.	8011 GAL DIESEL	30,097.24
4/16/2013	WT2129	Rolfson Oil, Inc.	8011 GLN DIESEL	30,433.84
4/16/2013	WT2129	Rolfson Oil, Inc.	8013 GAL DIESEL	29,639.73
4/16/2013	WT2129	Rolfson Oil, Inc.	8100 GAL DIESEL	29,718.90
4/16/2013	WT2129	Rolfson Oil, Inc.	8101 GAL DIESEL	28,993.48
4/16/2013	WT2129	Rolfson Oil, Inc.	8216 GAL DIESEL	31,216.37
4/16/2013	WT2129	Rolfson Oil, Inc.	9805 GLN DIESEL	38,327.85
4/16/2013	WT2129	Rolfson Oil, Inc.	AGREEMENT OF	(95,768.5)
4/16/2013	WT2129	Rolfson Oil, Inc.	FAIRFIELD STATE	34,771.06
4/16/2013	WT2129	Rolfson Oil, Inc.	FUEL FOR CAMP, 570.	2,330.74
4/16/2013	WT2147	George S. Newton & Assoc., Inc	PAYROLL	3,037.25
4/17/2013	WT2139	Paylocity	04/19/13 PAYROLL	199,246.62
4/17/2013	WT2140	Paylocity	04/19/13 PAYROLL	84,265.73
4/19/2013	WT2133	Casedhole Solutions, Inc.	AGREEMENT OF	(61,930)
4/19/2013	WT2133	Casedhole Solutions, Inc.	PRESSURE TESTING	49,500.00
4/19/2013	WT2133	Casedhole Solutions, Inc.	PUMING SERVICE FT	11,500.00
4/19/2013	WT2133	Casedhole Solutions, Inc.	WIRELINE FOR	544,938.00
4/19/2013	WT2133	Casedhole Solutions, Inc.	WIRELINE SERVICE	13,359.00
4/19/2013	WT2134	West River Pumps, Inc.	1-1/2 X 30' POLISH	1,834.65
4/19/2013	WT2134	West River Pumps, Inc.	AGREEMENT OF	(30,250.06)
4/19/2013	WT2134	West River Pumps, Inc.	CARBIDE SLIP	1,372.75
4/19/2013	WT2134	West River Pumps, Inc.	COLLAR, BODY	799.18
4/19/2013	WT2134	West River Pumps, Inc.	LOCK NIPPLE,	10,556.91
4/19/2013	WT2134	West River Pumps, Inc.	NIPPLE, COLLAR, ROD	3,068.44
4/19/2013	WT2134	West River Pumps, Inc.	NIPPLES, COLLAR,	7,613.63
4/19/2013	WT2134	West River Pumps, Inc.	PUMP	10,778.40
4/19/2013	WT2134	West River Pumps, Inc.	PUMP REPAIR	21,726.35
4/19/2013	WT2134	West River Pumps, Inc.	SHEAR PIN, SLIP	2,750.75
4/19/2013	WT2148	Texas State Comptroller	SEVERANCE TAXES -	4,345.52
4/19/2013	215358	4 Corners Hotshot LLC	FAIRFIELD STATE	1,150.00
4/19/2013	215358	4 Corners Hotshot LLC	HAUL BOP 31-184 TO	150.00
4/19/2013	215358	4 Corners Hotshot LLC	HAUL BOP TO	310.00
4/19/2013	215358	4 Corners Hotshot LLC	HAUL MUD BOX TO	150.00

4/19/2013	215358	4 Corners Hotshot LLC	HAUL SPOOL AND RING	150.00
4/19/2013	215358	4 Corners Hotshot LLC	HAUL X-OVER SUB TO	288.00
4/19/2013	215359	A&B Valve & Piping System	1 X 1/4 BUSHING	14.95
4/19/2013	215359	A&B Valve & Piping System	1/2 0-1000# LIQUID	128.45
4/19/2013	215359	A&B Valve & Piping System	1/2 0-2000# LF GAUGE	135.36
4/19/2013	215359	A&B Valve & Piping System	10-500 BAIRD BP	245.41
4/19/2013	215359	A&B Valve & Piping System	2 2000# FS TEE	85.93
4/19/2013	215359	A&B Valve & Piping System	2 FIG 200 HAMMER	80.91
4/19/2013	215359	A&B Valve & Piping System	BABY POWDER, 1 2M	268.61
4/19/2013	215359	A&B Valve & Piping System	BABYPOWDER	13.78
4/19/2013	215359	A&B Valve & Piping System	GALLON ROTELLA 15W40	74.44
4/19/2013	215359	A&B Valve & Piping System	GASOILA WATER	22.71
4/19/2013	215359	A&B Valve & Piping System	WD-40 11 oz can	37.58
4/19/2013	215360	AAPL	ANNUAL MEMBERSHIP	100.00
4/19/2013	215361	Abb, Inc.	G4 BOARD, ENGINE	2,210.33
4/19/2013	215361	Abb, Inc.	REFB, PRECONFIG,	1,360.38
4/19/2013	215361	Abb, Inc.	XIMV, TRANSMITTER,	2,388.64
4/19/2013	215364	Astro-Chem Lab, Inc.	OIL ANALYSIS RPT,	1,600.00
4/19/2013	215362	AT&T Corp	04/05 TO 05/04	7,624.38
4/19/2013	215363	AT&T Mobility II, LLC	03/2 TO 4/1	4,865.91
4/19/2013	215366	Bakken Oil LLC	AFE #13007 CC	381.25
4/19/2013	215366	Bakken Oil LLC	FLECK WELL#10969	426.12
4/19/2013	215366	Bakken Oil LLC	WATSON NORTH WELL	426.12
4/19/2013	215366	Bakken Oil LLC	WATSON SOUTH	426.12
4/19/2013	215367	BCR Services, LLC	FAIRFIELD STATE	480.00
4/19/2013	215368	Bill Gary Spencer	PROFESSIONAL	408.00
4/19/2013	215369	Billy Fields	VEHICLE FUEL - UNIT	103.03
4/19/2013	215370	Black Hills Trucking, Inc	LOAD AND TALLY	400.00
4/19/2013	215370	Black Hills Trucking, Inc	LOAD AND TALLY 30	200.00
4/19/2013	215370	Black Hills Trucking, Inc	LOAD AND TALLY 4"	200.00
4/19/2013	215370	Black Hills Trucking, Inc	STORAGE FEES FOR	500.00
4/19/2013	215365	BNSF Logistics, LLC	FAIRFIELD STATE	1,922.50
4/19/2013	215365	BNSF Logistics, LLC	HAUL CASING	230.00
4/19/2013	215365	BNSF Logistics, LLC	HAUL FLANGE SPOOL	450.50
4/19/2013	215365	BNSF Logistics, LLC	HAUL LANDING JOINT	575.00
4/19/2013	215365	BNSF Logistics, LLC	HAUL MOTOR, MWD	1,000.00
4/19/2013	215365	BNSF Logistics, LLC	HAUL PUP JOINTS TO	805.00
4/19/2013	215365	BNSF Logistics, LLC	MOTOR, MWD, NMDC,	875.00
4/19/2013	215371	Bob's Oilfield Service, Inc.		556.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	BUILD BELT GUARD &	4,682.36
4/19/2013	215371	Bob's Oilfield Service, Inc.	BUILD FRAC STAND	9,994.81
4/19/2013	215371	Bob's Oilfield Service, Inc.	CHANGED OUT RUBBERS	222.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	CLEANED UP	1,430.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	CLIP AND CABLE FOR	60.40
4/19/2013	215371	Bob's Oilfield Service, Inc.	FAB FLOWLINE & WELD	5,393.50
4/19/2013	215371	Bob's Oilfield Service, Inc.	HAUL HIGH PRIME TO	1,480.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	PLUMED IN WELL HEAD	222.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	SET PUMPING UNIT,	3,577.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	SET TANK BANDS,	6,469.02
4/19/2013	215371	Bob's Oilfield Service, Inc.	START TO DIG UP	916.00
4/19/2013	215371	Bob's Oilfield Service, Inc.	STEAMED OFF TANKS,	652.00

4/19/2013	215371	Bob's Oilfield Service, Inc.	WELD BATTERY STAND	1,568.00
4/19/2013	215372	Bowie Cass Electric	03/15 TO 04/01	139.08
4/19/2013	215373	C & C Oilfield Services, LLC		482.58
4/19/2013	215373	C & C Oilfield Services, LLC	CHANGE FILTERS	701.95
4/19/2013	215373	C & C Oilfield Services, LLC	CHANGE SEAT AND	173.85
4/19/2013	215373	C & C Oilfield Services, LLC	CLEAN LL CONTROLLER	87.74
4/19/2013	215373	C & C Oilfield Services, LLC	CUT TREES OFF LEASE	87.74
4/19/2013	215373	C & C Oilfield Services, LLC	CUT TREES OFF OF	263.23
4/19/2013	215373	C & C Oilfield Services, LLC	INSTALL BACK PSI	845.99
4/19/2013	215373	C & C Oilfield Services, LLC	INSTALL TRANSFER	394.84
4/19/2013	215373	C & C Oilfield Services, LLC	REBUILD 10 WESTERN	408.92
4/19/2013	215373	C & C Oilfield Services, LLC	REBUILD BIG JOE	87.74
4/19/2013	215373	C & C Oilfield Services, LLC	REBUILD PUMPS	87.74
4/19/2013	215373	C & C Oilfield Services, LLC	REPLACE FILTERS	307.10
4/19/2013	215373	C & C Oilfield Services, LLC	REPLACE FILTERS,	2,672.88
4/19/2013	215373	C & C Oilfield Services, LLC	REPLACE LEVEL	203.64
4/19/2013	215373	C & C Oilfield Services, LLC	REPLACE SEAT AND	175.49
4/19/2013	215373	C & C Oilfield Services, LLC	SET POST FOR	87.74
4/19/2013	215373	C & C Oilfield Services, LLC	SET POST FOR CAGE	1,344.30
4/19/2013	215373	C & C Oilfield Services, LLC	SET POT TO BUILD	758.25
4/19/2013	215373	C & C Oilfield Services, LLC	WAITED ON REPAIR	275.67
4/19/2013	215373	C & C Oilfield Services, LLC	WELD CAGE AROUND	701.94
4/19/2013	215374	Cameron Solutions Inc.	6-TANK 400BBL,	125,197.77
4/19/2013	215374	Cameron Solutions Inc.	SEPARATOR, CEMENT	12,094.91
4/19/2013	215376	Cintas Corporation	MATS	155.38
4/19/2013	215376	Cintas Corporation	UNIFORMS	1,117.34
4/19/2013	215375	Cintas Corporation		169.89
4/19/2013	215377	Citrix Online, LLC	GOTO MEETING 3/16	195.00
4/19/2013	215378	Comcast Cable	04/20 TO 05/19	93.26
4/19/2013	215379	Consolidated Tax Service, LLP	Q2 PROPERTY TAX	1,250.00
4/19/2013	215380	Davis Chemical Services, LLC	40 BBLS FRESHWATER	31.88
4/19/2013	215380	Davis Chemical Services, LLC	HAUL FRESHWATER FT	362.00
4/19/2013	215381	Derek Elzner		1,470.00
4/19/2013	215381	Derek Elzner	TALL PIPE RACK	1,785.00
4/19/2013	215383	Double EE Service, Inc.		648.50
4/19/2013	215383	Double EE Service, Inc.	METER RUN	7,348.56
4/19/2013	215385	Elynx Technologies, LLC	GX400, 100 AMP	4,253.59
4/19/2013	215385	Elynx Technologies, LLC	INSTALL TOTAL	970.00
4/19/2013	215385	Elynx Technologies, LLC	MONITORING APRIL	2,229.60
4/19/2013	215385	Elynx Technologies, LLC	MONITORING FEB 2013	1,025.80
4/19/2013	215385	Elynx Technologies, LLC	MONITORING JANUARY	1,025.80
4/19/2013	215385	Elynx Technologies, LLC	MONITORING MARCH	1,284.60
4/19/2013	215385	Elynx Technologies, LLC	SETUP FEES	350.00
4/19/2013	215385	Elynx Technologies, LLC	XRC6790 RTU -	15,022.94
4/19/2013	215385	Elynx Technologies, LLC	XRC6790 RTU - SYSTEM	4,423.95
4/19/2013	215386	Expedited Logistics and Freigh	HAUL CHEMICALS	450.00
4/19/2013	215386	Expedited Logistics and Freigh	HAUL KELLY VALVE,	510.00
4/19/2013	215386	Expedited Logistics and Freigh	HAUL PACKERS TO	780.00
4/19/2013	215386	Expedited Logistics and Freigh	HAUL SEAL ASSY	795.00
4/19/2013	215386	Expedited Logistics and Freigh	HAUL SEAL ASSY TO	520.00
4/19/2013	215386	Expedited Logistics and Freigh	HAUL TOOL	600.00

4/19/2013	215386	Expedited Logistics and Freigh	HAUL TOOLS TO	552.50
4/19/2013	215387	Expertool LLC	HAUL MWD, MOTOR	1,170.00
4/19/2013	215389	Fastenal Company	3" SURF COND LD	147.49
4/19/2013	215389	Fastenal Company	DIN975 8.8 TROD M8,	19.08
4/19/2013	215388	FEKETE CORP	ANNUAL SUBSCRIPTION	14,925.00
4/19/2013	215388	FEKETE CORP	FAST RTA COURSE FEE	900.00
4/19/2013	215388	FEKETE CORP	UNCONVENTIONAL	700.00
4/19/2013	215390	Ferguson Enterprises Inc #3093	1/2 BLK T&C A53A	17.66
4/19/2013	215390	Ferguson Enterprises Inc #3093	NUTS, BOLTS	143.99
4/19/2013	215390	Ferguson Enterprises Inc #3093	SERVICE CHARGE FOR	37.70
4/19/2013	215391	Flow-Zone LLC	1 90-150 PSI BIG	581.67
4/19/2013	215391	Flow-Zone LLC	1/4 X 1/4 6M MINI	52.93
4/19/2013	215391	Flow-Zone LLC	5/16" HP CHAIN	300.94
4/19/2013	215391	Flow-Zone LLC	BRAKE CLEANER	19.68
4/19/2013	215391	Flow-Zone LLC	CLEANER CARB B-12	214.34
4/19/2013	215391	Flow-Zone LLC	FISHER REGULATOR	408.21
4/19/2013	215391	Flow-Zone LLC	GAUGE WIKA 4F 1/2LM	133.97
4/19/2013	215391	Flow-Zone LLC	KIT REPAIR BIG JOE	389.92
4/19/2013	215391	Flow-Zone LLC	RSS REPAIR KIT	147.76
4/19/2013	215391	Flow-Zone LLC	RSS-REPAIR KIT,	292.28
4/19/2013	215391	Flow-Zone LLC	SANYO 2CR1/3N 6V	55.64
4/19/2013	215391	Flow-Zone LLC	TRIMSETS	858.77
4/19/2013	215391	Flow-Zone LLC	UNION HAMMER 200C	436.13
4/19/2013	215391	Flow-Zone LLC	VALVE BALL VINTROL	133.60
4/19/2013	215391	Flow-Zone LLC	VALVE CHK INLINE SS	1,664.30
4/19/2013	215391	Flow-Zone LLC	VALVE NEEDLE A/G	229.21
4/19/2013	215395	G & J MEYERS PROPERTIES, LLC	RENT - 929 38TH AVE	5,000.00
4/19/2013	215392	Gajeske, Inc.	6" X 4" SDR7 BF	476.30
4/19/2013	215393	Gardner Consultants, Inc.	CHART INTEGRATION,	56.12
4/19/2013	215464	GE Capital		1,740.45
4/19/2013	215394	Gemini Solutions, Inc.	2 MONTHS SUPPORT	4,330.00
4/19/2013	215396	H&S Valve, Inc.	CLEAN AND CHASE	185.00
4/19/2013	215396	H&S Valve, Inc.	SUCTION &	814.06
4/19/2013	215398	Harold E. Gosse, P.C.	LEGAL RESEARCH	260.00
4/19/2013	215399	Harry C. Stahel, Jr.	TRAVEL TO MARSHALL	1,297.58
4/19/2013	215400	Horab Transport Inc.	HAUL BASES AND	1,200.00
4/19/2013	215400	Horab Transport Inc.	HAUL PUMPING UNIT	1,050.00
4/19/2013	215401	Hotshot, Welding & Rental	HAUL RODS TO	805.00
4/19/2013	215402	Hub Properties Trust	2012 ESC TRUE-UP	(385.32)
4/19/2013	215402	Hub Properties Trust	2012 RE TAX ESC	921.11
4/19/2013	215402	Hub Properties Trust	BASE RENT (04/2013)	8,205.13
4/19/2013	215402	Hub Properties Trust	FEB 13 ELECTRIC	23.79
4/19/2013	215402	Hub Properties Trust	OPER. EXPENSE	2,851.02
4/19/2013	215402	Hub Properties Trust	REAL ESTATE TAX	1,755.63
4/19/2013	215403	Ideal Oilfield Solutions	HAUL TOOLS	440.00
4/19/2013	215404	Industrial Electric	ELECTRICAL PARTS	2,948.73
4/19/2013	215404	Industrial Electric	SET STAND, MOUNTED	3,331.95
4/19/2013	215405	Internal Revenue Service	401(k) 5330	81.00
4/19/2013	215407	James Merrill	AIRFARE FOR ANDREW	1,152.70
4/19/2013	215408	James R. Edmister and Derrick	HAUL TRACTOR	960.00
4/19/2013	215408	James R. Edmister and Derrick	TRUCKING	600.00

4/19/2013	215406	J-W Measurement Company	INSPECT FOXBORO &	615.00
4/19/2013	215406	J-W Measurement Company	INSTALL MANIFOLD,	1,114.04
4/19/2013	215406	J-W Measurement Company	INTALL MANIFOLD	510.00
4/19/2013	215406	J-W Measurement Company	MANIFOLD & PARTS	604.04
4/19/2013	215411	Key Energy Services, Inc.	PRESSURE TEST	5,923.13
4/19/2013	215411	Key Energy Services, Inc.	SWABBING	1,536.92
4/19/2013	215411	Key Energy Services, Inc.	SWABBING RIG	3,014.96
4/19/2013	215411	Key Energy Services, Inc.	SWABBING RIG 3/08	13,262.50
4/19/2013	215411	Key Energy Services, Inc.	TUBING TEST	7,211.76
4/19/2013	215410	KJCK Incorporated	S/N S11A1119	3,150.00
4/19/2013	215412	Kuntz Sandblasting and		825.00
4/19/2013	215413	Landtech Enterprises, LLC	HAUL PITWATER TO	385.00
4/19/2013	215413	Landtech Enterprises, LLC	HAUL S/W 85 BBLS TO	148.75
4/19/2013	215414	Landtel Communications	6 HAND HELD RADIOS	360.94
4/19/2013	215414	Landtel Communications	SWOPPED TRAILERS,	721.88
4/19/2013	215409	Larco Ltd	MONTHLY SCOUTING	500.00
4/19/2013	215409	Larco Ltd	MONTHYLY SCOUTING	500.00
4/19/2013	215415	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
4/19/2013	215415	Largo Gas Compression, Inc.	CONTRACT	1,500.00
4/19/2013	215416	Loblolly Tree Farm, L.P.	DAMAGE RELEASE &	800.00
4/19/2013	215417	Lubrication Services LLC	METHANOL	2,208.30
4/19/2013	215418	Lufkin Industries	INSPECT UNIT &	4,131.84
4/19/2013	215418	Lufkin Industries	RESPACED RODS,	1,558.55
4/19/2013	215418	Lufkin Industries	TEMPORARILY SET	2,374.51
4/19/2013	215421	Mach 1 Lab Rental Inc.	LAB RENTAL	1,155.00
4/19/2013	215422	Mark's Tire Service, Inc.	GENERATOR TIRE	767.82
4/19/2013	215422	Mark's Tire Service, Inc.	TIRES UNIT #201	1,273.51
4/19/2013	215423	Marquis Alliance Energy Group	HAUL F/B TO DISPOSAL	1,225.00
4/19/2013	215424	Marshall Welding Supply	10AMP AC KEYLESS	313.91
4/19/2013	215424	Marshall Welding Supply	110 CF NITROGEN	35.91
4/19/2013	215424	Marshall Welding Supply	110 CF NTROGEN	14.25
4/19/2013	215424	Marshall Welding Supply	145 CF SMALL	24.00
4/19/2013	215424	Marshall Welding Supply	244 CF OXYGEN	47.85
4/19/2013	215424	Marshall Welding Supply	GLOVES	23.94
4/19/2013	215424	Marshall Welding Supply	KEYLESS ADJUSTABLE	313.91
4/19/2013	215424	Marshall Welding Supply	TOTAL CUT 2-3/8	27.06
4/19/2013	215425	McCody Concrete Products, Inc.	HAUL NOSE PAD,	8,557.50
4/19/2013	215419	MCKENZIE ELECTRIC	400' NEW THREE	11,500.00
4/19/2013	215419	MCKENZIE ELECTRIC	TUB & LOOP IN LINE	6,000.00
4/19/2013	215420	MDU Resources Group, Inc.	2/12-3/12	397.51
4/19/2013	215426	Mid West Crane Service Inc.	CRANE TO OFF LOAD	6,197.50
4/19/2013	215426	Mid West Crane Service Inc.	HAUL FRAC STAND	820.00
4/19/2013	215429	Nash Trucking &	ROAD REPAIR	3,052.49
4/19/2013	215430	National Oilwell Varco L.P.	RIG SENSE SYSTEM	12,101.25
4/19/2013	215431	National Oilwell Varco, LP	BABY POWDER	54.44
4/19/2013	215431	National Oilwell Varco, LP	MISC TOOLS UNIT #202	714.81
4/19/2013	215431	National Oilwell Varco, LP	PKG SB CN 1-1/2 IN	46.58
4/19/2013	215431	National Oilwell Varco, LP	PKG SB SN 1-1/2 IN	439.63
4/19/2013	215431	National Oilwell Varco, LP	SWAGE 2" X 1",	76.29
4/19/2013	215428	NCH Corporation	CORROSION	126.33
4/19/2013	215428	NCH Corporation	CORROSION INHIBITOR	12,231.36

4/19/2013	215428	NCH Corporation	FOAMING AGENT	2,136.53
4/19/2013	215428	NCH Corporation	FOAMING AGENT,	14,348.27
4/19/2013	215428	NCH Corporation	H2S SCAVENGER	2,009.99
4/19/2013	215428	NCH Corporation	PARRIFIN CONTROL	19,033.90
4/19/2013	215428	NCH Corporation	SCALE INHIBITOR	1,357.46
4/19/2013	215432	Nick A. Sommer	4/3/2016	14,190.00
4/19/2013	215433	Northern Elite Incorporated	HAUL TOOLS	1,375.00
4/19/2013	215434	P2ES Holdings, Inc.		15,020.36
4/19/2013	215435	Panola-Harrison Electric	ELECTRIC 02/27 -	8,500.43
4/19/2013	215436	Patterson Services, Inc.	DOUBLE STUDDED	984.06
4/19/2013	215436	Patterson Services, Inc.	HEVI-WATE DRILL	4,575.38
4/19/2013	215436	Patterson Services, Inc.	U VARIABLE RAMS,	28,575.65
4/19/2013	215437	Perry Brothers Trucking, Inc	HAUL SUBS	363.50
4/19/2013	215437	Perry Brothers Trucking, Inc	HAUL TOOLS	1,352.00
4/19/2013	215438	Petroleum Club		37.50
4/19/2013	215427	Petroleum Services	BREAK OUT MACHINE	950.00
4/19/2013	215427	Petroleum Services	BREAT OUT MACHINE	950.00
4/19/2013	215427	Petroleum Services	HAUL DIVERTED CASING	780.00
4/19/2013	215427	Petroleum Services	HAUL LANDING JOINT	180.00
4/19/2013	215439	Pitney Bowes Global Financial	04/30 TO 7/30	561.82
4/19/2013	215440	Pitney Bowes Purchase Power		600.00
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	60 LBS LOAD TUBING	750.00
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	LOAD 110 BBLS	1,806.40
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	LOAD 40 BBLS WATER	450.00
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	LOAD AND TEST TO	750.00
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	PUMPED WATER DOWN	1,742.00
4/19/2013	215382	PNC Bank C/O Heat Waves Hot	WASH OUT TANK	450.00
4/19/2013	215441	Prairie Disposal LLC	F/B DISPOSAL	630.00
4/19/2013	215441	Prairie Disposal LLC	FRAC SAND DISPOSAL	1,172.10
4/19/2013	215442	Prairie Welding LLP	WELD SPECIAL END ON	2,050.00
4/19/2013	215443	Precision Machine & Welding,	2 PIECE OF 7"	2,556.00
4/19/2013	215443	Precision Machine & Welding,	2 PIECE OF 9 5/8"	2,051.19
4/19/2013	215444	Pronghorn Services LLC	POTABLE WATER	3,525.00
4/19/2013	215445	R.W. Byram & Company	TEXAS STATEWIDE	83.50
4/19/2013	215446	Rick Partin Trucking, Inc.	HAUL MOTORS, SUBS	1,040.00
4/19/2013	215447	Roughrider Electric	03/01 TO 03/31	4,579.84
4/19/2013	215448	Roughrider Picker & Trucking	TRAVELED TO	825.00
4/19/2013	215449	Scientific Drilling	ADDITIONAL BILLING	129.47
4/19/2013	215450	Slawson Exploration Co., Inc.	BOTTOM HOLE PUMP	1,791.93
4/19/2013	215450	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	34.50
4/19/2013	215450	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	5.88
4/19/2013	215450	Slawson Exploration Co., Inc.	ENVIRONMENTAL/REGULA	11.36
4/19/2013	215450	Slawson Exploration Co., Inc.	FUELD & ELECTRICITY	1,126.84
4/19/2013	215450	Slawson Exploration Co., Inc.	INSURANCE	5.32
4/19/2013	215450	Slawson Exploration Co., Inc.	OVERHEAD	265.25
4/19/2013	215450	Slawson Exploration Co., Inc.	PUMPING & GAUGING	250.00
4/19/2013	215450	Slawson Exploration Co., Inc.	RENTAL EQUIPMENT	131.25
4/19/2013	215450	Slawson Exploration Co., Inc.	RPR, RPLC &	515.72
4/19/2013	215450	Slawson Exploration Co., Inc.	SWD	2,482.31
4/19/2013	215451	Stallion Oilfield Services, LP	COMMUNICATION	8,127.00
4/19/2013	215451	Stallion Oilfield Services, LP	COMMUNICATIONS	4,924.50

4/19/2013	215451	Stallion Oilfield Services, LP	HAUL LOADER	5,489.25
4/19/2013	215451	Stallion Oilfield Services, LP	LOADER RENTAL	19,750.50
4/19/2013	215451	Stallion Oilfield Services, LP	REPAIR LOADER	3,772.93
4/19/2013	215451	Stallion Oilfield Services, LP	RIG DOWN	1,600.00
4/19/2013	215452	Standard Parking	PARKING FOR 04/2013	950.00
4/19/2013	215453	Stickman, Inc.	HAUL REAMER LOCATION	600.00
4/19/2013	215453	Stickman, Inc.	STRING MILL RENTAL	3,024.00
4/19/2013	215454	Strong Service, L.P.	SWABBING UNIT	378.78
4/19/2013	215455	Summit Controls, Inc.	REPAIR S/N	2,292.45
4/19/2013	215455	Summit Controls, Inc.	REPAIR S/N 11051842	524.82
4/19/2013	215456	Sweet Crude Oilfield Services	FAIRFIELD STATE	6,448.75
4/19/2013	215457	Those 1 Guys Hotshot, LLC	HAUL BAKER TOOLS	880.00
4/19/2013	215457	Those 1 Guys Hotshot, LLC	HAUL LANDING JOINTS	852.50
4/19/2013	215457	Those 1 Guys Hotshot, LLC	HAUL PIPE	852.50
4/19/2013	215457	Those 1 Guys Hotshot, LLC	HAUL ROTATING HEAD	605.00
4/19/2013	215458	Thurmond-McGlothlin, Inc.	12 VOLT 28AH	891.86
4/19/2013	215458	Thurmond-McGlothlin, Inc.	2" SURESHOT O-RING	51.77
4/19/2013	215458	Thurmond-McGlothlin, Inc.	CDMA DATA	400.00
4/19/2013	215458	Thurmond-McGlothlin, Inc.	RS232 COMMUNICATION	74.39
4/19/2013	215458	Thurmond-McGlothlin, Inc.	RS485 COMMUNICATION	812.80
4/19/2013	215459	Toledo Automotive Supply, Inc.	LAMP TRUCK 103	6.57
4/19/2013	215459	Toledo Automotive Supply, Inc.	PB FMX-LP UNIT #16	5.72
4/19/2013	215460	Tres Management Inc.	ENGINEERING SERVICE	7,713.13
4/19/2013	215461	Trinity Services, L.L.C.	ROAD REPAIR	2,170.00
4/19/2013	215462	UELS, LLC	AFE #13003 CC	1,754.95
4/19/2013	215462	UELS, LLC	AFE #13015 CC	1,754.95
4/19/2013	215462	UELS, LLC	AFE #13016 CC	1,754.95
4/19/2013	215462	UELS, LLC	AFE #13017 CC	1,754.15
4/19/2013	215463	United Parcel Service, Inc.	POSTAGE	211.04
4/19/2013	215465	Victoria Foster	APRIL 2013 REDD	30.00
4/19/2013	215466	Wes Willits	AAPL MEMBERSHIP	100.00
4/19/2013	215467	Westel, Inc.	3/3 TO 4/2	75.72
4/19/2013	215468	Whiting Oil & Gas Corporation	01/13 WHITING OIL &	23,439.03
4/19/2013	215468	Whiting Oil & Gas Corporation	02/13 WHITING OIL &	40,760.17
4/19/2013	215468	Whiting Oil & Gas Corporation	06/12 WHITING OIL &	1,143.02
4/19/2013	215468	Whiting Oil & Gas Corporation	07/12 WHITING OIL &	4,366.83
4/19/2013	215468	Whiting Oil & Gas Corporation	09/12 WHITING OIL &	489.94
4/19/2013	215468	Whiting Oil & Gas Corporation	10/12 WHITING OIL &	2,440.43
4/19/2013	215468	Whiting Oil & Gas Corporation	12/12 WHITING OIL &	113,840.71
4/19/2013	215468	Whiting Oil & Gas Corporation	298 JNTS 9656.82'	1,245.33
4/19/2013	215468	Whiting Oil & Gas Corporation	ARTIFICIAL LIFT	2.38
4/19/2013	215468	Whiting Oil & Gas Corporation	COMMUN/CONTROL	2.07
4/19/2013	215468	Whiting Oil & Gas Corporation	COMPLETION	71.46
4/19/2013	215468	Whiting Oil & Gas Corporation	CONSULTING	143.75
4/19/2013	215468	Whiting Oil & Gas Corporation	CONTRACT LABOR/OTHER	8.05
4/19/2013	215468	Whiting Oil & Gas Corporation	CONTRACT SERVICE &	69.71
4/19/2013	215468	Whiting Oil & Gas Corporation	CONTRACT SERVICES &	451.28
4/19/2013	215468	Whiting Oil & Gas Corporation	CORROSION PROTECTION	7.90
4/19/2013	215468	Whiting Oil & Gas Corporation	ENVIRONMENTAL	0.01
4/19/2013	215468	Whiting Oil & Gas Corporation	ENVIRONMENTAL-OTHER	2.40
4/19/2013	215468	Whiting Oil & Gas Corporation	FRAC WATER RECOVERY	83.15

4/19/2013	215468	Whiting Oil & Gas Corporation	FUEL	85.21
4/19/2013	215468	Whiting Oil & Gas Corporation	GENERAL LAND COSTS	0.18
4/19/2013	215468	Whiting Oil & Gas Corporation	HYDRAULIC PUMP	2.78
4/19/2013	215468	Whiting Oil & Gas Corporation	INSURANCE	359.50
4/19/2013	215468	Whiting Oil & Gas Corporation	LOCATION ROADS PITS	61.36
4/19/2013	215468	Whiting Oil & Gas Corporation	LOE-COMPANY LABOR	93.03
4/19/2013	215468	Whiting Oil & Gas Corporation	LOE-TRANSPORTATION	13.13
4/19/2013	215468	Whiting Oil & Gas Corporation	LOGGING & SIDEWALL	162.15
4/19/2013	215468	Whiting Oil & Gas Corporation	MAINT SEPARATION &	51.66
4/19/2013	215468	Whiting Oil & Gas Corporation	MATERIALS & SUPPLIES	48.52
4/19/2013	215468	Whiting Oil & Gas Corporation	MEASUREMENT	289.51
4/19/2013	215468	Whiting Oil & Gas Corporation	MISC	0.31
4/19/2013	215468	Whiting Oil & Gas Corporation	MISC CONTROLLABLE	138.27
4/19/2013	215468	Whiting Oil & Gas Corporation	OTHER MATERIALS &	4.25
4/19/2013	215468	Whiting Oil & Gas Corporation	OTHER RENTAL	2.05
4/19/2013	215468	Whiting Oil & Gas Corporation	OTHER WELL SERVICES	12.87
4/19/2013	215468	Whiting Oil & Gas Corporation	OVERHEAD	21.95
4/19/2013	215468	Whiting Oil & Gas Corporation	PACKERS OR OTHER	(13,363.76)
4/19/2013	215468	Whiting Oil & Gas Corporation	PERMITS FEES	219.01
4/19/2013	215468	Whiting Oil & Gas Corporation	RENTAL-WELL CONTROL	13.90
4/19/2013	215468	Whiting Oil & Gas Corporation	RENT-DRLG STRGS &	(2.12)
4/19/2013	215468	Whiting Oil & Gas Corporation	ROADS WELL LOCATION	12.37
4/19/2013	215468	Whiting Oil & Gas Corporation	SAFETY CONSULTING	2.02
4/19/2013	215468	Whiting Oil & Gas Corporation	SAFETY EQUIPMENT &	4.25
4/19/2013	215468	Whiting Oil & Gas Corporation	SAFETY-OTHER	0.93
4/19/2013	215468	Whiting Oil & Gas Corporation	SERVER LICENSE/WELL	10.58
4/19/2013	215468	Whiting Oil & Gas Corporation	SURVEY/PERMITS/TITLE	4.43
4/19/2013	215468	Whiting Oil & Gas Corporation	SWABBING	360.38
4/19/2013	215468	Whiting Oil & Gas Corporation	SWD	(67.73)
4/19/2013	215468	Whiting Oil & Gas Corporation	TOOL & EQUIPMENT	112.50
4/19/2013	215468	Whiting Oil & Gas Corporation	TRANSPORTATION/HAULI	162.90
4/19/2013	215468	Whiting Oil & Gas Corporation	VALVES & FTGS	189.42
4/19/2013	215468	Whiting Oil & Gas Corporation	WELL SERVICING	35.75
4/19/2013	215397	XH, LLC	02/13 XTO ENERGY	12,399.88
4/19/2013	215469	Youngquist Brothers Oil & Gas	HAUL TANKS	600.00
4/22/2013	WT2149	Thomas Tools	BOP RENTAL	82,391.79
4/22/2013	WT2149	Thomas Tools	BOP RENTAL 01/10-20	18,733.92
4/22/2013	WT2149	Thomas Tools	BOP RENTAL 02/05-14	32,902.73
4/22/2013	WT2149	Thomas Tools	HAUL SKID MOUNTED	536.80
4/22/2013	WT2149	Thomas Tools	PAKCERS, TOP SEALS,	9,393.27
4/22/2013	WT2150	Smith International, Inc.	RCD RENTAL 1/2-1/26	7,864.50
4/22/2013	WT2150	Smith International, Inc.	ROTATING HEAD	2,520.00
4/22/2013	WT2150	Smith International, Inc.	WHIPSTOCK FT	75,733.25
4/22/2013	WT2152	Paylocity	CORPORATE TAX	10,670.10
4/23/2013	WT2154	Nationwide Trust Company	401(k) - EE	17,476.27
4/23/2013	WT2154	Nationwide Trust Company	401(k) - ER	10,971.91
4/23/2013	WT2154	Nationwide Trust Company	401(k) - LOANS	540.38
4/23/2013	WT2155	Nationwide Trust Company	401(k) - EE	1,929.38
4/23/2013	WT2155	Nationwide Trust Company	401(k) - ER	1,629.76
4/23/2013	WT2155	Nationwide Trust Company	401(k) - LOANS	109.27
4/23/2013	WT2155	Nationwide Trust Company	Source Intercompany	3,668.41

4/23/2013	WT2155	Nationwide Trust Company	Target Intercompany	(3,668.41)
4/23/2013	215470	Lenorman Properties, LLC	OFFICE RENT 8TH	22,633.34
4/26/2013	215471	A&B Valve & Piping System	2 .218 WALL PIPE	495.00
4/26/2013	215471	A&B Valve & Piping System	2 X 12 REPAIR CLAMP	69.98
4/26/2013	215471	A&B Valve & Piping System	BAG OF RAGS	130.69
4/26/2013	215471	A&B Valve & Piping System	GALLON ROTELLA 15W40	148.94
4/26/2013	215473	Apex Remington, Inc.	1/4 0-300# LF GAUGE	54.27
4/26/2013	215473	Apex Remington, Inc.	2 X 4 XH NIPPLE	44.17
4/26/2013	215473	Apex Remington, Inc.	2 X 6 XH NIPPLE	27.80
4/26/2013	215473	Apex Remington, Inc.	2 X 8 XH NIPPLE	37.54
4/26/2013	215473	Apex Remington, Inc.	3/8 X 1/4 316 SS	149.82
4/26/2013	215473	Apex Remington, Inc.	3/8 X 1/4 316 SS 90	259.16
4/26/2013	215473	Apex Remington, Inc.	55 GAL RUFFIES PRO	121.24
4/26/2013	215473	Apex Remington, Inc.	B-12 CHEMTOOL	37.02
4/26/2013	215473	Apex Remington, Inc.	Mystik JT-6 14 oz	35.72
4/26/2013	215473	Apex Remington, Inc.	QTY 3 1/4 NPT DI	(584.23)
4/26/2013	215473	Apex Remington, Inc.	STARTING FLUID 11oz	13.26
4/26/2013	215472	AT&T Corp	04/11 TO 05/10	44.69
4/26/2013	215472	AT&T Corp	04/13 TO 05/12	79.77
4/26/2013	215474	Bakken Oil LLC	SDA SIGNATURE &	488.23
4/26/2013	215475	Billy Fields	REIMBURSMENT FOR	117.69
4/26/2013	215476	Bob's Oilfield Service, Inc.	BACKHOE RENTAL 26	1,365.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	FINISH EQUALIZER,	3,919.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	GENERATOR & BACKHOE	695.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	GENERATOR AND	85.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	GENERATOR, BACKHOE	650.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	GENERATOR, BACKHOE,	585.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	HAUL CRUSHED TO	1,185.90
4/26/2013	215476	Bob's Oilfield Service, Inc.	LOADED & HAULD FRAC	512.50
4/26/2013	215476	Bob's Oilfield Service, Inc.	LUMBER CHARGE FOR	342.76
4/26/2013	215476	Bob's Oilfield Service, Inc.	PLUMB IN EQUALIZER,	3,737.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	PLUMBED IN LOAD	4,485.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	PLUMBED ON TANKS &	4,344.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	STEAMED OFF	688.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	STEAMED OFF WELLHEAD	840.00
4/26/2013	215476	Bob's Oilfield Service, Inc.	WELD BELT GUARD AND	4,682.36
4/26/2013	215476	Bob's Oilfield Service, Inc.	WELD FLOW LINE,	5,221.00
4/26/2013	215477	CAMERON SURFACE SYSTEMS	INSTALL PARTS AND	2,860.00
4/26/2013	215478	Canon Financial Services, Inc.	PRINTER CONTRACT	648.90
4/26/2013	215479	Cintas Corporation	MATS	155.38
4/26/2013	215479	Cintas Corporation	UNIFORMS	468.62
4/26/2013	215480	Citrix Online, LLC	GOTO MEETING 04/16	195.00
4/26/2013	215480	Citrix Online, LLC	GOTOMEETING 04/16	195.00
4/26/2013	215481	Computershare, Inc.	MOTHLY ACCT SERVICE	1,413.45
4/26/2013	215481	Computershare, Inc.	NCOA ANNUAL FEE,	179.72
4/26/2013	215482	CROWLEY FLECK PLLP	PROFESSIONAL	352.00
4/26/2013	215483	DISH	03/31 TO 04/29 AND	123.06
4/26/2013	215485	Jerry M. Cluck	ANSWERING SERVICE	162.38
4/26/2013	215486	MBI Energy Logistics LLC	HAUL SALTWATER	2,526.00
4/26/2013	215486	MBI Energy Logistics LLC	HAUL SALTWATER 472	2,176.50
4/26/2013	215487	MDU Resources Group, Inc.	03/13 TO 4/13	243.76

4/26/2013	215488	North Dakota Department of	North Dakota Use	4,307.40
4/26/2013	215489	Perry Brothers Trucking, Inc	HAUL BASKET OF	508.00
4/26/2013	215490	Pitney Bowes Global Financial	PROPERTY TAX LEASE	20.03
4/26/2013	215491	Pitney Bowes Purchase Power	POSTAGE	1,082.84
4/26/2013	215484	PNC Bank C/O Heat Waves Hot	FLUSH WELL	346.00
4/26/2013	215484	PNC Bank C/O Heat Waves Hot	LOAD AND TEST TUBING	698.00
4/26/2013	215484	PNC Bank C/O Heat Waves Hot	LOAD WATER DOWN	1,056.40
4/26/2013	215492	Randy Williams	SODA POP	260.10
4/26/2013	215493	Rollie G. Farris	GEOLOGICAL	9,150.00
4/26/2013	215494	Ronald Pilkington	CAR WASH, BATTERY	246.54
4/26/2013	215495	Shannon Avery	PARKING, AIRLINE,	775.61
4/26/2013	215496	Texas Gas Gathering	PROD MONTH MAR 2013	122,934.37
4/26/2013	215497	Tres Management Inc.	ENGINEERING	9,457.33
4/26/2013	215498	UELS, LLC	AFE #13003 CC	154.75
4/26/2013	215498	UELS, LLC	AFE #13015 CC	154.75
4/26/2013	215498	UELS, LLC	AFE #13016 CC	154.75
4/26/2013	215498	UELS, LLC	AFE #13017 CC	154.75
4/26/2013	215499	United Parcel Service, Inc.	LATE FEE	25.89
4/26/2013	215499	United Parcel Service, Inc.	POSTAGE	151.88
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	AGREEMENT OF	(16,769.84)
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	BIOCIDE	1,214.85
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	CARBOY XANVIS -	1,417.50
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	CORROSION	6,129.78
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	CORROSION INHIBITOR	1,636.99
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	CREDIT FOR WATER	(3,825.36)
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	EPA REGISTERED	21,853.70
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	FRAC JOB	11,625.00
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	MAN HOURS ON FRAC	3,150.00
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	MOBLE DATA HOURS ON	14,925.00
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	SCALE INHIBITOR	(20,643.32)
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	SCALE INHIBITOR,	50,546.48
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	SCALE REMOVER	23,478.84
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	SCALE REMOVER,	24,255.31
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	SLUGGING COMPOUND	162.65
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	TORQUE FREE HD	1,451.26
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	TORQUE FREE HD,	3,341.26
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	TREAT WELL	2,261.40
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	XANVIS - CARBOY	11,340.00
4/29/2013	WT2157	Jacam Chemicals 2013 LLC	XANVISL-CARBOY,	13,377.05
4/29/2013	WT2158	Roughrider Electric	SECURITY DEPOSIT	7,425.80
4/30/2013	WT2159	CANTOR FITZGERALD SECURITIES	INTEREST ON DIP LOAN	433,333.34
4/30/2013	WT2160	George S. Newton & Assoc., Inc	RECONCILIATION OF	2,208.30
4/30/2013	215502	United States Trustee	2ND QTR 2013 FEE	4,875.00
4/30/2013	215503	United States Trustee	2ND QTR 2013 FEE	325.00
4/30/2013	215504	Whiting Oil & Gas Corporation	REFUND DUPLICATE	621,264.60
4/19/2013	Wire	Endeavor Gas Gathering	Make whole payment	1,225,089.86
Various	Wire	IBC Funding Gas Cards	Gas for Field Trucks	2,712.50
4/23/2013	EFT	Capital One Bank	ANALYSIS SERVICE CHARGE	1,993.25
Various	CASH	Various	Security for office	840.00
Various	CASH	Various	Working Meals	3,192.19
4/30/2013	Wire	EDF Payment	Volumetric Production Pymt	857,839.79

4/16/2013	See List	Payment of Oil and Gas Royalties to third parties	1,323,256.10
10,089,178.41

April 2013 Revenue Checks Paid to Royalty and Working Interest Owners
Check No	Check date	Payee	Payee Name	Check amount
539003	4/15/2013	2668	Ann Pegram Deupree	$5.49
539004	4/15/2013	2532	Bettina Marie English Coote	$6.04
539005	4/15/2013	5930	Dawagiek Wilson	$33.86
539006	4/15/2013	11149	Ora Long George, Deceased	$25.82
539007	4/15/2013	11068	Stacy James	$27.97
539008	4/15/2013	12458	Vernon L. Herring	$87.00
539009	4/15/2013	11377	Carter Wooten Rountree	$83.20
539010	4/15/2013	1235	Sandra Engler Gerrie	$6,970.76
539011	4/15/2013	11312_1	Frank McMillin Wooten	$83.20
539013	4/15/2013	3831	JoAnn A. Lane	$56.39
539014	4/15/2013	5563	Charles Turner	$483.20
539015	4/15/2013	4907	James G. Sansing	$8.05
539016	4/15/2013	1988	Robert L. Bataille	$12.71
539017	4/15/2013	2293	Scott Joseph Butler	$7.76
539018	4/15/2013	4546	Robert J. B. Paruszewski II	$7.76
539019	4/15/2013	1989	Clayton E. Bataille	$12.71
539020	4/15/2013	2752	Francis J. Duncan	$46.44
539021	4/15/2013	4224	Debra Sue McKay	$27.42
539022	4/15/2013	3748	Richard Garrett Key	$214.24
539023	4/15/2013	1998	R A Baur Est-Ann S Baur TTEE	$34.85
539024	4/15/2013	3710	Jon A. Kay	$309.59
539025	4/15/2013	2048	John L. Beyer, III	$546.95
539026	4/15/2013	2432	David L. Clement	$12.71
539027	4/15/2013	4722	Carol Clement Reinhard	$12.71
539028	4/15/2013	2461	Patricia Clement Cole	$12.71
539029	4/15/2013	4832	Dr. Paul Leeds Rogers II	$8.47
539030	4/15/2013	3456	Erdyce W. Horvatinovic	$40.98
539031	4/15/2013	12041	Victor Kostenko	$73.33
539033	4/15/2013	4491	Donnell D. Ocker	$47.05
539034	4/15/2013	11999	Ann J. Wood	$226.43
539035	4/15/2013	5402	Bennie Jewell Shaw Taylor	$59.81
539037	4/15/2013	12020	Steve Williams	$33.14
539038	4/15/2013	4833	Alice Lynn Rogers	$25.42
539039	4/15/2013	11376	Simeon Frances Wooten, III	$83.20
539040	4/15/2013	4425	Pamela E. Nevels	$50.16
539041	4/15/2013	1337	J. Bennett Johnston, Jr.	$1,803.11
539042	4/15/2013	9295	John Francis Van Wert Jr.	$67.87
539043	4/15/2013	9587	Kenneth Paul Matthias	$13.50
539044	4/15/2013	1505	Patricia Ann Pendleton Reed	$620.31
539045	4/15/2013	1905	Barbara L. Verhalen Appleby	$4,419.49
539046	4/15/2013	3835	Joyce Manning Laney	$40.17
539047	4/15/2013	12021	Murray James Cadenhead III	$66.95
539048	4/15/2013	11768	David Wahus	$212.25
539049	4/15/2013	5919	C. Bradley Wilson Rev. Trust	$85.71
539050	4/15/2013	11826	Richard A. Gloor and	$32.74

539051	4/15/2013	5743	Janis Wirtel Weston	$5.23
539052	4/15/2013	5626	Adam Wayne Verhalen	$144.45
539054	4/15/2013	2366	Theola Caveness	$73.04
539055	4/15/2013	3045	Generations Partnership	$19,312.89
539056	4/15/2013	10030	Pendleton G. Baldwin Jr.	$167.74
539057	4/15/2013	2047	Holly Beyersmith	$546.95
539058	4/15/2013	3623	Norman Johnson	$30.27
539059	4/15/2013	10471	Armenious Patterson, Jr.	$61.62
539060	4/15/2013	11181	Elizabeth J. Vidal Rev Trust	$188.13
539061	4/15/2013	2593	Marilyn Davis Daniell	$41.73
539062	4/15/2013	5527	Janet Lynch Trlica	$10.03
539063	4/15/2013	5564	Laura Turner	$483.20
539066	4/15/2013	10513	Daniel Finley	$147.36
539067	4/15/2013	5653	(Mary) Joyce V. Wainwright	$4,419.51
539068	4/15/2013	2527	Monica S. Cooper	$28.24
539069	4/15/2013	4449	Thomas K. Nichols Jr.	$32.89
539070	4/15/2013	3753	Thomas Rutherford Key	$16.73
539071	4/15/2013	2031	Carroll Lee Bennett	$28.48
539072	4/15/2013	2101	Robert D. Blocker, Jr.	$4,190.91
539074	4/15/2013	12379	Scott A. Harris	$14,164.55
539075	4/15/2013	4841	Mark Rogers Trust	$30.85
539076	4/15/2013	3625	Roy Elbert Johnson	$80.02
539077	4/15/2013	12019	Jessica Jaye Hudson	$90.49
539078	4/15/2013	5899	Nancy Wilson	$180.99
539079	4/15/2013	12018	Donald Earle Hudson II	$90.49
539080	4/15/2013	1224	Karen D. Fritschi	$4,507.17
539081	4/15/2013	1991	Yvette D. Bataille	$12.71
539082	4/15/2013	1990	Michele H. Bataille	$12.71
539083	4/15/2013	10483	Annie L. Stiles Annuity Trust	$480.95
539084	4/15/2013	10482	Edward P. Stiles u/w/o	$96.18
539085	4/15/2013	3212	Suzanne H. Hale	$41.83
539086	4/15/2013	4121	Wanda Joyce McAfee	$60.31
539087	4/15/2013	9983	Jeremiah Turner Stallworth	$132.84
539088	4/15/2013	3749	Alice Avent Key	$16.76
539089	4/15/2013	5426	Susan Hall Terrell	$6.40
539090	4/15/2013	3489	Karen Quarles Hull	$17.02
539091	4/15/2013	3752	David Blacksher Key	$16.76
539092	4/15/2013	1892	Elizabeth Key Anderton	$16.76
539093	4/15/2013	3750	Hobart Reid Key	$16.76
539094	4/15/2013	3751	Richard Murray Key	$16.76
539095	4/15/2013	3742	Albert Watkins Key	$374.92
539096	4/15/2013	3747	Albert Watkins Key, Jr.	$16.76
539097	4/15/2013	10034	Carol Worsham	$108.92
539098	4/15/2013	12457	Ken E. Herring	$87.00
539099	4/15/2013	2292	Christine Butler	$25.80
539100	4/15/2013	2291	Lenora Butler	$25.80
539101	4/15/2013	2290	Louise Butler	$25.80
539102	4/15/2013	10882	Wallace Lee Albrecht Rev Tr	$194.06
539103	4/15/2013	4709	Geraldine Piatt Redditt	$44.31
539104	4/15/2013	4147	Lynley Stewart McCarley	$8.48
539105	4/15/2013	5349	Becky Fuqua Sutter	$43.43

539106	4/15/2013	1993	Sally Hesser Bates	$702.07
539107	4/15/2013	12040	Lynda Nelson (Kostenko)	$73.33
539108	4/15/2013	2105	Martha Alice Boatner	$28.06
539109	4/15/2013	4906	Jerry Sansing	$32.88
539110	4/15/2013	2693	Linda Dixon Taylor	$10.09
539111	4/15/2013	9293	Jerry C. Van Wert	$67.87
539113	4/15/2013	1129	Gerry Dean Cadenhead Fletcher	$178.59
539115	4/15/2013	10524	Baldwin Mineral Trust	$50.59
539116	4/15/2013	10525	Patricia Ann Ramsey	$167.74
539117	4/15/2013	5624	Diane Verhalen	$144.45
539118	4/15/2013	2051_1	General Cable Industries, Inc.	$2,070.35
539119	4/15/2013	4837	Diane Nichols Rogers	$32.89
539120	4/15/2013	1099	Harry Eugene Blocker III	$1,396.62
539121	4/15/2013	4731	Resource America, Inc.	$26.51
539122	4/15/2013	5906	Mabel Jean Wilson	$219.21
539123	4/15/2013	5465	Annie Marie Thomas	$219.21
539124	4/15/2013	2184	Claude Brooks	$85.78
539125	4/15/2013	11491	Charles Mayo	$16.39
539126	4/15/2013	10242	Milton Glovatsky	$3,595.12
539127	4/15/2013	10781	Amy P. Evoniuk	$335.26
539128	4/15/2013	3457	Dorothy A. Horwedel	$11.59
539129	4/15/2013	4120	Leo C. McAfee, Jr.	$60.31
539130	4/15/2013	1107	Brenda Bradshaw	$46.24
539131	4/15/2013	2520	Jeanene Cooper	$27.39
539132	4/15/2013	3673	Dorothy Mae Horn Jones	$15.10
539133	4/15/2013	1405	Odell Marks	$84.18
539134	4/15/2013	1404	Barnell Marks	$46.24
539135	4/15/2013	4519	Patricia M. Owens	$60.31
539137	4/15/2013	4854	Joyce Marie Rosborough	$13.24
539138	4/15/2013	1084	Karen Scott Barner	$178.87
539139	4/15/2013	1550	Elfrida Scott	$69.05
539143	4/15/2013	3171	Janice Jordan Gregory	$19.35
539144	4/15/2013	11679	Kelly D. Robinson, Rev Lvg	$339.58
539145	4/15/2013	9486	Laura A. Lang	$90.53
539146	4/15/2013	9322	Mark Niendorff	$47.86
539147	4/15/2013	10331	Dorothy & Philip Jones	$1,462.09
539148	4/15/2013	4484	William G. Nuelle	$7.87
539149	4/15/2013	11057	Northern Oil & Gas, Inc.	$10,299.61
539150	4/15/2013	10806	Chris T. Bohnet	$39.49
539151	4/15/2013	11604	Timothy Glovatsky	$216.69
539152	4/15/2013	11350	William Arthur Stern, Jr.	$309.59
539153	4/15/2013	1542	Gordon W. Sangster	$79.58
539154	4/15/2013	1617	Muriel Whiteside Char Trust	$477.47
539155	4/15/2013	1541	Ronald H. Sangster d/b/a	$79.58
539156	4/15/2013	12129	Lowell J. Ridgeway,	$47.80
539157	4/15/2013	12133	Keith Anderson, a singl man	$30.61
539158	4/15/2013	11761	Myrtle May Gudahl	$247.63
539159	4/15/2013	12230_1	North Dakota D.H.S.	$241.52
539160	4/15/2013	10877	Yvonne Wock	$24.77
539161	4/15/2013	12126	F.M.J. Partnership	$22.25
539162	4/15/2013	11577	Ruth E. Geinert	$2,725.10

539163	4/15/2013	10332	Jack & Lorene Akovenko	$1,462.09
539164	4/15/2013	10807	Lisa M. Farnham	$39.49
539165	4/15/2013	10805	Regina Bohnet	$39.49
539166	4/15/2013	10793	Pamela J. Hartwig	$457.16
539167	4/15/2013	10231	Todd Murray	$219.72
539168	4/15/2013	10310	Rockie & Jeanne Kukla	$982.43
539169	4/15/2013	12125	Jeannette & Melissa Pohlman	$144.47
539170	4/15/2013	10084_1	State of ND acting by/through	$14,911.30
539171	4/15/2013	12120	TDW, LLC	$40.07
539172	4/15/2013	10232	Dean George Murray	$219.72
539173	4/15/2013	11295	Irish Oil & Gas Inc.	$734.62
539174	4/15/2013	12118	LARCO Resources, LLC	$40.08
539175	4/15/2013	12119	M&C Energy, LLC	$40.07
539176	4/15/2013	12074	TPC Resources, LLC	$17.24
539177	4/15/2013	12121	JJ Oil, LLC	$40.07
539178	4/15/2013	10870	Home on The Range For Boys	$1,864.16
539179	4/15/2013	12103	Clement C. Weber	$41.06
539180	4/15/2013	11463	Dana Orf	$7.55
539181	4/15/2013	11763	Ella Mae & Thomas P.	$318.39
539182	4/15/2013	10233	Christopher Wahus	$101.58
539183	4/15/2013	12100	James F. & Vickie Melchior	$33.23
539184	4/15/2013	12122	Kim T. Parson	$12.52
539185	4/15/2013	12102	Vivian M. Volk a.k.a.	$14.32
539186	4/15/2013	12057	Williston Basin Energy LLC	$40.08
539187	4/15/2013	10084_1	State of ND acting by/through	$2,179.64
539188	4/15/2013	11438	Bryan Tomchuk	$24.76
539189	4/15/2013	10312	Dean Hartman	$1,105.22
539190	4/15/2013	10869	Kathy Jo Cline	$24.77
539191	4/15/2013	10867	Roy Michael Basaraba	$24.77
539192	4/15/2013	11468	Jane F. Fitterer Fam Tr dtd	$34.26
539193	4/15/2013	11456	Patrick Lynn Schwartzenberger	$56.15
539194	4/15/2013	11609	Anita G. Kuntz	$1,631.57
539195	4/15/2013	11439	Bruce Tomchuk	$24.76
539196	4/15/2013	10133	Carol Frank	$588.39
539197	4/15/2013	11292	David V. Kubas	$213.28
539198	4/15/2013	12001	Don J. Kuntz	$301.96
539199	4/15/2013	11613	Emil A. Anheluk	$26.73
539200	4/15/2013	11817	Fedora Family Mineral Trust	$97.15
539201	4/15/2013	11459	Jane Katherine Heiser	$56.15
539202	4/15/2013	10880	Jeff F. Haich & Victoria Marie	$24.77
539203	4/15/2013	11998	Marty B. Kuntz-Stiedl	$226.43
539204	4/15/2013	11296	NJ Schank & B Schank Irv Mn Tr	$853.11
539205	4/15/2013	10862	Patricia Kay Malkowski	$24.77
539206	4/15/2013	10134	Patrick G. Frank and	$588.39
539207	4/15/2013	10860	Roy A. & Ann Basaraba	$8,673.32
539208	4/15/2013	11476	Roy M. Romanyshyn	$19.82
539209	4/15/2013	12210	Ryan M. and Lisa Kuntz,	$402.37
539210	4/15/2013	10330	Sandra Schaefer	$1,462.09
539211	4/15/2013	12000	Steven A. Kuntz	$301.96
539212	4/15/2013	11436	Terrence John&Patricia Tomchuk	$26.42
539213	4/15/2013	11293	Tony I. Rambousek Min Tr	$853.11

539214	4/15/2013	10161	Wallace J Wock&Virginia B Wock	$8,230.53
539215	4/15/2013	11472	Albert L. & Effie Hondl	$27.51
539216	4/15/2013	11467	Justine Jearmchuk Bauer	$33.81
539217	4/15/2013	11593	Almeda Petroleum, LLC	$30.85
539218	4/15/2013	11136	D.J. Stuber Land & Royalty Tr	$210.17
539219	4/15/2013	11481	Everett Real Estate, Inc.	$25.40
539220	4/15/2013	11300	Good Shepherds Royalty Trust	$209.82
539221	4/15/2013	11302	Green River Energy LLC	$33.21
539222	4/15/2013	11137	Henry J. and Barbara A. Glick	$4,197.83
539223	4/15/2013	11301	PitchBlack Oil LLC	$32.37
539224	4/15/2013	11672	J.E. Bragg, Jr. and	$130.12
539225	4/15/2013	12165	Shannon M. Fritz	$301.90
539226	4/15/2013	11470	Allan John Kasian	$40.74
539227	4/15/2013	11460	Joan Joyce Kadrmas aka Joanne	$56.15
539228	4/15/2013	12247	MBI Royalties, LLC	$259.62
539229	4/15/2013	12248	Michael E and Connie J Kasian	$45.26
539230	4/15/2013	11478	Myron & Sandra Romanyshyn	$22.01
539231	4/15/2013	10876	Stephanie Klym	$24.77
539232	4/15/2013	10873	The Anthony & Teresa Kessel	$24.77
539233	4/15/2013	11762	Evelyn J. Allram	$318.39
539234	4/15/2013	11461	Margaret Irene	$56.15
539235	4/15/2013	11680	Denver and Mary Thompson	$8,815.17
539236	4/15/2013	11477	Constantine G. Romanyshyn	$19.82
539237	4/15/2013	10905	Dale G. Evoniuk	$518.12
539238	4/15/2013	10875	Donald William Basaraba	$24.77
539239	4/15/2013	11473	Edwin P. Romanyshyn	$19.82
539240	4/15/2013	10719	Marjorie Evoniuk, a widow &	$1,036.24
539241	4/15/2013	11475	Sylvester E. & Debra K.	$19.82
539242	4/15/2013	11482	Benjamin Lange and Beth Lange	$2,838.67
539243	4/15/2013	10230	Cecil I & Georgine A Murray	$3,754.89
539244	4/15/2013	10329	Ernest & Karla Akovenko	$1,462.09
539245	4/15/2013	11681	Howard Lange	$2,838.67
539246	4/15/2013	10313	James L & Elva Lou Johnston	$3,315.67
539247	4/15/2013	10311	Kevin & Sonya Hartman	$1,105.22
539248	4/15/2013	11457	LeRoy Charles Schwartzenberger	$56.15
539249	4/15/2013	11465	Eugene W. Schwartzenberger	$56.15
539250	4/15/2013	12195	Monte Zakopayko	$1,497.77
539251	4/15/2013	11874	Fergus & Elizabeth Nelson	$427.52
539252	4/15/2013	11294	Kubas Fam Min Tr dtd 4/10/1980	$1,492.94
539253	4/15/2013	5526	Tri-Star Minerals Partnership	$6.74
539254	4/15/2013	11677	Charlene K. Williams	$2,299.32
539255	4/15/2013	11765	Donald Wahus	$849.02
539256	4/15/2013	10240	Gary Glovatsky	$1,743.09
539257	4/15/2013	11678	Sheila D. Walker	$2,299.32
539258	4/15/2013	11055	Holt Production, L.L.C.	$2,321.17
539259	4/15/2013	11452	Gary A. Schwartzenberger	$12.23
539260	4/15/2013	10234	Jason Wahus	$101.58
539261	4/15/2013	11474	Joseph John Magalsky Lvg Tr	$20.64
539262	4/15/2013	11126	J. R. Glennon, Inc.	$292.02
539263	4/15/2013	11124	Stephen Matt Gose III	$292.02
539264	4/15/2013	12127	Connie I. Aaberg, fka Connie	$39.37

539265	4/15/2013	11558	Ed Don Jensen	$97.19
539266	4/15/2013	11464	Benny (Bernard) Willard	$56.15
539267	4/15/2013	11597	Kirby L. Dasinger &	$40.49
539268	4/15/2013	11161	Knapp Oil Corporation	$201.44
539269	4/15/2013	4315	Montana History Foundation Inc	$26.42
539270	4/15/2013	10485	Kathryn Ann Munson	$487.37
539271	4/15/2013	10333	Loretta Akovenko	$7,967.54
539272	4/15/2013	1854	Robert Marion Allums	$175.13
539273	4/15/2013	2040	Roy & Margaret Berryman	$78.07
539274	4/15/2013	11760	Iowa Holding Company,	$2,225.86
539275	4/15/2013	2964	Dorthelia Bryant Foster	$14.50
539276	4/15/2013	4988	James Earl Shaw	$59.81
539277	4/15/2013	4483	David G. Nuelle	$7.87
539278	4/15/2013	1374	Deborah Marie Long	$25.53
539279	4/15/2013	10472	Rommel C. Shaw	$59.81
539280	4/15/2013	3731	Kevera Limited Partnership	$28.92
539281	4/15/2013	1373	Donna Marie Long	$214.40
539282	4/15/2013	1445	Merilyn Marie Graham Moore	$30.40
539283	4/15/2013	5939	Thomas Kemper Wirtel	$5.25
539284	4/15/2013	3492	John Humphrey	$96.46
539285	4/15/2013	4290	Mineral Services, Inc.	$34.23
539286	4/15/2013	4150	Lyra Elaine McCarty	$13.70
539287	4/15/2013	12038	Grace Ann Gryder	$118.87
539288	4/15/2013	5616	Richard M. Veatch	$11.47
539289	4/15/2013	11433	Rosemary C. Stendeback	$11.42
539290	4/15/2013	5651	Theodore C. Wagner, Sr. &	$12.29
539292	4/15/2013	5036	Clyde William Skidmore	$46.49
539293	4/15/2013	4285	Miller Oil & Gas LLC	$247.35
539294	4/15/2013	4286	Miller Trust Dated 2-25-08	$72.79
539295	4/15/2013	1597	Alan M. Villiers	$482.64
539296	4/15/2013	3728	Howard A. Kepple	$9.98
539297	4/15/2013	11444	Janet Ann Kasian Malkowski	$53.80
539298	4/15/2013	1767	Jimmie L. Acree	$8.83
539299	4/15/2013	4971	Lyra Carolyn Fugler McCarty	$7.44
539300	4/15/2013	11353	Carol Ann Hirsch Freirich	$154.79
539301	4/15/2013	4557	Reuben R Paulsen Trustee	$75.25
539302	4/15/2013	4556	Reuben R. Paulsen Trust	$37.57
539303	4/15/2013	4480	Beth F. Novy	$12.90
539304	4/15/2013	4479	Janet L. Novy	$32.37
539305	4/15/2013	1470	Michael E. Novy	$19.46
539306	4/15/2013	11078	Slawson Exploration Co., Inc.	$321.34
539307	4/15/2013	5707	Washington Univ/Adams	$15.70
539309	4/15/2013	1367	Stephanie Lister	$814.28
539310	4/15/2013	4269	Barbara Steeg Midlo	$696.69
539311	4/15/2013	2285	Marion Steeg Bustamante	$696.69
539312	4/15/2013	5154	Robert M. Steeg	$696.69
539313	4/15/2013	3836	Charles W. Lane III	$23.14
539314	4/15/2013	1178	Collins C. Diboll Pvt. Fndn.	$18,900.16
539315	4/15/2013	4663	Hugh Coleman Quarles, Jr.	$12.91
539316	4/15/2013	5356	Emma Porter Tampke	$94.47
539317	4/15/2013	9513	Brad R. Duhon	$537.56

539318	4/15/2013	10564	Jae Holdings, L.L.C.	$537.56
539319	4/15/2013	3228	William H. Hall, Jr.	$6.40
539320	4/15/2013	3227	George R. Hall	$6.40
539321	4/15/2013	1687	Braden C. Despot	$537.56
539322	4/15/2013	3298	Raymond Stuart Harr	$144.44
539323	4/15/2013	10610	LaDonna Sue Cullom	$98.01
539324	4/15/2013	2678	Lori Lea Deutsch	$32.49
539326	4/15/2013	2501	Dorothy Lee Wall Cook	$33.20
539327	4/15/2013	4279	Carla Cadenhead Miller	$8.05
539329	4/15/2013	4434	John Mosely Newsom	$4,475.26
539330	4/15/2013	1602	Margaret Ann Newsom Waits	$4,773.60
539331	4/15/2013	3460	Gordon House	$14.17
539332	4/15/2013	5627	Thomas Luke Verhalen	$144.45
539333	4/15/2013	1662	Betty Lou Young	$225.56
539334	4/15/2013	4625	Judy Rogers Potter	$25.32
539335	4/15/2013	3513	Elizabeth Beasley Ingrish	$291.78
539336	4/15/2013	2446	Donna Kay Black Cochran	$63.27
539337	4/15/2013	2934	Sandra V. Floyd	$433.23
539338	4/15/2013	5106	Betty Carolyn Spano	$8.81
539339	4/15/2013	4249	Thomas Glen Medlin	$47.43
539340	4/15/2013	1057	Candyce James Alexander	$1,186.02
539341	4/15/2013	3100	Janis Goodrich	$483.20
539342	4/15/2013	3485	Carol Rogers Hughes	$25.32
539343	4/15/2013	4170	Cleve McCoy	$71.18
539344	4/15/2013	3507	Patricia Ann Huyer Hollis	$56.39
539345	4/15/2013	1476	Rickey Max Pendleton	$620.31
539346	4/15/2013	4836	Charles Rogers	$25.32
539347	4/15/2013	3719	Linda Rogers Kendrick	$25.32
539348	4/15/2013	4230	Bessie B. McLeod	$13.85
539349	4/15/2013	1919	Atkins Minerals, LLC	$1,032.39
539350	4/15/2013	1920	Atkins, Ltd. LLC	$5,084.68
539351	4/15/2013	1144	Columbia Enterprises	$806.33
539352	4/15/2013	2713	Dorsett Investment Trust	$101.05
539353	4/15/2013	3092	Goldco Energy Corporation	$169.38
539354	4/15/2013	3494	Henry Hunsicker Family, LLC	$433.23
539355	4/15/2013	4310	Monad Werner, LLC	$1,019.32
539356	4/15/2013	1483	Petroleum Investments, Inc.	$806.33
539357	4/15/2013	4723	Renrew Minerals, LTD	$2,039.77
539358	4/15/2013	3905	Roy Wendell Lester, Sr. &	$1,074.40
539359	4/15/2013	2900	First Church Of Christ,	$4,073.88
539360	4/15/2013	3295	Janet May Medlin Harrison	$47.43
539361	4/15/2013	4744	Marshall Carl Rice	$27.06
539362	4/15/2013	3854	Dolores George Lavigne	$4,082.28
539363	4/15/2013	9296	Julie Snyder Diamond	$35.63
539364	4/15/2013	4975	Louise Moore Ferr Shavin	$57.28
539365	4/15/2013	4172	Michael Allen Mccoy	$42.31
539366	4/15/2013	10711	Reynolds Drilling Co., Inc.	$17,492.74
539367	4/15/2013	3759	H.C. Kihneman III	$18.23
539368	4/15/2013	5450	Helen Gulley Thomas	$8.55
539369	4/15/2013	4154	Aline Juneau McCarty	$52.99
539370	4/15/2013	1563	Bonnie G. Smith	$194.06

539371	4/15/2013	2670	Daniel W. Deupree, III	$6.29
539372	4/15/2013	5945	Elizabeth Abney Woodall	$28.44
539373	4/15/2013	4152	Glen Alan McCarty	$42.76
539374	4/15/2013	3765	Harry King, Jr. And	$28.48
539375	4/15/2013	2688	Jim Dixon, Jr.	$142.95
539376	4/15/2013	2153	Jo Ann Blalock Brelsford	$8.29
539377	4/15/2013	3998	Joy Reeves Manley	$1,989.49
539378	4/15/2013	1190	Judy Gallagher Durham	$66.95
539379	4/15/2013	4670	Raboil Resources LLC	$49.24
539380	4/15/2013	4911	Sartor Brothers Properties LLC	$18.77
539381	4/15/2013	4747	Susan Elgin Rice	$8.99
539382	4/15/2013	5438	Thomas Howard Thigpen	$1,920.50
539383	4/15/2013	9922	Willow Acres, LP	$30.85
539384	4/15/2013	1090	Ethel Estvold Beckman	$5,761.45
539385	4/15/2013	10010	John Ralph James	$61.22
539386	4/15/2013	5562	Maribeth Turner	$483.20
539387	4/15/2013	5401	Martha Nell Taylor	$13.85
539388	4/15/2013	1322	Mary F. James Mercer	$2,033.94
539389	4/15/2013	4151	Susan Cay McCarty	$42.76
539390	4/15/2013	2669	Walter Hearn Deupree	$6.29
539391	4/15/2013	3966	Dorothy Annette Medlin Loyd	$47.43
539392	4/15/2013	3305	Ethel Mae Harvey	$142.95
539393	4/15/2013	7789	James Loot	$363.49
539394	4/15/2013	3838	Lea Ann McCarty Stevenson	$42.76
539395	4/15/2013	4682	Melba Wall Ratcliff	$6.70
539396	4/15/2013	1758	Jack Abney	$28.47
539397	4/15/2013	6042	James Young &	$1,226.20
539398	4/15/2013	1457	Patrick Tillman Netherton	$8.84
539399	4/15/2013	3230	Margaret McCarty Hamilton	$51.05
539400	4/15/2013	2273	Dixie May Burns	$71.18
539401	4/15/2013	1536	Mary Black Sanders	$1,860.93
539402	4/15/2013	3907	Wavey T. Lester	$124.31
539403	4/15/2013	5676	Jerald Wall	$6.70
539404	4/15/2013	4657	PRJ Enterprises LLC	$7.71
539405	4/15/2013	4795	Bruce Graham Roberts	$101.04
539406	4/15/2013	1304	Annie K. Howard	$101.02
539407	4/15/2013	3299	Harrison-Smith Properties LLC	$30.85
539408	4/15/2013	3332	James B. Haynes, Jr.	$2,040.32
539410	4/15/2013	4134	Eric L McCarty	$51.05
539411	4/15/2013	5156	S.M. Steele Texas Family	$21.44
539412	4/15/2013	5785	Elizabeth Allums Widhalm	$175.13
539413	4/15/2013	11661	Denise Heinley	$7.26
539414	4/15/2013	5425	Lou Ann Terry	$528.71
539415	4/15/2013	2240	Richard W. Brown	$528.72
539416	4/15/2013	3161	Billy Green	$21.25
539417	4/15/2013	4238	Dwight M. McNair	$9.43
539418	4/15/2013	11561	Karla Scott fka Marczuk	$7.26
539419	4/15/2013	2405	Flanoy Holden Choate & Annie	$76.00
539420	4/15/2013	10792	Margaret F. Marczuk	$19.25
539421	4/15/2013	4830	Gill Allen Rogers	$8.47
539422	4/15/2013	1688	Linda Puryear Dominick	$2,983.50

539423	4/15/2013	4831	Christopher Thornton Rogers	$8.47
539424	4/15/2013	11378	Monsignor Scott Marczuk	$7.26
539425	4/15/2013	10012	June B. Wren	$81.99
539426	4/15/2013	11205	Gayle Yvonne Riggs And	$8,979.80
539427	4/15/2013	11204	Clark Nolan Turney And	$8,979.80
539428	4/15/2013	3767	Linda Wall King	$40.38
539429	4/15/2013	12177	Lorna Ann Matthiesen	$268.44
539431	4/15/2013	5586	Adeline Old Vaill Trust	$112.73
539432	4/15/2013	4973	Ann Brown Shanks	$1,586.13
539433	4/15/2013	6021	Mamie Rogers Yandle	$62.16
539434	4/15/2013	1154	James B. Crawley	$153.56
539435	4/15/2013	3797	Thomas Wade Koonce	$14.39
539436	4/15/2013	12173	Lawrence M. Nilsen	$521.96
539437	4/15/2013	4569	Penn Royalty Company	$573.35
539438	4/15/2013	12090_1	MAP2009-OK	$834.45
539440	4/15/2013	1815	Corey Alexander	$30.95
539441	4/15/2013	1429	Charles E. Mercer Jr.	$5,057.33
539442	4/15/2013	12180	Anne N. Kelly Rev Tr UTA dtd	$521.96
539443	4/15/2013	11810	Dennis Ross Klambach	$28.59
539444	4/15/2013	12447	Garrett BTF Minerals, LLC	$52.83
539446	4/15/2013	4065	Map2003-Net	$238.74
539447	4/15/2013	4066	MAP2006-OK	$631.80
539448	4/15/2013	12174	Vernon L Foster Jr-2001 Dcl of	$1,029.02
539449	4/15/2013	12181	Marcia N Anderson RevTr UTA	$521.96
539450	4/15/2013	11051	The Pfanenstiel Company, LLC	$1,981.21
539452	4/15/2013	11207	Laura Ann Holman And	$8,979.80
539453	4/15/2013	4919	Byron H. Schaff Jr.	$16.17
539454	4/15/2013	12182	Lauren Curtis Irv Trust	$50.37
539455	4/15/2013	5814	Willischild Oil & Gas Corp.	$46.92
539456	4/15/2013	10791	Barbara Hauck, Indiv/Heir	$28.69
539457	4/15/2013	10602	Charles Edward Moore, Jr.	$20.06
539458	4/15/2013	10603	Kimeca Marie Moore	$20.06
539459	4/15/2013	4698	Lanelle Ray	$41.65
539461	4/15/2013	2558	Melanie Crawford	$2,983.50
539462	4/15/2013	10613	Edna Louise Bell	$77.73
539463	4/15/2013	10861	Michael D. Prokop, a s/m	$695.96
539464	4/15/2013	10874	Steven J. Prokop	$695.96
539465	4/15/2013	1535_1	Samson Lone Star, LLC	$1,491.74
539466	4/15/2013	10614	Jackie E. Robinson	$602.02
539467	4/15/2013	4920	Estate Of Robert A. Schaff	$16.17
539468	4/15/2013	10601	Ray Anthony Cullom, Jr.	$77.73
539469	4/15/2013	2299	Sandra Byrd	$2,983.50
539470	4/15/2013	10604	Shaquita Lashawn Moore	$20.06
539471	4/15/2013	4265	Oklahoma Methodist Manor, Inc.	$19.65
539472	4/15/2013	2893	Robbie Lynn Finley	$183.22
539473	4/15/2013	10605	Carlos Wayne Cullom	$77.73
539474	4/15/2013	2233	Dennis Brown	$37.60
539475	4/15/2013	10606	Elvin Leon Moore	$77.73
539476	4/15/2013	10609	Mary Ann Cullom	$77.73
539477	4/15/2013	10611	Sharon Yvonne Moore	$77.73
539478	4/15/2013	1228	J. Tracy Fults, Trustee	$4,544.62

539480	4/15/2013	1519	Neva Nell Riney	$16.60
539481	4/15/2013	5634	William Lee Vick	$83.21
539482	4/15/2013	12257	Judith M. Kutcher	$185.37
539483	4/15/2013	4123	Mildred A. McAfee	$42.64
539484	4/15/2013	1330	Andrea R. Jenkins	$164.97
539485	4/15/2013	2977	Lucille Warriner Freeman	$18.18
539486	4/15/2013	11560	Tammy R. Smith, fka Marczuk	$7.26
539487	4/15/2013	2831	Gloriaetta Jones Erwin	$25.06
539488	4/15/2013	3766	Alisa Dixon Prelow	$28.60
539489	4/15/2013	5629	Carolyn Verhalen	$367.79
539490	4/15/2013	4948	Mary Margaret Verhalen Scott	$2,224.53
539491	4/15/2013	2358	Sandra Glynn Caruthers	$7.56
539493	4/15/2013	4125	Kathrina M. McAfee	$54.05
539494	4/15/2013	11777	Marquis Dewayne Shelton	$22.51
539495	4/15/2013	3147	Maurice Green	$26.39
539496	4/15/2013	11778	Shatara Latrice Shelton	$22.51
539497	4/15/2013	9916	Donnie R. Roberts	$36.35
539498	4/15/2013	5703	Robert Lee Warren	$41.12
539499	4/15/2013	9935	Corey Cox	$26.25
539500	4/15/2013	9854	Derrick Cox	$26.25
539501	4/15/2013	9856	Katrina Cox	$26.25
539502	4/15/2013	9857	Kimberly Cox	$26.25
539504	4/15/2013	4573	Claude C. Perry, Jr.	$17.02
539505	4/15/2013	3658	Dwight A. Jones	$36.77
539506	4/15/2013	5422	Linden Terry	$7.85
539507	4/15/2013	1894	Suzanne Anderson	$11.59
539508	4/15/2013	11120	Madelyn Vaughan	$22.46
539509	4/15/2013	3803	Jimmie Lou Krecek	$17.17
539510	4/15/2013	5589	John B. Valerius	$24.62
539511	4/15/2013	5429	Texas-Ellis Properties LTD	$52.14
539512	4/15/2013	2417	Clark Interests, L.L.C.	$13,437.63
539513	4/15/2013	1838	Marcus Allen	$18.88
539514	4/15/2013	3631	Mary Wall Johnson	$40.38
539515	4/15/2013	4921	Chase F. Schaff	$16.17
539516	4/15/2013	3469	Donald B. Howe	$22.98
539517	4/15/2013	5775	Martha Susan White	$75.99
539518	4/15/2013	5631	Walter G. Verhalen, III	$185.86
539520	4/15/2013	2875	Suanne Niendorff Ferguson	$45.26
539521	4/15/2013	1275	John Stewart Harvey	$968.28
539522	4/15/2013	9316	Regina Else Melton	$40.39
539523	4/15/2013	9915	Joyce L. Bell	$36.35
539524	4/15/2013	3077	John M. Glynn	$7.56
539525	4/15/2013	12029	Sarah Niendorff Davis	$15.57
539526	4/15/2013	12050	Shirley Marchell	$7.42
539527	4/15/2013	10292	Jerrel Lynn Roberson	$37.48
539528	4/15/2013	1313	Richard And Peggy Ingram	$23.93
539529	4/15/2013	10130	Kay Kathryn McGee	$13.61
539530	4/15/2013	4581	Joseph Pflanzer MD	$21.29
539531	4/15/2013	9843	Barbara Young Thompson	$75.25
539532	4/15/2013	2535	John R. Corley, III	$132.57
539533	4/15/2013	10061	Ashley Bowens	$31.47

539534	4/15/2013	10129	Bennie Jean McGee Collins	$13.61
539537	4/15/2013	9952	Kimbley McGee Lee	$20.39
539538	4/15/2013	12279	Lashon Diane Lewis-Sanders	$9.37
539539	4/15/2013	10062	Mariah Bowens	$31.47
539540	4/15/2013	10131	Martin Luther McGee	$13.61
539541	4/15/2013	10064	Mayiesha Bowens	$31.47
539542	4/15/2013	10063	Pajah Bowens	$31.47
539543	4/15/2013	12278	Tierra Johnson	$9.37
539544	4/15/2013	9953	Tracy McGee Bell	$20.39
539545	4/15/2013	2028	Brenda Lester Bell	$330.68
539547	4/15/2013	6154	Billy Earl Adams	$306.26
539548	4/15/2013	7095	Lucille Fields	$454.29
539549	4/15/2013	1320	Gayle L. Jackson	$164.97
539550	4/15/2013	4227	Richard Lee McKnight	$8.69
539551	4/15/2013	4410	Joan Marie Nance	$17.17
539552	4/15/2013	9745	Sandra Louise Wilson	$8.00
539553	4/15/2013	9886	Taresha Wilson Wyatt	$9.37
539554	4/15/2013	5024	Joyfull Leffall Short	$54.60
539555	4/15/2013	3892	Roland Leffall	$54.60
539556	4/15/2013	4197	Doll McGee & Dollie Currie, JT	$55.23
539557	4/15/2013	9836	Keysha Renee Williams	$20.27
539558	4/15/2013	9294	Sally Van Wert Satterwhite	$67.87
539559	4/15/2013	9835	Valencia Denise Rhone	$20.27
539560	4/15/2013	1952	Marina Angel Banks	$20.61
539561	4/15/2013	9377	Dunbar Oil and Gas, Ltd.	$149.14
539562	4/15/2013	10558	Brie-Yori Jackson McGowan	$129.54
539563	4/15/2013	9871	Duttrell LaForrest Jackson	$129.54
539564	4/15/2013	1344	Flora Jones	$60.68
539565	4/15/2013	10122	Kimberly Patrice Williams	$45.03
539566	4/15/2013	3389	Edwin E. Hitt, MD	$13.35
539567	4/15/2013	2419	Cassandra Clark	$129.54
539568	4/15/2013	12017	Carl Albert Niendorff, III	$73.55
539569	4/15/2013	4104	Katherine Rae Verhalen Maun	$2,113.54
539570	4/15/2013	9947	Kitty McGee	$13.61
539572	4/15/2013	3571	Denise Jenkins	$13.24
539573	4/15/2013	11721	Dale Williston Minerals	$69.71
539574	4/15/2013	4893	Thomas W. Sabin, Jr.	$11.20
539575	4/15/2013	9917	Sherelyn Roberts	$36.35
539576	4/15/2013	12058	MCGR Operating Company, Inc.	$255.56
539577	4/15/2013	9938	Sharon Blackshire	$27.43
539578	4/15/2013	10619	Reed/Cunningham LP	$144.27
539579	4/15/2013	12069	Concho Royalty Company, LP	$124.81
539580	4/15/2013	2536	David Dickson Corley	$132.57
539582	4/15/2013	1824	Jack Allday	$12.11
539583	4/15/2013	4270	Midland Trust	$371.88
539584	4/15/2013	11453	Youngblood, Ltd.	$495.30
539585	4/15/2013	5846	Lavert Williams	$339.60
539586	4/15/2013	12280	Cynthia Lamatt Lewis Thorns	$9.37
539587	4/15/2013	10726	Terri Williams	$58.93
539588	4/15/2013	1472	Jane D. Harvey Parker	$968.28
539589	4/15/2013	1100	John Mark Blocker	$1,095.20

539590	4/15/2013	1800	Raymond L. Akin, Jr.	$15.81
539591	4/15/2013	2549	Robert B. Cox	$7.36
539592	4/15/2013	4178	James W. McCrary	$34.01
539593	4/15/2013	4370	Carolyn E. Moore	$32.47
539594	4/15/2013	3304	Margaret FJ Harvey	$214.42
539595	4/15/2013	5806	Olivia Ambers Williams	$20.24
539596	4/15/2013	9937	Fayette Blackshire	$27.43
539597	4/15/2013	9853	James Howard Turner	$82.36
539598	4/15/2013	9936	Yolanda Blackshire	$43.76
539600	4/15/2013	2910	Charles Fisher	$41.24
539601	4/15/2013	1245	Clorette Green	$48.01
539602	4/15/2013	11429	Eva B. Washington	$44.56
539603	4/15/2013	1625	Gregory L. Wilder	$136.92
539604	4/15/2013	2289	Jean Arthur Butler	$50.86
539605	4/15/2013	4226	Jo Ann Green McKenzie	$48.01
539606	4/15/2013	1638	Johnny Ray Williams	$190.12
539607	4/15/2013	2586	La Tonya R. Culton	$50.16
539608	4/15/2013	3524	Sue Isom	$17.09
539610	4/15/2013	1651	Tina Williams Wilson	$172.98
539611	4/15/2013	1451	Annie Mosley	$201.91
539612	4/15/2013	12275	Cedric Chauncey Lewis	$9.37
539613	4/15/2013	1416	Henry McCarver	$277.48
539614	4/15/2013	1400	Melba Manning	$201.91
539615	4/15/2013	3684	Ollie M. Jordan	$45.41
539616	4/15/2013	2465	Vella M. Stevenson Collins	$10.68
539617	4/15/2013	9924	Anita Schaezler	$123.64
539619	4/15/2013	3241	Donna Porter Hanes	$94.47
539620	4/15/2013	9859	Regina Bagley Cox	$8.42
539621	4/15/2013	2998	Travis Vernon Fults	$1,502.37
539622	4/15/2013	3922	Angela Linburg	$528.73
539623	4/15/2013	3178	Francis Ann Grigsby	$15.81
539624	4/15/2013	5617	John J. Veatch, Jr.	$11.48
539625	4/15/2013	3440	Linda Carol Hooper	$40.23
539627	4/15/2013	9855	Augusta Evelyn Turner	$82.36
539628	4/15/2013	5351	Dorothy Swanson	$85.78
539629	4/15/2013	5553	Linda Kay Turner	$82.36
539631	4/15/2013	12184	Scott Alan Curtis	$50.37
539632	4/15/2013	3105	Allan Grage	$18.22
539633	4/15/2013	3106	Constance Kihneman Grage	$36.42
539634	4/15/2013	5452	John P. Thompson, Jr.	$12.38
539635	4/15/2013	11539	Logan Resources, LLC	$324.75
539636	4/15/2013	3515	Marsha Mays Innes	$27.12
539637	4/15/2013	4864	Round Hill Royalty Ltd. Part.	$28.12
539638	4/15/2013	12172	Sterling MI-RO Partners LP	$431.11
539639	4/15/2013	11206	Wayne Parks Turney	$8,979.80
539641	4/15/2013	10469	James E. Smith	$61.62
539643	4/15/2013	1297	Jerry E. Howard	$101.02
539644	4/15/2013	2424	John Payton Clark	$59.78
539645	4/15/2013	1394	Lee Manning	$201.91
539646	4/15/2013	3915	Lucile Wilson Lewis	$34.85
539647	4/15/2013	9945	Anesia McGee Freeman c/o	$85.88

539648	4/15/2013	1864	Joshua Ambers	$19.59
539650	4/15/2013	1424	Alice Guenther McLean	$134.72
539651	4/15/2013	4099	Clovis A. Mathews	$7.85
539652	4/15/2013	3925	Edgar B. Lincoln	$5,761.46
539653	4/15/2013	5126	RSD Holdings, LLC	$149.14
539654	4/15/2013	4525	Suzanne Verhalen Padgett	$841.99
539655	4/15/2013	5132	Ann Hooper Stacy	$40.23
539656	4/15/2013	5584	UR Of America LTD, Aka	$104.21
539657	4/15/2013	9438	Herbert Moore, Sr.	$77.91
539658	4/15/2013	1755	James C. Abercrombie	$235.40
539659	4/15/2013	1172	John H. Denson, Sr.	$321.61
539661	4/15/2013	2694	Queen Esther Horn Dixon	$15.10
539662	4/15/2013	5909	Floyd Wilson Jr.	$19.01
539664	4/15/2013	10118	Allison Renee Williams	$45.03
539667	4/15/2013	3657	Debra D. Jones	$25.06
539668	4/15/2013	5630	Mark Verhalen	$189.59
539669	4/15/2013	11253	Toro Energy Holdings II, LP	$52.98
539670	4/15/2013	1384	Vertice Lee Manning	$194.06
539671	4/15/2013	4995	Amber H. Shaw	$176.33
539672	4/15/2013	3130	Annette Green	$48.01
539673	4/15/2013	3068	Charles Gipson	$21.87
539675	4/15/2013	2423	Frank A. Clark, Jr.	$59.78
539676	4/15/2013	9949	Helen McGee	$13.61
539677	4/15/2013	3908	James Parnell Lester	$124.31
539678	4/15/2013	2180	Jimmie Brooks	$6.52
539680	4/15/2013	3069	Jimmie Gipson	$13.02
539681	4/15/2013	3891	David Bernard Leffall	$54.60
539682	4/15/2013	2690	Gartrell Letroy Dixon	$18.20
539683	4/15/2013	5923	Margarita Wilson	$56.23
539684	4/15/2013	9950	Curtis Dartson	$85.88
539685	4/15/2013	1020	Doris Nann Mercer Chandler &	$5,057.31
539686	4/15/2013	2854_1	EXCO Operating Company, LP	$3,966.16
539688	4/15/2013	5879	Daniel Wayne Williams	$88.13
539689	4/15/2013	4037	Jo Ann Manning Jones	$10.05
539690	4/15/2013	12115	Coronado Resources LP	$712.90
539691	4/15/2013	2901	1st Church Of Christ Scientist	$8,147.73
539692	4/15/2013	1999	Ann S Baur 7214489 (11601-01)	$31.23
539693	4/15/2013	3467	Howell Rev Trust UTA 12/8/94	$49.47
539694	4/15/2013	1015	BP America Production Company	$6,971.06
539695	4/15/2013	1252	Ellen C. Green	$164.97
539696	4/15/2013	2689	Jarvis Dixon	$32.63
539697	4/15/2013	5671	Monica Dixon Wallican	$28.60
539698	4/15/2013	2881	E. C. Fiedorek, Trustee	$51.59
539699	4/15/2013	9300	Leo Williams, Jr.	$47.59
539701	4/15/2013	3624	Jewell Fay Johnson	$21.44
539702	4/15/2013	9744	Martavious Turner Wilson	$25.33
539703	4/15/2013	1863	Neaoma Ambers	$20.24
539704	4/15/2013	1073	Apex Royalties, Inc.	$460.66
539705	4/15/2013	1136	Christine Carter	$136.92
539706	4/15/2013	1333	Mary Ann Jennings	$486.77
539707	4/15/2013	4144	McCamey Farm & Ranch, L.P..	$1,204.00

539708	4/15/2013	4954	S&C Properties	$77.21
539709	4/15/2013	5104	Southwest Petroleum Co. L.P.	$395.17
539710	4/15/2013	1042	Chevron North America	$85.72
539711	4/15/2013	9951	Kenneth McGee	$13.61
539712	4/15/2013	1205	Exxonmobil Corporation	$18,738.47
539713	4/15/2013	1528	Jacqueline Robinson	$190.12
539714	4/15/2013	11115	Jana Dawn Brewer	$22.46
539715	4/15/2013	3691	Thomas Stephens Joyner	$44.42
539716	4/15/2013	5430	Texas Inland Corporation	$13.43
539717	4/15/2013	1039	Sierra Land Services	$1,073.12
539718	4/15/2013	3314	Armenia Lester Hawkins	$61.61
539719	4/15/2013	1799	Betty Jo Ainsworth	$30.12
539720	4/15/2013	3484	Clara Hughes	$38.95
539721	4/15/2013	6039	Freda Young	$17.70
539722	4/15/2013	3904	Gladys Marie Lester	$124.32
539723	4/15/2013	1026	Hallard Green	$38.95
539724	4/15/2013	10050	Joann Lester Rice	$51.63
539725	4/15/2013	3852	Lodean Lavert	$162.21
539726	4/15/2013	4122	Renee A. McAfee	$39.40
539727	4/15/2013	3468	David C. Howe	$11.47
539728	4/15/2013	4496	Edwin S. Oden	$19.38
539729	4/15/2013	2999	Thomas H. Fuqua, Jr.	$47.29
539730	4/15/2013	9880	Wayland T. Wilson	$9.37
539731	4/15/2013	1924	Atlanta Ind. School District	$18.93
539732	4/15/2013	1923	Atlanta Nursing Homes Inc.	$13.99
539733	4/15/2013	4412	Carol Carney Nasits	$52.02
539734	4/15/2013	4716	Cloteal Reeves	$8.18
539736	4/15/2013	10239	Edith Waites	$81.96
539737	4/15/2013	4450	Gretchen Oden Nichols	$10.15
539738	4/15/2013	3245	H. Randall Hanner	$41.83
539739	4/15/2013	2347	Howard A. Carney, Jr.	$52.02
539740	4/15/2013	4452	J. Dan Nichols	$47.29
539741	4/15/2013	5677	Joseph C. Wall	$33.20
539742	4/15/2013	2760	Marion D. & Ruth F. Dupree	$30.61
539743	4/15/2013	4117	Mark D. Mays	$27.12
539744	4/15/2013	1825	Robert I. Allday	$110.48
539745	4/15/2013	1823	Sally Kennedy Allday	$110.48
539747	4/15/2013	4116	Jeff W. Mays	$27.12
539748	4/15/2013	4369	Mary M. Moore	$13.85
539749	4/15/2013	3976	Max E. Lynch Et Ux	$31.44
539750	4/15/2013	2146	Henrietta M. Braswell	$13.85
539751	4/15/2013	4645	Joreitta Lou Hosey Prator	$45.95
539752	4/15/2013	3322	Phillip Byron Hayes	$30.88
539753	4/15/2013	3099	Merlyn W. Goodman	$40.98
539754	4/15/2013	2301	Bessie Mae Hosey Byrum	$45.95
539755	4/15/2013	3974	Coy Lynch	$21.40
539756	4/15/2013	12265	Dianne Harrist Whatley	$94.50
539757	4/15/2013	10725	Donna Bryant	$21.61
539758	4/15/2013	2149	Dorothy Ann Alexander Bray	$8.09
539759	4/15/2013	3270	Grasson D. Harlow &	$45.03
539760	4/15/2013	3999	Mary Beatrice Alexander Manley	$8.09

539761	4/15/2013	5753	Owen B. Whatley	$94.50
539762	4/15/2013	4598	Sheila Jo Pierce	$46.49
539763	4/15/2013	3083	W.D. Godwin, Sr.	$7.47
539766	4/15/2013	4386	Mt. Pleasant Missionary Church	$9.71
539767	4/15/2013	4145	David Michael McCarty	$8.99
539768	4/15/2013	7825	Mose Mallory	$9.64
539769	4/15/2013	3916	Daniel Austin Lewis &	$37.74
539770	4/15/2013	3256	Kenith Leon Hanson	$31.10
539774	4/15/2013	11431	Chad Lee Cargill	$487.75
539775	4/15/2013	2676	David Lynn Deutsch	$9.89
539776	4/15/2013	2338	Dayton Lewis Cargill Trust	$643.40
539777	4/15/2013	2339	Dustin Oscar Keith Cargill Tru	$643.40
539778	4/15/2013	3157	Green Family Rev Living Trust	$40.05
539779	4/15/2013	1603	Jenny Harlan	$23,613.32
539780	4/15/2013	2336	Oscar Lee Cargill	$1,930.14
539781	4/15/2013	4040	Reginald Eugene Manning	$6.11
539782	4/15/2013	1604	Ware Development LLC	$19,425.04
539783	4/15/2013	7052	Brenda Manning Everitt	$184.31
539784	4/15/2013	1174	Charles E. Denson, Sr.	$321.61
539786	4/15/2013	1637	Charles Williams	$190.11
539787	4/15/2013	3660	Wanda D. Jones	$25.06
539788	4/15/2013	5170	Alvin Stevenson	$10.68
539789	4/15/2013	5093	Clarence Sneed	$63.37
539790	4/15/2013	2677	John Christopher Deutsch	$32.49
539791	4/15/2013	3405	Julie Deutsch Hodges Hinson	$32.49
539792	4/15/2013	3381	Patricia Lane Hill	$41.39
539793	4/15/2013	5360	Vanessa Tatum	$11.56
539794	4/15/2013	1997	Barbara Glover Baucum	$36.40
539795	4/15/2013	9982	Laurel Jeanette Kincy	$44.11
539796	4/15/2013	3076	Millard F. Glover Family Trust	$59.48
539797	4/15/2013	4113	Richard Foster Mays	$339.66
539798	4/15/2013	3570	Wilma Jenkins	$52.51
539799	4/15/2013	4871	Ann E. Rucker	$1,158.25
539800	4/15/2013	2325	Scott M. Campbell	$13.13
539801	4/15/2013	2459	Rhonda Sue Patterson Coleman	$1,440.85
539802	4/15/2013	2698	DJB Royalty Ventures LP	$65.40
539803	4/15/2013	2781	East Texas Oil & Gas Rp.	$278.53
539804	4/15/2013	3812	Lacy Properties, LTD.	$102.91
539805	4/15/2013	1464	Mike E. Nolte, Inc.	$18.72
539806	4/15/2013	5525	Triple J Investments Inc.	$200.33
539807	4/15/2013	6043	Bettie Scott Youree Park FDTN	$928.10
539808	4/15/2013	1058	Charles Alexander	$23.82
539809	4/15/2013	4655	Gene Collier Price Gs Trust	$35.28
539810	4/15/2013	4654	Jack E. Price Gs Trust	$35.29
539811	4/15/2013	1060	Patricia Alexander	$23.82
539812	4/15/2013	4633	Gene Powell	$18.73
539813	4/15/2013	2758	Nell L. Dupriest	$23.87
539815	4/15/2013	1401	Cecil Manning	$201.91
539817	4/15/2013	3665	Jerry Alan Jones	$393.72
539818	4/15/2013	4236	Maudie McNair Life Estate	$8.42
539820	4/15/2013	3940	Ruby Liston	$23.87

539822	4/15/2013	1811	Jessica Janeen Alexander	$11.09
539823	4/15/2013	5686	Elizabeth Walton	$24.11
539824	4/15/2013	4804	James E. Roberson	$53.67
539827	4/15/2013	1141	Linda Robinson Clark	$118.59
539828	4/15/2013	3900	Nettie J. Lemon	$24.11
539830	4/15/2013	5685	Roosevelt Walton, Jr.	$24.12
539833	4/15/2013	2674	Sheila Kay Deutsch	$32.49
539834	4/15/2013	3933	Jules Talmage Liston	$96.38
539835	4/15/2013	5469	Lisa Thomas	$393.72
539838	4/15/2013	2657	Brenda Deloach	$21.46
539839	4/15/2013	5747	Westco Family Ltd Partnership	$557.82
539840	4/15/2013	2644	Carolyn Shaw Davis Jeffery	$44.10
539841	4/15/2013	3814	Alfred E. Lacy Jr	$2,478.61
539842	4/15/2013	1548	Jo Ann Fults Scott	$2,965.79
539843	4/15/2013	1973	Faye Barnes	$96.46
539845	4/15/2013	4554	Robby Patterson	$85.51
539846	4/15/2013	2498	Tonya R. Cook	$25.06
539847	4/15/2013	1460	John Henry Newton	$12.64
539848	4/15/2013	4321	Brenda Hayner Moon	$9,014.43
539849	4/15/2013	5668	Tommy D. Walker	$95.90
539850	4/15/2013	4821	Anglia Flamer Robinson	$9.68
539851	4/15/2013	5784	Carrie Swann Key Wicker	$469.22
539852	4/15/2013	3736	Hobart Rutherford Key	$214.24
539853	4/15/2013	1347	Key Family Marital Deduction	$268.41
539854	4/15/2013	6016	Walta Robin Wynne	$542.92
539855	4/15/2013	4498	Oil Field Girls, Ltd.	$1,251.62
539856	4/15/2013	1164	James Brandon Cullum	$4,917.30
539857	4/15/2013	4849	Judy Ann Hailey Roppolo	$19.86
539858	4/15/2013	9496	Maurice Rudd	$5.05
539861	4/15/2013	1553	Emmett Shankle, Jr.	$23.82
539862	4/15/2013	3338	Marcia Lynn Helms	$700.75
539863	4/15/2013	2323	Robert Myron Campbell	$13.13
539864	4/15/2013	10724	f/b/o Clarence N. Schwab	$21,502.51
539865	4/15/2013	2326	Gregg Samuel Campbell	$13.13
539866	4/15/2013	2460	Ronnie Cole	$2,289.46
539867	4/15/2013	3158	Albert Green	$21.25
539868	4/15/2013	10559_1	Alger Hyatt	$90.42
539869	4/15/2013	11822	Alice Marie Manning Coats	$19.54
539870	4/15/2013	6017	Amanda Jane Hall Wynn	$17.93
539871	4/15/2013	5400	Anderson-Taylor Family	$3,047.68
539872	4/15/2013	5006	Annie Mae Green Sheppard	$115.89
539873	4/15/2013	1212	Annie R. Lane Fisher	$118.59
539874	4/15/2013	4986	Archie Ray Shaw	$45.39
539875	4/15/2013	1388	Asleener Manning	$9.07
539876	4/15/2013	11427	Autrey Griggs Jr, Patsy Cox	$29.08
539877	4/15/2013	2324	Barbara Ann Campbell	$9.88
539878	4/15/2013	1106	Barbara B. and Byron B. Booth	$4,566.03
539879	4/15/2013	9269	Benjamin D. Agnor	$181.03
539880	4/15/2013	1562	Beverly James Smith	$84.18
539881	4/15/2013	9320	Carolyn Else-Perkins	$40.39
539882	4/15/2013	5791	Charles H. Williams	$9.40

539884	4/15/2013	2462	Clifford Cole, Jr.	$109.06
539885	4/15/2013	3572	Clifford Jenkins	$52.51
539887	4/15/2013	1399	Darrell Manning	$201.91
539888	4/15/2013	11345	Debbie Marks	$15.42
539889	4/15/2013	2692	Diane Dixon	$13.48
539890	4/15/2013	10560_1	Donald Hyatt	$90.42
539891	4/15/2013	1839	Donald Ray Allen	$18.88
539892	4/15/2013	1516	Donnie Ray Richardson	$9.69
539893	4/15/2013	4228	Dwayne McLane	$43.73
539894	4/15/2013	1533	Dylan Roth	$41.32
539896	4/15/2013	1832	Edward Arnold Allen	$18.88
539897	4/15/2013	10528	Ella Marie Marshall	$84.30
539898	4/15/2013	1298	Elmer Howard, Jr.	$101.02
539900	4/15/2013	9355	Eva Beasley	$6.12
539901	4/15/2013	1163	Francis Paul Cullum	$4,382.28
539902	4/15/2013	5922	Frank E. Wilson	$19.31
539903	4/15/2013	2561	Frankie Crawford	$107.20
539904	4/15/2013	3611	Glenn Leray Johnson	$20.31
539905	4/15/2013	1446	Hearese Moore	$47.54
539906	4/15/2013	1398	Horace Manning	$201.91
539907	4/15/2013	9317	Jacqueline Y. Edmond	$40.39
539908	4/15/2013	11868	Jade A. Washington	$14.76
539909	4/15/2013	11869	Jalan Jamon Washington	$14.76
539910	4/15/2013	4044	James E. Manning	$194.06
539912	4/15/2013	11866	Jason D. Washington	$14.76
539913	4/15/2013	5021	Jennie Mae Shiner	$56.23
539914	4/15/2013	5192	Jennifer Strong	$12.79
539915	4/15/2013	3164	Joclyn Green	$47.11
539916	4/15/2013	5531	Joel Truelove	$1,194.76
539917	4/15/2013	9273	Jose O. Perez and wife,	$27.85
539918	4/15/2013	1933	Judy Bailey	$49.46
539920	4/15/2013	3664	June Jones	$393.72
539921	4/15/2013	11865	Justin James Washington	$14.76
539922	4/15/2013	3832	Kresha Collier Lane	$56.60
539923	4/15/2013	1586	La Joie Thomas	$32.29
539924	4/15/2013	11344	LaRhonda Marks	$29.52
539925	4/15/2013	1187	Laura B. Dunham	$14.13
539926	4/15/2013	1515	Littie Mae Manning Richardson	$157.25
539927	4/15/2013	1447	Lizzie Lefall Moore	$987.62
539928	4/15/2013	5388	Louis Taylor	$11.09
539929	4/15/2013	1657	Marie Howard Woodrow	$101.02
539930	4/15/2013	1639	Mary W. Williams	$57.95
539931	4/15/2013	12399	Mecheryl Calvin	$25.82
539932	4/15/2013	2635	Nannette Green Davis	$59.98
539934	4/15/2013	9315	Noamia Davis	$40.39
539935	4/15/2013	1078	Oretha Howard Bailey	$101.02
539936	4/15/2013	5389	Pamela Taylor James	$37.15
539937	4/15/2013	12396	Patrick Robertson	$6.45
539938	4/15/2013	2463	Pearlie H. Cole	$345.31
539939	4/15/2013	9298	Pinebough Properties, LTD.	$113.12
539940	4/15/2013	1343	Riddie Jones	$47.54

539941	4/15/2013	9314	Rita Butler	$40.39
539942	4/15/2013	1517	Roy Hall Richardson	$9.69
539943	4/15/2013	5918	Ruby J. Wilson	$35.00
539944	4/15/2013	2397	Sylvia McKay Chastain	$271.46
539945	4/15/2013	11426	Thomas Earl Wilson, Patsy Cox	$41.42
539946	4/15/2013	2517	Troy Cooper	$38.58
539949	4/15/2013	1663	Wanda A. Young	$231.36
539950	4/15/2013	12421	William F. Michaels, Indvly&as	$1,445.92
539952	4/15/2013	1583	Willie Kelly Taylor	$47.54
539953	4/15/2013	3165	Wilma Green	$21.25
539954	4/15/2013	3149	Winfred Green Jr.	$33.47
539955	4/15/2013	10545	Sarah Jean Harper	$94.66
539956	4/15/2013	2801	Geraldine Elizabeth Eldridge	$5.67
539957	4/15/2013	5912	Myron Wilson	$7.76
539958	4/15/2013	5390	Chadwick Taylor	$19.90
539960	4/15/2013	2508	Henry L. Cooper	$438.41
539961	4/15/2013	2521	Reginald Cooper	$28.24
539962	4/15/2013	5190	Violet Strange	$22.29
539963	4/15/2013	10077	John Henry Mitchell	$172.83
539964	4/15/2013	4438	Anesya H. Newton	$2,168.34
539965	4/15/2013	3160	Arlusta Green Jr.	$40.25
539966	4/15/2013	1254	Barton Bailey Greer	$238.02
539967	4/15/2013	3211	Betty Hain	$642.45
539968	4/15/2013	1214	Brenda Greer Foster	$746.72
539969	4/15/2013	10577	Chazneca Simington	$50.84
539970	4/15/2013	1613	Clara Lentz Westmoreland	$1,056.24
539971	4/15/2013	11183	Clay S. Carlile	$83.21
539972	4/15/2013	1491	Cynthia Smith Pruitt Rev. Tr.	$19.86
539973	4/15/2013	1610	Darius Weatherford	$33.15
539974	4/15/2013	1221	Darrel Glen Freeman	$112.51
539975	4/15/2013	9821	Dunver Limited Partnership	$2,166.45
539976	4/15/2013	11165	Effie Jackson	$35.38
539977	4/15/2013	5056	Ernest F. Smith Test. Trust	$501.53
539978	4/15/2013	10926	Franklin Jones Family	$1,914.67
539979	4/15/2013	1086	Gail E. Freeman Bartholomew	$112.59
539980	4/15/2013	1171	George P. Denson	$321.61
539981	4/15/2013	11162	Helen Cooks	$35.38
539982	4/15/2013	1608	James Lee Waskom, Jr.	$321.05
539983	4/15/2013	10578	Jasmine Simington	$50.84
539984	4/15/2013	10927	Jerene Jones Winocour	$271.14
539985	4/15/2013	1585	Jerrell E. Terry	$420.88
539986	4/15/2013	1253	Joe Alton 'Jay' Greer	$238.02
539987	4/15/2013	2033	Johnnie Marie Eila Benson	$1,256.50
539988	4/15/2013	1335	Joyce Jeter	$772.86
539989	4/15/2013	1329	Karen Ann Elwood Jeans	$163.34
539990	4/15/2013	4185	Kathy Lynne Elwood McDaniel	$163.34
539991	4/15/2013	3866	LCC Trust	$83.21
539992	4/15/2013	10579	Le'Andrea Simington	$50.84
539993	4/15/2013	1591	Lenzo Tucker	$23.82
539994	4/15/2013	1272	Lola Annette Harrison	$2,141.61
539995	4/15/2013	4520	Marjorie Dale Owen	$1,853.00

539996	4/15/2013	3331	Mary Virginia Haynes	$642.45
539997	4/15/2013	9230	Michael E. Warwick	$21.99
539998	4/15/2013	1222	Michael Lynn Freeman	$112.51
539999	4/15/2013	2050	Nancy Franklyn Beyer Trust,	$545.36
540000	4/15/2013	11163	Opal Hooper	$35.38
540001	4/15/2013	1230	Pattye Greer Garza	$746.72
540002	4/15/2013	1557	Peggy Jane Shows	$438.68
540003	4/15/2013	5623	Raymond P. Verhalen, III	$1,083.22
540004	4/15/2013	1848	Robert C. Allen	$36.87
540005	4/15/2013	3169	Roger Wayne Greer, Jr.	$238.02
540006	4/15/2013	1223	Ronald Dean Freeman	$112.51
540007	4/15/2013	2241	Royce Hargrove Brown	$1,215.22
540008	4/15/2013	1358	Samuel Ray Lavender	$664.03
540009	4/15/2013	1140	Shirley Waskom Childs	$326.63
540010	4/15/2013	1607	Tommy Lee Waskom	$321.05
540011	4/15/2013	5694	W & A Properties, Inc.	$182.60
540012	4/15/2013	4527	W. F. Palmer	$385.83
540013	4/15/2013	12389	Wesley L. Smith, Jr.	$5,259.26
540015	4/15/2013	9309	Patrick Barker	$663.22
540016	4/15/2013	3902	Trust U/W/O Sallie Mcgee Lentz	$2,112.47
540017	4/15/2013	3829	Claud Pope Lane	$14.39
540018	4/15/2013	1115	Frank T. Bruce	$535.22
540019	4/15/2013	5732	Susanna Key Weiser	$428.48
540020	4/15/2013	5051	Elizabeth Key Smith	$428.48
540021	4/15/2013	1080	Francis S. Baldwin Sr. Family	$21,807.10
540022	4/15/2013	4137	J. W. McCarty	$70.83
540023	4/15/2013	3482	William M. Huffman	$1,643.37
540024	4/15/2013	1116	Andrew J. Brune	$1,472.53
540026	4/15/2013	1243	Anita L. Green	$48.01
540027	4/15/2013	3031	Annette Garland	$52.51
540029	4/15/2013	3146	Anthony Green	$48.01
540030	4/15/2013	9954	Barry Tucker	$16.31
540031	4/15/2013	12394	Betty Jean Daniels	$54.35
540033	4/15/2013	4979	Cecil Shaw	$31.82
540034	4/15/2013	2150	Clarice Brazile	$9.40
540035	4/15/2013	3540	Cynthia K. Jackson	$21.25
540036	4/15/2013	9297	D. H. Snyder, IV	$85.19
540037	4/15/2013	3633	Deborah Shaw Johnson	$172.12
540038	4/15/2013	2531	Dennie Cooper	$18.49
540039	4/15/2013	11121	Dixie Smith Odom	$67.37
540040	4/15/2013	9229	Donna Shell	$21.99
540042	4/15/2013	3297	Elaine Woodley Harris	$7,731.13
540043	4/15/2013	8456	Emma Louvenia Mallory Reese	$10.14
540044	4/15/2013	10973	Erin Gulk	$7.44
540045	4/15/2013	4082	Ernest Marshall, Trustee	$13.20
540046	4/15/2013	7015	Fay Levon Else	$305.68
540047	4/15/2013	4079	Georgia Sealey Dcsd, U/W, for	$13.20
540048	4/15/2013	1507	Glenda Ann Richardson Reed	$9.69
540049	4/15/2013	9959	Gregory Tucker	$16.31
540050	4/15/2013	9955	Gwenita Tucker	$16.31
540051	4/15/2013	3184	Harold Lynn Grigsby	$40.05
540052	4/15/2013	1773	Helen Elaine Adair	$11.63
540053	4/15/2013	9372	Hester Marie Lucas Miller	$8.16
540054	4/15/2013	1633	Homer T. Williams	$190.11
540055	4/15/2013	9384	Horace Taylor, Jr. &	$8.80
540056	4/15/2013	1652	J. B. Wilson	$298.00
540057	4/15/2013	1031	J. D. Manning	$225.28
540058	4/15/2013	1091	Jacob C. Bell Jr	$12,542.31
540059	4/15/2013	1018	James Harold Cadenhead	$178.59
540060	4/15/2013	6978	James T. Easter & Mickey	$24.85
540061	4/15/2013	5741	Jeanie H. Westmoreland	$1,769.50
540062	4/15/2013	4157	Jeremy L. McCarty	$13.19
540063	4/15/2013	1072	Jessie Anderson	$184.31
540064	4/15/2013	5074	Jewel Delois Smith	$18.88
540065	4/15/2013	9275	Jimmy Allman & wife,	$163.43
540067	4/15/2013	4618	Joe And Robin Pollani	$575.48
540068	4/15/2013	9278	Joe Black III	$102.05
540069	4/15/2013	2409	Joe William Cisco, Sr. And	$24.33
540070	4/15/2013	1682	John Campbell	$10,112.45
540071	4/15/2013	5508	John Todaro And	$393.64
540072	4/15/2013	6019	Josephine Williams Yancy	$56.23
540073	4/15/2013	1462	Joyce Newton	$47.64
540074	4/15/2013	1985	Kim Karen Baskett	$14,539.46
540075	4/15/2013	1841	Leslie Allen	$18.88
540076	4/15/2013	4529	Linda Rebecca Hall Palmer	$34.36
540077	4/15/2013	1188	Mark Dunham	$17.68
540078	4/15/2013	5697	Martha Sue Ellis Ware	$13.62
540079	4/15/2013	1842	Meredith Allen	$18.88
540080	4/15/2013	4156	Michael L. McCarty	$17.21
540081	4/15/2013	3438	O.J. Holt, Jr. And Diane Holt	$7,962.88
540082	4/15/2013	12054	Patsy Truehitt	$10.00
540083	4/15/2013	1148	Penny Star Cox	$16.60
540084	4/15/2013	4621	Richard Porter, Jr.	$94.47
540085	4/15/2013	5917	Robert E. Wilson	$11.36
540086	4/15/2013	5790	Robert L. Williams	$9.40
540087	4/15/2013	1133	Sarah Wells Calvert	$643.60
540088	4/15/2013	1950	Sherry L. Ford Bankston	$30.65
540090	4/15/2013	12053	Sue Harber	$9.92
540092	4/15/2013	11342	Timothy McCoy	$29.52
540093	4/15/2013	12052	Travis E. Holder	$10.06
540094	4/15/2013	12398	Travis L. Robertson	$506.02
540095	4/15/2013	10721	Vinetta Allen	$40.42
540097	4/15/2013	5374	Willie J. Taylor	$47.53
540098	4/15/2013	4773	Willie Richardson	$9.69
540099	4/15/2013	4774	Willie Richardson And	$108.22
540100	4/15/2013	1292	Winnie Ruth Houston	$16.60
540101	4/15/2013	1033	Rodney McLane	$42.08
540102	4/15/2013	5799	Frankie Mae Williams	$118.48
540103	4/15/2013	3150	Brittany Green	$29.28
540104	4/15/2013	3151	Stephanie Green	$19.80
540105	4/15/2013	4976	Jerolene Shaw	$63.63
540106	4/15/2013	2348	Sylvia Carrell	$657.62
540108	4/15/2013	4133	T. Doris McCarty, Indep Exectr	$25.60
540109	4/15/2013	10515	Charline Thompson	$273.84
540110	4/15/2013	5620	John B. Verhalen	$1,158.25
540111	4/15/2013	5621	Betty Verhalen	$4,731.80
540112	4/15/2013	2143	Charles Marion Bradshaw III	$700.76
540113	4/15/2013	1079	E. Baker & Associates	$66.23
540114	4/15/2013	3675	George H. Jones	$48.03
540115	4/15/2013	12244	Haywood W. Moseley, IV	$82.74
540116	4/15/2013	1599	Juanita (Happy) Wadlington	$16.60
540117	4/15/2013	1257	Lekita Haggerty	$38.95
540118	4/15/2013	1279	Lois Helmig	$5,792.21
540119	4/15/2013	1459	New Hope Baptist Church	$48.26
540120	4/15/2013	1661	Robert L. Yates And	$3,899.91
540121	4/15/2013	6420	Robert Sims Blackburn and	$23.68
540122	4/15/2013	3676	Scott H. Jones and	$22.33
540123	4/15/2013	2591	Dallas District Church	$904.68
540124	4/15/2013	5618	Agnes M. Verhalen	$2,964.64
540125	4/15/2013	3162	Henry Green	$40.25
540126	4/15/2013	1403	Carl Marks	$194.15
540127	4/15/2013	3912	Charles R. Lester And	$213.65
540128	4/15/2013	9274	Dora K. McCarty	$85.95
540129	4/15/2013	4873	J. B. Rudd Estate Sara P. Rudd	$8,617.32
540130	4/15/2013	4063	John Wesley Manning, Jr.	$153.85
540131	4/15/2013	3104	John Y. Graff &	$31.90
540132	4/15/2013	1198	Maria Eubanks-Davidson	$34.62
540133	4/15/2013	1658	Randall P. Woodruff	$57.84
540135	4/15/2013	1530	Rock Springs Cemetery	$13.53
540136	4/15/2013	4875	Bill Rudd, Inc. DBA	$8,617.32
540137	4/15/2013	5729	Tommy Weems	$43.47
540138	4/15/2013	1030	Willie Charles Manning	$237.18
540139	4/15/2013	4069	Jean Hailey Maranto	$19.86
540140	4/15/2013	4951	Eleanor Taylor Scott	$536.47
540141	4/15/2013	5539	Etheldra A. Turner	$83.40
540142	4/15/2013	1580	Fleshia Taylor	$26.02
540143	4/15/2013	2717	James C Dowdy Jr Revocable Liv	$9.53
540144	4/15/2013	3788	Jan C. Knowles	$41.83
540145	4/15/2013	9321	Dan Niendorff	$47.86
540146	4/15/2013	10530	Edward Brawner	$326.04
540147	4/15/2013	4453	David F. Nichols	$42.13
540148	4/15/2013	1769	Frieda Sussdorf Adair	$4,711.87
540149	4/15/2013	10526	Robert and Margie Rather Trust	$1,031.55
540150	4/15/2013	1768	Favian M. Adair, Jr.	$271.15
540152	4/15/2013	4110	Dixie L. Hester	$13.48
540153	4/15/2013	2894	James Edward Finley, Sr.	$183.22
540154	4/15/2013	2996	Judy Rae Fults	$1,502.37
540156	4/15/2013	4424	Michael H. Neufeld	$8.80
540157	4/15/2013	3897	Legacy Royalties LTD	$19.53
540158	4/15/2013	5198	W. L. Sudderth	$9.98
540160	4/15/2013	2869_1	Faulconer 2004 Ltd. Ptnrship	$636.22
540161	4/15/2013	9514	LOMOCO, Inc.	$59.78
540162	4/15/2013	4159	MCCH, L.L.C.	$13,437.00
540163	4/15/2013	1771	Thomas Melvin Adair	$785.30
540164	4/15/2013	2866	Faulconer Energy L.P.	$1,129.13
540166	4/15/2013	3232	F. Darrell Hamilton	$64.69
540167	4/15/2013	9485	Julie A. Ellison	$90.53
540168	4/15/2013	1801	Faye Akin	$6.65
540169	4/15/2013	3841	Bobby Joe Lantrip	$17.17
540173	4/15/2013	2950	Harold D. Ford	$30.31
540174	4/15/2013	11119	Henry E. Norman, III	$22.46
540175	4/15/2013	4962	Leta Jo Senn	$163.21
540176	4/15/2013	1772	Lallance A. Adair Residuary TR	$6,282.45
540178	4/15/2013	3316	Donald W. Hawkins	$7.49
540179	4/15/2013	3483	James D. Huff	$7.49
540180	4/15/2013	2862	James Robert Faucett	$5.67
540181	4/15/2013	3166	Doris Green	$21.25
540182	4/15/2013	3112	Mary Elizabeth Graves	$183.22
540183	4/15/2013	2095	Susan Blanchard	$183.22
540184	4/15/2013	3265	Florence Rose Hardy	$183.22
540185	4/15/2013	2221	Jon S. Brown	$6.17
540186	4/15/2013	4061	Dianne Mann	$660.37
540187	4/15/2013	1650	James Leon Williams	$40.56
540188	4/15/2013	2997	Farrah Elise Fults Dolbey	$1,502.37
540191	4/15/2013	11616	Angelia Cordova	$49.11
540192	4/15/2013	3321	Kenneth D. Hayes	$30.88
540193	4/15/2013	4626	Donald Q. And Mary Jo Powell	$21.67
540194	4/15/2013	4628	Donald Q. Powell	$306.04
540195	4/15/2013	11615	Deborah H. Ruckman	$49.14
540196	4/15/2013	2926	E. H. Florence	$41.12
540197	4/15/2013	4439	Mertice Marie Newton, A Widow	$32.04
540198	4/15/2013	11125	Thomas H. Gose	$289.77
540199	4/15/2013	5502	Sharon W. Timmons	$321.77
540200	4/15/2013	2052	Big Sky Mineral Trust	$82.38
540202	4/15/2013	2562	Dolph Crawley	$230.35
540203	4/15/2013	2079	Donna Black	$660.37
540204	4/15/2013	9277	Jon C. Black	$102.05
540206	4/15/2013	4441	James N. Newton Sr.	$17.02
540207	4/15/2013	2107_1	Sandra Blake Bodenhamer	$34.36
540209	4/15/2013	2526	Kendall Cooper	$18.49
540210	4/15/2013	2972	Margaret Francis	$50.16
540211	4/15/2013	1484	Barbara Jenkins Pilot	$164.97
540212	4/15/2013	11489	Sheri Hataway	$18.20
540213	4/15/2013	4639	Nancy Powers	$658.84
540214	4/15/2013	4614	Martrae L. Poindexter	$61.61
540215	4/15/2013	5675	Irvin Earnest Wall	$40.38
540216	4/15/2013	9889	Albert Earl Thomas	$24.66
540217	4/15/2013	11046	Black Mountain Royalty	$34.48
540218	4/15/2013	1549	Lena Mae Manning Scott	$213.49
540219	4/15/2013	1377	Peggie Nell Manning	$213.49
540220	4/15/2013	2641	Coletta Lester Davis	$61.61
540223	4/15/2013	5872	Erma C. Williams	$1,068.00
540225	4/15/2013	1495	Ruby Nell Manning Raven	$213.49
540226	4/15/2013	1928	Sonia Williams Babers	$204.93
540227	4/15/2013	11652	Brenda Howard	$36.84
540228	4/15/2013	12311	Brenda J. Veasley	$101.02
540229	4/15/2013	5766	Dora Mae Whitley	$301.01
540230	4/15/2013	5073	Dorothy L. Smith	$9.40
540231	4/15/2013	9846	General Abdur Rahim	$87.99
540232	4/15/2013	1236	Janice Gipson	$213.49
540234	4/15/2013	11653	John Holloway	$36.88
540235	4/15/2013	2431	Laveorn Clement	$9.40
540236	4/15/2013	11657	Melvin D. Holloway	$36.88
540237	4/15/2013	1835	Les Bernard Allen	$18.88
540238	4/15/2013	11352	Lois Jean Hirsch Luskey	$154.79
540239	4/15/2013	1523	Bobbie Ellen Wood Roberts	$19.86
540240	4/15/2013	10460	Christopher Lance Walters	$421.00
540241	4/15/2013	9773	Johnny Ray Williams	$25.62
540243	4/15/2013	2636	Bonita Ann Davis	$18.88
540244	4/15/2013	3557	Frederick James	$42.08
540245	4/15/2013	5895	Gloria Black Williams	$18.88
540247	4/15/2013	1843	Michael Allen	$15.91
540248	4/15/2013	1044	Thelma Lois Veasley	$101.02
540249	4/15/2013	1045	Velma White	$101.02
540251	4/15/2013	1402	Tabrina Manning	$102.92
540252	4/15/2013	1569	Tracy Snyder	$9,985.34
540253	4/15/2013	1837	Willie Clarence Allen	$18.88
540254	4/15/2013	1902	Charles Applewhite	$64.76
540255	4/15/2013	4720	Ella V. Reeves	$91.09
540256	4/15/2013	4719	Ervin Wesley Reeves	$91.09
540257	4/15/2013	1609	Faye Denson Watson	$321.61
540259	4/15/2013	9887	Gregory B. Smith	$57.32
540261	4/15/2013	5894	J. B. Williams	$9.40
540262	4/15/2013	9866	Janice Walker	$150.50
540263	4/15/2013	5885	Lorenzo Williams	$9.40
540265	4/15/2013	9893	Martha Lynn Thomas	$57.32
540266	4/15/2013	1285	Mary Marks Holiday	$84.18
540267	4/15/2013	7790	Mildred Loot	$817.77
540268	4/15/2013	1592	Ray A. Tucker	$23.82
540270	4/15/2013	11650	Verna Williams	$36.84
540271	4/15/2013	10128	Lola McGee	$85.88
540272	4/15/2013	4108	Esther R. Mayberry	$87.15
540273	4/15/2013	4032	Cedric Manning	$6.84
540275	4/15/2013	3182	Martha Deupree Grigsby	$6.29
540276	4/15/2013	6155	William Adams	$305.96
540278	4/15/2013	3478	Mary Frances Hudson	$7.21
540280	4/15/2013	1834	Gil Whitney Allen	$18.88
540282	4/15/2013	1629	Albert James Williams	$263.24
540283	4/15/2013	1605	Evelyn Warren	$393.35
540284	4/15/2013	1840	Nina Allen	$15.91
540285	4/15/2013	1833	Rex Nathan Allen	$18.88
540286	4/15/2013	1302	Sherilyn Howard	$42.08
540287	4/15/2013	11769	Cobra Petroleum Company, L.P.	$29.36
540288	4/15/2013	5072	Andrette Smith	$18.88
540289	4/15/2013	11656	Pamela Smith	$36.89
540290	4/15/2013	1376	Agious Manning III	$213.49
540291	4/15/2013	9387	Brenda Jackson Lampkins	$6.05
540293	4/15/2013	2587	Marion L. Culton, Jr.	$129.54
540294	4/15/2013	4062	Patrick Manning,III	$102.92
540295	4/15/2013	2267	Janis Burkett	$50.89
540296	4/15/2013	2082	Jonathan James Blair	$9.90
540297	4/15/2013	5105	Southwestern University	$6.20
540298	4/15/2013	5845	Harold Williams	$339.61
540299	4/15/2013	4458	Gretchen Niendorff	$45.26
540300	4/15/2013	1836	Mark Allen	$18.88
540301	4/15/2013	10618	Yancey/Cunningham Family, LP	$144.27
540302	4/15/2013	9299	Jack G. Snyder	$31.68
540303	4/15/2013	2330	Nellie May Gohlke Trust	$49.72
540304	4/15/2013	1028	Ralph O. Harvey, III	$968.41
540305	4/15/2013	11123	The Gose Family Trust	$2,046.30
540306	4/15/2013	1274	Eugene B. Harvey Jr.	$968.42
540307	4/15/2013	3947	L-K-E Investments	$10.80
540308	4/15/2013	1273	Dale Lawrence Harvey	$968.28
540309	4/15/2013	1192	Eagle Oil & Gas Co.	$442.54
540310	4/15/2013	1622	Glen Lee Williams	$45.65
540311	4/15/2013	9875	Quenion Thomas	$75.25
540312	4/15/2013	4579	Amanda Petties	$18.88
540313	4/15/2013	11494	Randee B. Johnson	$144.45
540314	4/15/2013	11649	Carolyn Barker	$15.81
540315	4/15/2013	3302	Benigene Hart	$230.35
540316	4/15/2013	3179	Harvey Griggs	$16.47
540317	4/15/2013	11648	Betty Watson	$15.81
540318	4/15/2013	11647	Nancy Glover	$15.81
540319	4/15/2013	3180	Joseph Griggs	$27.50
540320	4/15/2013	11354	Sara Jo Englander	$232.19
540322	4/15/2013	9548_1	BG US Production Company, LLC	$3,966.16
540323	4/15/2013	11871_1	Black Stone Minerals Co., LP	$513.75
540324	4/15/2013	4447	NFR East Texas Basin LLC	$23.06
540325	4/15/2013	10522	Francis P. Hadlock III, Dcsd.	$167.74
540326	4/15/2013	5636	Victory Exploration, LLC	$257.46
540327	4/15/2013	11617	Ronald Hester	$49.13
540328	4/15/2013	1299	Vernetta Howard	$33.15
540329	4/15/2013	1294	E. Jessie Howard	$84.18
540330	4/15/2013	3309	Richard Allen Hatcher	$254.82
540331	4/15/2013	4026	Wesley J. Manning	$237.18
540332	4/15/2013	2093	Myron G. Blalock, Jr. Fam Tr.	$17.45
540334	4/15/2013	5727	Haley Webster	$8.48
540335	4/15/2013	9827	Malcolm G. Baker	$123.38
540336	4/15/2013	4605	Pittsburgh Corporation Inc.	$47,531.48
540337	4/15/2013	9998	Doristine Milligan	$83.21
540339	4/15/2013	2367	Vernon G. Calvin Jr.	$66.98
540340	4/15/2013	2814	Violet Cooks Ellis	$53.93
540341	4/15/2013	5874	Jeffery Williams	$37.74
540343	4/15/2013	10509	William P. Finley	$147.36
540344	4/15/2013	2895	William Parks Finley, Sr.	$69.99
540345	4/15/2013	3813	A.K. Lacy	$2,478.62
540346	4/15/2013	3466	Troy Howard	$33.15
540347	4/15/2013	5819	Jimmie Williams	$81.39
540348	4/15/2013	3683	Barbara Lester Jordan	$124.32
540349	4/15/2013	3833	Ernest Lane	$56.60
540350	4/15/2013	1636	Albert Williams	$190.12
540351	4/15/2013	2505	Arthur Cooks	$29.95
540352	4/15/2013	2504	Bobby Joe Cooks, Jr.	$53.93
540353	4/15/2013	2915	Irvin Flanagan	$29.01
540354	4/15/2013	2503	James Cooks	$53.93
540355	4/15/2013	2502	Otis Cooks	$53.93
540356	4/15/2013	4595	Vondia Cooks Pickney	$53.93
540357	4/15/2013	3871	Sandra Renee Johnson Lederman	$20.31
540358	4/15/2013	11848	Royalty Interest Prtrshp LP	$13.34
540359	4/15/2013	4074	Myron B. Marks	$1,217.00
540360	4/15/2013	4075	Ralph Marks	$1,217.00
540361	4/15/2013	4373	Estate Of Lavondro K. Morrison	$6,574.31
540362	4/15/2013	5780	Marilyn Jo White	$18.88
540363	4/15/2013	3545	Jerline Jacobs	$73.70
540364	4/15/2013	12243	Kristin V. Moseley	$82.74
540366	4/15/2013	1395	Haward Manning, Jr.	$201.91
540367	4/15/2013	2949	George D. Ford Jr.	$30.32
540368	4/15/2013	3913	Jo Lynn Lewis	$42.31
540369	4/15/2013	9874	Avery Thomas	$75.25
540370	4/15/2013	1300	James Howard	$21.05
540371	4/15/2013	5439	J. G. & Charlotte C. Thomas	$153.56
540372	4/15/2013	5684	Henry L. Walters, Jr.	$7.21
540373	4/15/2013	4660	Patricia Willams Pullins	$31.45
540375	4/15/2013	4472_1	Nortex Corporation	$6,950.09
540376	4/15/2013	2487_1	ConocoPhillips Company	$451.99
540377	4/15/2013	5591	Robert D. Valerius	$24.62
540378	4/15/2013	3590	Georgia Sanders Johnson	$214.42
540379	4/15/2013	4578	Petrojarl Inc.	$112.64
540380	4/15/2013	5644	Nancy Walters Vogt	$7.21
540382	4/15/2013	3063	Ann Gilliam	$49.47
540383	4/15/2013	3699	Robert T. Kalmbach	$28.59
540384	4/15/2013	5437	James Stewart Thigpen	$1,920.49
540386	4/15/2013	9905	Larry Rudd, Jr. TDCJ#1610069	$12.71
540387	4/15/2013	11645	Mitchell Dreyer	$76.78
540389	4/15/2013	5514	Susan Agnes Toye	$163.21
540390	4/15/2013	3470	John A. Howe	$11.47
540392	4/15/2013	5619	Stephen G. Verhalen, Jr.	$1,158.34
540394	4/15/2013	11356	Michael W. Hirsch	$77.40
540395	4/15/2013	9964	Preston Exploration	$64.98
540397	4/15/2013	4158	Spring McCarty	$14.88
540398	4/15/2013	9614	Alton Leroy Richardson	$620.31
540399	4/15/2013	12151	Shadwell Resources, LLC	$1,466.47
540400	4/15/2013	9958	Carlotta Tucker Grice	$16.31
540401	4/15/2013	5793	Kenneth Williams	$31.45
540402	4/15/2013	12241	Robert B. Moseley	$82.74
540404	4/15/2013	12360	Stacy Ann Glasscock	$350.39
540405	4/15/2013	11644	Michael Dreyer	$76.78
540407	4/15/2013	9868	Joetta Mayon Staggers	$301.01
540408	4/15/2013	2634	Michael Davis	$339.61
540409	4/15/2013	11286	Myrtle Williams	$81.40
540410	4/15/2013	5875	Kenneth Ray Williams	$12.00
540411	4/15/2013	9842	Elizabeth Fillmore	$75.25
540412	4/15/2013	3075	Keila Glenn	$31.45
540415	4/15/2013	4298	Alfred Cameron Mitchell	$225.73
540416	4/15/2013	5873	Eddie Williams	$73.70
540417	4/15/2013	5464	Jeanne Williams Thompkins	$31.45
540418	4/15/2013	4378	Nancy Nichols Morris	$32.89
540419	4/15/2013	4451	Rosalie Nichols	$43.24
540421	4/15/2013	3537	Anita Elaine Jackson	$32.49
540423	4/15/2013	11643	Amy Dreyer Blake	$76.78
540424	4/15/2013	1032	Edward Manning	$201.91
540425	4/15/2013	5590	Michael M. Valerius	$14.24
540426	4/15/2013	10935	Dorothy Nell Taylor	$85.78
540427	4/15/2013	3085	Betty Mcleod Goff Life Estate	$8.80
540428	4/15/2013	4231	Ernest H. McLeod, Jr.	$8.80
540429	4/15/2013	2576	Dorothy Odara Crow	$7.39
540430	4/15/2013	5083	Larue M. Smith	$60.31
540431	4/15/2013	1211	First National Company	$66.86
540432	4/15/2013	2343	Elof G. Carlson, Trust	$82.28
540433	4/15/2013	12395	Candace Robinson	$506.01
540434	4/15/2013	5081	Hazel L. Smith	$5.80
540435	4/15/2013	2483	Mary Martha McCoy	$42.31
540436	4/15/2013	1471	Cathy Cornelius Gaas	$8,722.84
540437	4/15/2013	4721	Annelle Glynn Reinberg	$7.56
540438	4/15/2013	4396	Eugenia M. Murray	$42.31
540439	4/15/2013	6040	Harriet Taylor Youngblood	$2,872.44
540440	4/15/2013	12397	Christopher L. Jones	$6.45
540442	4/15/2013	12361	Michael Eugene O'Brien	$350.39
540443	4/15/2013	1590	Travis Park United Methodist	$843.16
540444	4/15/2013	2406	Choctaw Energy Ltd.	$323.91
540445	4/15/2013	12271	Edward Duard Wells	$123.62
540446	4/15/2013	1547	Leslie Crawley Schoenfeld	$453.36
540447	4/15/2013	4923	Thomas Alan Schaezler	$52.07
540448	4/15/2013	4111	Paul R. Mayo, Jr.	$21.64
540449	4/15/2013	12270	Barbara Marie Herb	$1,126.79
540450	4/15/2013	2563	Barbara Crawford	$22.73
540451	4/15/2013	5550	Eda J. Turner	$21.33
540452	4/15/2013	1664	Diana Heartsill Young	$134.72
540453	4/15/2013	9259	Marti O'Brien	$700.75
540454	4/15/2013	5632	Brad Verhalen	$185.86
540455	4/15/2013	9323	Paul Niendorff	$47.86
540456	4/15/2013	1659	James Greg Wren	$1,129.66
540457	4/15/2013	1601	Dorothy Lee Gill Wagner or	$384.02
540458	4/15/2013	3455	2009 Horton Family Trust	$660.33
540459	4/15/2013	10036	Mark D. Keys	$108.92
540460	4/15/2013	3471	Charles T. Howe	$30.20
540461	4/15/2013	1220	Fredericksburg Royalty, Ltd.	$29.50
540462	4/15/2013	2083	Blair Oil Trust	$29.69
540463	4/15/2013	1094	BHCH Mineral, Ltd.	$501.25
540464	4/15/2013	1435	JD Minerals	$24.34
540465	4/15/2013	3563	JDMI, LLC	$6.74
540466	4/15/2013	4492	David D. Ocker	$47.05
540467	4/15/2013	3879	Jennifer Ocker Lee	$47.05
540468	4/15/2013	5076	Faison Heathman Smith IV	$1,134.11
540470	4/15/2013	2645	Glenda Wall Dayton	$33.20
540471	4/15/2013	3027	Amy Cathleen Gantt	$5.78
540472	4/15/2013	9834	Joel R. Woodley	$1,932.78
540473	4/15/2013	5719	Michelle Ann Hodge Watson	$5.78
540474	4/15/2013	4718	C. Janine Reeves	$17.31
540475	4/15/2013	3480	Carol A. Hudson	$30.69
540476	4/15/2013	9832	Samuel R. & Gloria K. Faucett	$9.19
540477	4/15/2013	4745	Angela R. Riceman Trust	$7.50
540478	4/15/2013	3454	Benjamin P. Horton, III Trust	$12.41
540480	4/15/2013	11418	Lochridge Minerals LLC	$7,418.03
540481	4/15/2013	12231	RCPTX, LTD.	$80.47
540482	4/15/2013	4868	Royalty Clearinghouse Prtnsp	$4,120.41
540483	4/15/2013	2375	CCRC Family Limited Partnershi	$20.89
540484	4/15/2013	1798	Robert E. Agnor	$406.85
540485	4/15/2013	9484	The Nancy A. Green Trust	$90.53
540486	4/15/2013	12183	William W. Curtis	$149.13
540488	4/15/2013	5148	State Of Texas	$1,246.11
540489	4/15/2013	2836	Malcolm Evans	$221.94
540490	4/15/2013	5932	Andreu Lawrence Wiltse, Jr.	$221.93
540491	4/15/2013	10775	Christopher J. Evoniuk	$823.62
540492	4/15/2013	4223	Daniel Prentice McKay	$27.42
540493	4/15/2013	3451	Patricia Emily Horridge	$548.42
540494	4/15/2013	5427	The Judy Tewell Trust	$548.42
540496	4/15/2013	6036	Herbert Milsap Youngblood	$57.90
540497	4/15/2013	3911	Sammie Lester Jr.	$61.61
540498	4/15/2013	2488	Sherry Jane Youngblood Conrad	$2,872.44
540499	4/15/2013	4442	William Roland Newton	$17.02
540500	4/15/2013	4126	Cheryl N. McAfee	$42.64
540501	4/15/2013	1229	Susie G. Fults Family Trust	$9,089.23
540502	4/15/2013	4638	Powers Mineral Group Inc.	$29.04
540503	4/15/2013	4630	Ray B. Powers, Jr.	$20.36
540504	4/15/2013	11254	Cowden Capital Investments LP	$58.86
540505	4/15/2013	12016	Susan Marie McClary	$10.32
540506	4/15/2013	3514	Queen E. M. Innes	$13.85
540507	4/15/2013	1206	Cal Farley's Boys Ranch	$2,658.00
540508	4/15/2013	4648	Presbyterian Home For Children	$42.13
540509	4/15/2013	5080	Tommy G. Smith	$50.89
540510	4/15/2013	3663	Collin Jones	$393.72
540511	4/15/2013	10477	Danny Ray Sasser	$376.37
540513	4/15/2013	9872	Johnetta Frazier	$75.25
540514	4/15/2013	9869	Narvie McDonald	$200.68
540515	4/15/2013	9870	Terry L. McGowan	$200.68
540516	4/15/2013	12169	BK Royalty Joint Venture	$17.00
540518	4/15/2013	2663	Desert Partners III, LP	$7.06
540519	4/15/2013	2664	Desert Partners IV, L.P.	$503.19
540521	4/15/2013	12171	Montego Minerals, LP	$10.42
540522	4/15/2013	1478	Permian Basin Acquisition Fund	$9.10
540523	4/15/2013	4577	Scott T. Petersen	$52.58
540524	4/15/2013	2798	William C. Eiland	$52.58
540525	4/15/2013	3055	Emily K. Gifford	$28.07
540526	4/15/2013	5643	Jane Meeks Vitrano	$126.70
540527	4/15/2013	5787	Linda Meeks Wiest	$126.70
540528	4/15/2013	2108	Brooks J. Boedecker	$20.99
540529	4/15/2013	10886	Gary Wayne Jones	$40.38
540530	4/15/2013	3967	Joy Lee Kindlesparger Lozano	$39.32
540531	4/15/2013	11443	Mary Barbara Kasian Hughes	$48.42
540533	4/15/2013	2980	Harry R. Freyer	$932.28
540534	4/15/2013	11846	Western Exploration LLC	$41.89
540535	4/15/2013	11770	BR Royalty LLC	$1,198.38
540536	4/15/2013	11674	Red Rocks Company, LLC	$255.47
540537	4/15/2013	11138	SR Royalty LLC	$293.93
540538	4/15/2013	1087	Carol Freyer Bayer	$67.63
540539	4/15/2013	11437	Mary Rose Tomchuk	$24.76
540540	4/15/2013	2981	Norton Frickey	$29.28
540541	4/15/2013	1534	ONRR - Royalty	$695.47
540542	4/15/2013	12175	Susan Foster	$268.44
540543	4/15/2013	10548	McMahon Energy Partners, LP	$10.80
540544	4/15/2013	2785	Betty Lee Eckley	$41.65
540545	4/15/2013	2230	Nancy Ruth Thigpen Brown	$1,920.49
540546	4/15/2013	10863	Bernadette Rose Roller	$24.77
540547	4/15/2013	10865	The Olienyk Revoc. Living Tr.	$2,435.84
540548	4/15/2013	11632	Sherran Petroleum LLC	$324.75
540549	4/15/2013	3138	Karen K. Green	$309.59
540551	4/15/2013	1038	William C. Sawtelle	$76.79
540552	4/15/2013	3303	James Ford Harvey	$968.42
540553	4/15/2013	2986	Delbert Lea Fugler, Jr.	$7.44
540554	4/15/2013	11943	Michael John Boggs	$52.67
540555	4/15/2013	2847	Mina Evenden	$123.38
540556	4/15/2013	11141	Cheyenne Royalties, LLC	$419.61
540557	4/15/2013	2819	Energy Properties Limited	$526.46
540558	4/15/2013	11050	Danny Herbert Vokal	$29.36
540559	4/15/2013	11673	Monte Sandvick and	$130.12
540560	4/15/2013	10879	Ella Basaraba	$2,435.84
540561	4/15/2013	11766	Harold Lawrence & Vanice	$146.64
540562	4/15/2013	11789	Anton & Myrtle C. Kapus	$124.81
540563	4/15/2013	5177	Jenny V. Stinson	$433.24
540564	4/15/2013	10334	Emma Prokop	$7,967.54
540565	4/15/2013	12178	Banister Willis	$81.84
540566	4/15/2013	2745	Kenneth Dry, As Succ Trustee	$19.38
540567	4/15/2013	12111	Neil W. Mohr and Judith A.	$146.64
540568	4/15/2013	5625	Sandra Verhalen Skevington	$144.45
540569	4/15/2013	5403	Cecilia M. Taylor	$60.31
540570	4/15/2013	4516	Johnie M. Ouzis	$28.79
540571	4/15/2013	4803	Johnnie Roberson	$200.68
540572	4/15/2013	11806	Tammy Collins Culverson	$9.13
540573	4/15/2013	1904	Lynda R. Verhalen Applebaum	$1,132.74
540574	4/15/2013	3051	Debra N. Gibson	$22.68
540575	4/15/2013	12028	William Joseph Niendorff	$72.67
540576	4/15/2013	3975	David E. Lynch	$10.03
540577	4/15/2013	5938	William Barnett Wirtel	$5.24
540578	4/15/2013	5999	Leon E. Wosika	$80.47
540579	4/15/2013	9833	Candyce W. Evertson	$1,932.78
540580	4/15/2013	12378	Judy Harris	$2,599.29
540581	4/15/2013	4404	Myco Industries, Inc.	$33.66
540582	4/15/2013	1003	Yates Petroleum Corporation	$1,677.69
540583	4/15/2013	2181	Janice M. Brooks	$85.78
540584	4/15/2013	2182	Tommy E. Brooks	$85.78
540585	4/15/2013	11722	Kimberley Levine	$55.03
540586	4/15/2013	9844	Matthew Marcellus Young	$5.34
540587	4/15/2013	3979	Linda Carol Johnson Macon	$20.31
540588	4/15/2013	10607	Dearl Rayford Moore	$77.73
540590	4/15/2013	5533	Phyllis Yvonne Tucker	$85.78
540591	4/15/2013	11723	Kevin M. Brittner	$55.03
540592	4/15/2013	2490	Mary Anne Crawley Convis, TTEE	$153.56
540593	4/15/2013	11434	Tomchuk Lvng Tr dtd 1/19/00	$24.76
540594	4/15/2013	8835	Johnny V. Tamplin	$454.29
540595	4/15/2013	9914	Welda Jo Marsh	$22.50
540596	4/15/2013	1556	Gregory Shaw	$38.73
540599	4/15/2013	9386	Cassandra Black	$10.86
540600	4/15/2013	1258	Cleveland Haggerty, Jr.	$57.68
540601	4/15/2013	4093	Darius Martin	$19.28
540602	4/15/2013	1024	Sharon Fults Non Exempt Trust	$4,544.63
540603	4/15/2013	1137	Alprentice Calvin	$21.43
540604	4/15/2013	2643	Lela Mae Shaw Davis	$59.81
540606	4/15/2013	2316	Gerri Calvin	$42.87
540607	4/15/2013	2317	Nancy Calvin	$42.87
540608	4/15/2013	3538	Velvet Jackson	$34.77
540609	4/15/2013	2824	Linda English	$57.68
540610	4/15/2013	10936	Jack Allen Perkins	$85.78
540611	4/15/2013	11351	Richard E. Rosengarten	$309.59
540612	4/15/2013	1628	Brenda Russell Williams	$857.62
540613	4/15/2013	9989	Hansel Family Trust	$17.11
540614	4/15/2013	1634	Carolyn Williams	$190.12
540615	4/15/2013	1589	Alma Colleen Shaw Torres	$38.73
540616	4/15/2013	2757	Ross Marie Dunn	$17.09
540617	4/15/2013	4619	Earl Wayne Pollard	$37.97
540618	4/15/2013	11944	Judith Rosemarie & Carlos	$52.67
540619	4/15/2013	1710	Lucia R. Kendrick	$428.84
540620	4/15/2013	11497	Dorothy Gerhardt (Life Tenant)	$34.26
540621	4/15/2013	1180	Jo Anne Dixon	$190.11
540622	4/15/2013	2318	Kameshia Calvin	$21.43
540623	4/15/2013	9878	Debra Qurtman	$43.00
540624	4/15/2013	10544	Howard Spencer Anderson	$47.33
540625	4/15/2013	9885	Shya Wyatt	$42.99
540626	4/15/2013	9877	Tamika Wyatt	$42.99
540627	4/15/2013	2365	Thomas J. Caveness	$220.12
540628	4/15/2013	1127	James Donald Cadenhead	$37.03
540629	4/15/2013	10938	James Earl Perkins	$85.78
540630	4/15/2013	11355	Brendon Blincoe	$309.59
540631	4/15/2013	7582	Leo H. Jones	$5.71
540632	4/15/2013	7579	General Cornelius Jones	$5.70
540633	4/15/2013	12390	Cynthia Davison f/k/a Tzavaras	$18.18
540634	4/15/2013	2179	Jessie Brooks	$85.78
540635	4/15/2013	12059	Jason Carl Tzavaras	$18.82
540636	4/15/2013	1131	Cornelia Manning Caines	$48.68
540637	4/15/2013	9892	Ollie Thomas, Jr.	$57.32
540638	4/15/2013	11442	Alice Jones	$454.29
540639	4/15/2013	1393	Raymond David Manning, Sr.	$48.68
540640	4/15/2013	10338	Connie Raylene Brooks	$487.37
540642	4/15/2013	4419	Lucinell Nichols Nees	$39.32
540643	4/15/2013	3541	Jaco Production Company	$18.86
540644	4/15/2013	5100	Barbara W. Sorenson Rev. Trust	$542.92
540645	4/15/2013	8663	Wanda Smith	$31.72
540646	4/15/2013	5069	Teresa Smith	$61.01
540647	4/15/2013	2877	Earl W. Ferguson	$1,112.21
540648	4/15/2013	9849	Lavonia Smith	$31.72
540651	4/15/2013	9884	Landers King Hubbard, Jr.	$42.99
540653	4/15/2013	4848	Dwayne Rooks	$24.08
540654	4/15/2013	2846	Sally Blair Evans	$7.85
540655	4/15/2013	3237	Phyllis Hampton	$46.49
540656	4/15/2013	2372	Kenneth Cavness	$33.29
540657	4/15/2013	4485	Frankie Jackson Nunley	$113.20
540658	4/15/2013	2368	Eura Lee Caveness, Jr.	$57.89
540659	4/15/2013	3236	Camille Hampton	$20.47
540660	4/15/2013	3746	Thomas Fisher Key	$214.24
540661	4/15/2013	2515	Willie F. Cooper, III	$54.81
540662	4/15/2013	9276	Carl Burner Jacobs	$37.74
540663	4/15/2013	9838	Harrison T. Thomas	$57.32
540664	4/15/2013	2514	Bertha M. Cooper	$54.81
540665	4/15/2013	2519	Richard Cooper, Jr.	$27.39
540666	4/15/2013	3918	Arlene Yvonne Rooks Lewis	$24.08
540667	4/15/2013	3373	Joetta Culton High	$100.34
540668	4/15/2013	9267	Carla Renee Jacobs	$73.70
540669	4/15/2013	2170	Benny E. Britt	$21.79
540672	4/15/2013	2370	Maurice Caveness	$50.84
540673	4/15/2013	10933	Bob Perkins, Jr.	$85.78
540674	4/15/2013	4512	Gladys M. Ottey	$2,134.62
540675	4/15/2013	1635	Billy Williams	$190.11
540676	4/15/2013	3163	Ruby Green	$21.25
540677	4/15/2013	4287	Phyllis Green Mills	$21.25
540678	4/15/2013	10458	China Galland aka	$420.99
540679	4/15/2013	3364	Gayle Hershberger	$658.84
540682	4/15/2013	11764	Dean & Gail Gudahl Trust	$278.57
540683	4/15/2013	5674	June Rooks Wallace	$33.85
540684	4/15/2013	2516	Gary Cooper	$54.81
540685	4/15/2013	2655	Olivia A. Deloach, Trustee	$32.88
540686	4/15/2013	2084	Julian C. Blair	$7.85
540687	4/15/2013	2086	Robert Vernon Blakey, Sr.	$18,498.93
540688	4/15/2013	6045	Avril Hampton-Zermeno	$32.17
540689	4/15/2013	3235	Paige Hampton	$31.46
540692	4/15/2013	4024	Vester Lois Manning	$213.49
540693	4/15/2013	12166	Glenn J. Nichenko	$748.89
540694	4/15/2013	11140	T.L. & Betty Bezzerides	$62.97
540695	4/15/2013	10340	Leonard W. Nichenko	$731.05
540696	4/15/2013	3711	Joel R. Kay	$309.59
540697	4/15/2013	2049	Andrew L. Beyer	$546.95
540698	4/15/2013	3608	Carolyn Campbell Johnston	$13.13
540699	4/15/2013	12459	Douglas Stanley Herring	$87.00
540700	4/15/2013	12456	Stephen Paul Herring	$87.00
540701	4/15/2013	1093	Vernon Ray Berry	$18.88
540702	4/15/2013	11139	Paul D. Hess	$62.97
540703	4/15/2013	11619	Edward M&Barbara L Anheluk	$64.15
540704	4/15/2013	10871	Lois E. Basaraba, a widow	$2,087.86
540705	4/15/2013	11622	Lori Belinda London	$105.58
540706	4/15/2013	1193	Tina Lee Ebukam	$48.68
540707	4/15/2013	10866	Eleanor J. Basaraba, a widow	$2,435.84
540709	4/15/2013	1361	Lonella Leffall	$1,817.27
540710	4/15/2013	1284	Traci Ferguson-Hodge	$1,022.20
540711	4/15/2013	4222	Malcolm H. McKay	$27.42
540712	4/15/2013	11466	Mary Ann Wittinger	$56.15
540713	4/15/2013	2590	Carolyn M. Curry	$60.31
540714	4/15/2013	10934	Sherman Perkins	$85.78
540715	4/15/2013	1449	Cynthia Lester Howell Morris	$105.58
540716	4/15/2013	12098	Winbauer Family Prtnshp, John	$17.19
540717	4/15/2013	1397	Olden Davis Manning, Jr.	$48.68
540718	4/15/2013	2890	Mary Nell Finch	$17.17
540719	4/15/2013	10790	Michael Marczuk, Indiv/Heir	$27.18
540720	4/15/2013	12030	David B. Williams	$10.32
540721	4/15/2013	11676	RPT Energy (USA) Inc.	$339.58
540722	4/15/2013	1053	Esther M. Aberle	$0.51
540723	4/15/2013	1089	Children Of Jennifer Beason	$7.69
540724	4/15/2013	1135	Children Of Barbara Carlton	$7.69
540725	4/15/2013	1474	Jo Ann Paulsen Trust	$63.04
540726	4/15/2013	1490	Caren Harvey Prothro	$968.32
540727	4/15/2013	1522	Children Of Bruce G. Roberts	$7.69
540728	4/15/2013	2006	Jennifer Anne Roberts Beason	$37.82
540729	4/15/2013	2342	Barbara Joyce Roberts Carlton	$37.88
540730	4/15/2013	3732	Amy G. Key aka Amy Key Keith	$5,466.31
540731	4/15/2013	4474	Frank E. Novy	$8.83
540732	4/15/2013	6114	XTO Energy Inc.	$22,243.64
540733	4/15/2013	10773	Whiting Oil and Gas Corporatn	$212,288.57
540734	4/15/2013	11218	Burlington Resources O&G Co LP	$45,974.18
540735	4/15/2013	11347	Continental Resources, Inc.	$115.51
540736	4/15/2013	12060	Avalon North LLC	$6,243.95
540737	4/15/2013	12062	Dakota West Energy LLC	$6,243.90
540759	4/24/2013	1131	Cornelia Manning Caines	$60.58
540760	4/24/2013	3571	Denise Jenkins	$120.09
540761	4/24/2013	11429	Eva B. Washington	$52.27
540762	4/24/2013	12243	Kristin V. Moseley	$99.32
540763	4/24/2013	12058	MCGR Operating Company, Inc.	$307.18
540764	4/24/2013	1519	Neva Nell Riney	$147.45
540765	4/24/2013	5666	Charles Walker	$57.95
				$1,323,256.11

Exhibit V

GMX BANK RECONCILIATION
OPERATING ACCOUNT & CONTROLLED DISBURSEMENT

Ending Balance per Bank Statement	$6,886,555.43
Plus: Total Outstanding Deposits	$56,140.56
Less: Total Amounts of Outstanding	$(1,139,499.25)
Checks & Other Debits
Less: Service Charges	$—
Ending Balance per Check Register	$5,803,196.74

Copy of bank statement can be found in the public documents section of the information regarding the bankruptcy case on the Company's website.